PROSPECTUS

ABS LONG/SHORT STRATEGIES FUND
Founders’ Shares
June 1, 2017

ABS Long/Short Strategies Fund (“Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, closed-end management investment company.  The Fund, under normal circumstances, invests its assets pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  While the Portfolio Funds may be organized within or outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets’ risk and volatility.  A full market cycle is a peak-to-peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak.

In order to achieve the Fund’s investment objective, ABS Investment Management LLC (the “Adviser”) allocates the Fund’s assets among Portfolio Funds managed by a variety of different investment managers (the “Investment Managers”).  The Fund cannot guarantee that its investment objective will be achieved or that its investment program will be successful.

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  Before investing, you should consider the following specific risks of an investment in the Fund:

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It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that your investment in the Fund is low risk or without risk.  See “Principal Risks.”

•	An investment in the Fund is illiquid and is not suitable for you if you need access to the money you invest. See “Principal Risks-Liquidity Risks.”
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You may not have access to the money you invest for an indefinite period of time and you should not expect to be able to sell the Fund’s shares of beneficial interest (“Shares”) regardless of how your investment in the Fund performs.  See “Principal Risks-Liquidity Risks.”

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You do not have the right to require the Fund to redeem or repurchase your Shares although the Fund may periodically offer to repurchase Shares on such terms as may be determined by the Fund’s Board of Trustees (“Board”).  See “Principal Risks-Liquidity Risks.”

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Shares are not, and are not expected to be, listed for trading on any securities exchange. To the Fund’s knowledge, there is no, nor will there be, any secondary trading market for the Shares.  See “Principal Risks-Liquidity Risks.”

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Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust.  See “Principal Risks-Liquidity Risks” and “Transfer of Shares.”

•	Because you may not be able to sell your Shares, you will not be able to reduce your investment exposure to the Fund on any market downturn. See “Principal Risks-Liquidity Risks.”

Before making an investment decision, you or your adviser should consider factors such as net worth, income, age, risk tolerance and liquidity needs in evaluating whether the Fund is a suitable investment for you.  Short-term investors and investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.  See “Principal Risks.”

Foreside Fund Services, LLC (“Distributor”) acts as principal underwriter and distributor for the Fund’s shares of beneficial interest (“Shares”) on a best efforts basis.  The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor.  Amounts received from investors as potential investments in the Fund are held in an escrow account at the Fund’s custodian pending the admission of investors as Shareholders of the Fund.  Investors will not receive any interest on funds held in the escrow account.

Shares are only sold to investors qualifying as “Eligible Investors” as described in this Prospectus.  The term “Eligible Investor” means investors that satisfy the definitions of “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.  In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.  See “Eligible Investors.”

This Prospectus offers Shares of the Fund’s Founders’ Class (“Founders’ Shares”) which may be purchased through the Distributor or a Selling Agent). The Fund offers Institutional Shares and A shares by a different prospectus.

The Fund intends to accept initial and additional purchases of Founders’ Shares from Eligible Investors who are “Institutional Investors” or individual investors.  “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that may have entered into an agreement with the Distributor to offer Founders’ Shares through a no-load network or platform.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference.  A Statement of Additional Information dated June 1, 2017, as may be amended (“SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus.  You may request, at no charge, a copy of this SAI (the table of contents of which is on page 51 of this Prospectus), annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (877) 499-9990, by writing to the Fund or by visiting the Adviser’s website (www.absinv.com).  You may also obtain a copy of the SAI (and additional information about the Fund) from the SEC’s Public Reference Room in Washington, D.C.  Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  These materials, as well as the Fund’s annual and semi-annual reports (when available) and other information about the Fund, are available on the SEC’s website at www.sec.gov. If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund as may be amended from time to time (the “Declaration of Trust”).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public	Proceeds to the Fund(1)
Per Founders’ Share(2)	At Current NAV	Amount Invested at Current NAV
Sales Load	None(3)	None(3)
Total	$100,000,000(4)	$100,000,000(4)

(1)	The total of other expenses of issuance and distribution is $90,450.
(2)
Founders’ Shares are offered continuously at a price equal to the then current net asset value (“NAV”) per Share as disclosed here. Founders’ Shares are not subject to a sales load. The minimum initial subscription for Founders’ Shares is $100,000,000 and the minimum subsequent subscription is $100,000.

(3)	See, “Plan of Distribution” for information regarding other compensation to be paid in connection with the sale of Founders’ Shares.
(4)	These estimated proceeds assume the sale of all Fund Shares registered under this prospectus and the separate prospectus offering A Shares and Institutional Shares of the Fund.
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You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.
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PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund’s Founders’ Shares.  Before investing in the Fund’s Founders’ Shares, you should carefully read the more detailed information appearing elsewhere in this Prospectus, especially the information under the heading “Risk Factors.”

The Fund
ABS Long/Short Strategies Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company.  Interests in the Fund (“Shares”) are also registered under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”).  Although Shares are registered under the 1940 Act and the 1933 Act, they are subject to substantial limitations on transferability and resale.

This Prospectus offers Shares of the Fund’s Founders’ Shares. The Fund offers Institutional Shares and A shares by a different prospectus.

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds that primarily employ equity long/short strategies (each a “Portfolio Fund”).  The Fund will generally invest in Portfolio Funds organized outside the U.S. or in Portfolio Funds organized within the U.S.  No Portfolio Fund is expected to be registered under the 1940 Act.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.
The Offering
The Fund is offering Founders’ Shares on a continuous basis.  Founders’ Shares are offered at their net asset (“NAV”) per Share as of the first Fund business day (“Business Day”) of each month.  For purposes of this Prospectus, “Business Day” means any day that the New York Stock Exchange (“NYSE”) is open for business.  Amounts received from investors as potential investments in the Fund are held in an escrow account at the Fund’s custodian pending the admission of investors as Shareholders of the Fund.  Investors will not receive any interest on funds held in the escrow account.

Eligible Investors
The Fund will only sell Founders’ Shares to a prospective investor who satisfies the definition of “accredited investor” as defined in Regulation D under the 1933 Act.  Investors meeting these requirements are referred to in this Prospectus as “Eligible Investors.”

After an initial purchase, shareholders subscribing for additional Founders’ Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund appear in the subscription agreement that must be completed by each prospective shareholder.

In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy.  Under this policy, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.

With limited exceptions, Founders’ Shares are not transferable, and liquidity for investments in Founders’ Shares may be provided only through periodic repurchase offers by the Fund.
See “Eligible Investors” and “Transfer of Shares.”
Investment Objective	The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.
A full market cycle is a peak-to-peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak.
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See “Investment Objective.”
Principal Investment Strategies
To achieve its investment objective, the Fund, under normal circumstances,  invests its assets pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  While the Portfolio Funds may be organized within and outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the equity securities (or the equivalent thereof) of U.S. and foreign issuers.  These long and short positions are created by purchasing and selling short specific equity securities or groups of equity securities.  Foreign issuers may be organized in or may operate in emerging markets.  An emerging market is a nation’s economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body.

Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies.  Investment Managers, for example, may construct long and short portions based upon the following strategies: (1) a mispricing of equity securities relative to each other or relative to historic norms; (2) the effect of events on different equity securities; (3) perceived valuations of equity securities (e.g., whether an issuer is overvalued or undervalued); and/or (4) the effect of global economic and political changes on the prices of equity securities (collectively, “Long/Short Equity Strategies”).  The Investment Managers may utilize a variety of investment styles (e.g. growth/value, small cap/large cap) and focus on specific sectors, regions (e.g. U.S., emerging markets, global) and asset classes (e.g. common stocks, preferred stocks and convertible securities) to implement the Long/Short Equity Strategies.  The Portfolio Funds in the aggregate will provide the Fund with market exposure that may be net short or net long.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”) to implement their equity long/short strategies.

A Portfolio Fund may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”) on an opportunistic basis.  It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Strategy to implement long/short positions in Fixed Income Securities.

Derivatives.  While a Portfolio Fund generally implements its investment strategies by investing directly or selling short Equity Securities, a Portfolio Fund may use derivatives, typically: (1) options on Equity Securities, Equity and Fixed Income indices (each an “Index”) or currencies; (2) futures on Indices; and (3) total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against the risk of equities, in general, and certain long/short strategy risks, including short selling risk.

A Portfolio Fund may also invest in forward foreign currency contracts (each a “forward contract”) to protect against or speculate on the fluctuation of various currencies.

Options.  An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put option) the writer (seller) at a specific price (the “Strike Price”) on or before the expiration date of the contract.  An Investment Manager may purchase a call option or write (sell) a put option on Equity Securities, Indices or currencies if the Investment Manager expects the value of the Equity Securities, Indices or currencies to increase during the term of the option.  Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on Equity Securities, Indices or currencies if the Investment Manager expects the market value of the Equity Securities, Indices or currencies to decrease during the term of the option.  A Portfolio Fund may close out a call or put written on Equity Securities, Indices or currencies by purchasing a call or put, respectively, on the same Equity Securities, Indices or currencies with the same Strike Price and expiration date.  To close out a position as a purchaser of an option on Equity Securities, Indices or currencies, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.  If exercised, Index options will settle in cash while options on Equity Securities or currencies will settle upon the delivery of that security or currency to the purchaser thereof.

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Futures.  A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”).  An Investment Manager may take a long position in an Index futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract.  Alternatively, an Investment Manager may take a short position in an Index futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract.  If exercised, futures contracts settle in cash on the Settlement Date.  A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements.  Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors.  In a total return swap on Equity Securities, one party sells   (the “Payor”) to the other party (the “Receivor”) an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement.  A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater that the fixed rate to be paid under the agreement.  Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Forward Contracts.  A forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Other Investments.  Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to ABS Investment Management LLC (the “Adviser”), invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

See “Principal Investment Strategies – Portfolio Funds.”
Borrowing/Leverage
The Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), selling short securities, using derivatives and participating in other forms of direct and indirect borrowing.  If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity.

The Portfolio Funds may also borrow money for non-leverage purposes including: (1) satisfying periodic redemptions; (2) paying fees and expenses and (3) making investments in anticipation of the receipt of subscription funds.

See “Principal Investment Strategies – Borrowing/Leverage.”
Principal Risks
An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk.  No guarantee or representation is or can be made that the Fund will achieve its investment objective.  Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.  In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risks of investing in the Fund prior to acquiring Founders’ Shares.

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The following is a summary of the principal risks of investing in the Fund. The principal risks of investing in the Fund may adversely affect the Fund’s performance.
The principal risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.
For a more complete discussion of these risks, see “Principal Risks” below.
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Conflicts of Interest Risk – The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  For example, the Fund may purchase certain securities while another account is selling the same or similar securities due to varying investment strategies.  Also, the Adviser may have an incentive to allocate investment opportunities to accounts that pay higher management fees.

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Fund of Funds Structure Risk – Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act.  Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies.  The following additional risks are relevant to the Fund’s implementation of the fund of funds structure.  These additional risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

Control Risk.  The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund.  Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund.  Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

Custody Risk.  A Portfolio Fund may not be required to, or may not, custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

Expense Layering Risk.  In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager.  As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.  Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, expected to range up to 20% of a Portfolio Fund’s net profits.  Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance.  Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.  In addition, the performance-based allocation that will be received by an Investment Manager may create an incentive for that manager to pursue more risky and speculative strategies than would be the case in the absence of such allocation.

Foreign Organization Risk.  The Fund may invest in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds.  See also “Portfolio Funds Risk – Foreign Investment Risk” below.

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Implementation Risk.  The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds.  The performance of the Fund also depends upon the success of the Investment Managers in implementing the long/short equity strategies of the Portfolio Funds.

Limited Voting Rights Risk.  If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Liquidity Risk.  The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability.  The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents.

Operational Risk.  Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies.  Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

Transparency Risk.  Portfolio Funds typically provide limited portfolio information.  A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors.  This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

Valuation Risk.  Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board. Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser will generally not be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds.  An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation.

Withdrawal Risk.  Under extraordinary circumstances, following a withdrawal from a Portfolio Fund, the Fund may be required to return all or a portion of the withdrawal proceeds it received from the Portfolio Fund to such Portfolio Fund if and to the extent required by applicable law or the Portfolio Fund's organizational or offering documents. For instance, if the Portfolio Fund later determines that its NAV was previously misstated and the Fund received withdrawal proceeds in excess of the amount it was entitled to, then, the Fund may be required to return the applicable portion of the withdrawal proceeds to the extent required by applicable law or the Portfolio Fund’s organizational or offering documents. Other circumstances, such as indemnification obligations, could also require the Fund to return the proceeds to a Portfolio Fund.

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Legal and Regulatory Risk – Securities markets are subject to comprehensive statutes and regulations.  Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests.  Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds.  Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

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Liquidity Risk – An investment in the Fund is highly illiquid. A shareholder does not have the right to require the Fund to redeem or repurchase shares of the Fund and such shares are subject to substantial restrictions on transferability.  There is currently no market for shares of the Fund, and it is not contemplated that one will develop.

•	Loss of Investment Risk – An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.
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Management Risk –Prior to the inception of the Fund, the Adviser did not manage an investment company registered under the 1940 Act.  The 1940 Act and the Code impose numerous investment constraints on the operations of registered investment companies and the Adviser has not previously had to comply with these constraints with respect to the management of client assets.

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Market Risk – The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.  These factors may affect the volatility, value and liquidity of the Fund’s investments.

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Non-Diversification Risk – The Fund is non-diversified and the Fund’s investment in the securities of a limited number of Portfolio Funds exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.  Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time.  This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

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Portfolio Fund Risk – The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds.  The risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

Borrowing Risk (For Non-Leverage Purposes).  The rights of creditors to the assets of a debtor are senior to those of equity investors.  As a creditor, a third-party lender would have a first priority claim on any cash and assets held by a Portfolio Fund.   The Fund is an equity investor in a Portfolio Fund and any Fund claims are inferior to those of debt holders, if any.

Convertible Securities Risk.  The value of convertible securities generally declines as interest rates increase and increases as interest rates decline.  A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities.  Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments.  The issuer of a convertible security may force a Portfolio Fund to convert the convertible securities before it would otherwise choose to do so, which may decrease the Portfolio Fund’s return.

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Currency Risk.  Securities denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies.

Distressed Securities Risk.  An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations.  An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

Emerging Markets Risk.  In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater.  There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

Equity Securities Risk.  The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments.  The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility.  Consequently, it may be more difficult to buy or sell the equity securities of smaller companies at an acceptable price, especially during periods of market volatility.

Fixed Income Securities Risk.  Changes in interest rates may reduce the value of Fixed Income Securities.  The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates.  High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with lower interest rates, thus reducing performance.

Foreign Investment Risk.  Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds.  Foreign investments may also be adversely affected by changes in currency exchange rates, social, political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions and may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes.  There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S.

Forward Contract Risk.  The forward contract markets are generally not regulated and a counterparty may refuse to perform on a forward contract. Forward contracts are not guaranteed by an exchange or clearing house and therefore a non-settlement or a default on a contract could deprive an investor of unrealized profits or force it to cover its commitment to purchase or resell, if any, at the current market price.

Futures Risk.  The price of an Index or currency futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index or currency, the Settlement Price, the time remaining until the expiration date of the futures contract, the volatility of the Index or currency, and with a respect to a currency, the volatility of the exchange rate between that currency and the U.S. dollar.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index or currency futures.  A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested.  The buyer of an Index and currency future will suffer losses, which may theoretically be unlimited, as the value of the underlying Index or currency declines.  The seller of an Index or currency future will suffer losses, which also may theoretically be unlimited, as the value of the Index or currency increases.  Because of low margin deposits normally required to participate in futures position, an extremely high level of leverage is typical.  As a result, a relatively small price movement in an Index or currency futures contract may result in substantial losses to a Portfolio Fund.  Changes in the liquidity of Index futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the Index futures.  If Index or currency futures cannot be closed out timely due to illiquid secondary markets, losses may result.  Potential losses on Index or currency futures contracts are unlimited.

7

Hedging Risk.  Strategies utilized to hedge against losses may not be successful and may offset gains.  The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund.  Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

Initial Public Offerings Risk.  Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible.  Other risks include lack of trading and operating history and lack of information about the issuer.

Leverage Risk.  The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund.  In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings.

Liquidity Risk.  A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (i.e., securities that may not be sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities.

Long/Short Equity Strategy Risk.  The success of a long/short equity strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions).  Substantial losses may be recognized as a result of the implementation of this strategy.  Also, this strategy is subject to the investment risks associated with the equity securities utilized to implement the strategy.

Investment Managers utilize Long/Short Equity Techniques the risks of which are summarized below.  These risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks through its investment in the Portfolio Funds:

8

Directional Trading Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short positions in those securities based on such predictions.

Event Driven Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to timely identify potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers.

Fundamental Long/Short Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities.

Relative Value Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short positions based on such discrepancies.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.  These techniques will involve investment risks similar to those associated with the Long/Short Equity Techniques.

Options Risk.  The price of an option on Equity Securities, Indices and currencies can be highly volatile and is dictated by a variety of factors including the value of the underlying asset, the Strike Price, the time remaining until the expiration date of the option and the volatility of the underlying asset.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an  option.  A small investment in an option may have a large impact on the performance of a Portfolio Fund as an option may result in losses in excess of amounts invested.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the Strike Price. The market for options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of the options.  If the options cannot be closed out timely due to illiquid secondary markets, losses may result.  Potential losses on the purchases of puts and calls are limited to the amount of premium paid.  The writing of calls and puts exposes the writer to potentially unlimited losses.

Short Selling Risk.  The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale.  Losses on short sales are theoretically unlimited.

Swap Agreements Risk.  The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities and the creditworthiness of the participants.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of these swaps.  Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities.  Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities.  Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities.  Participation in a total return swap also involves counterparty credit risk and payments owed to a participant may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty.  If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

9

Turnover Risk.  The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees.  The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

Purchases of Shares
The Fund continuously offers Founders’ Shares at their NAV per Share through Foreside Fund Services, LLC, the principal underwriter and distributor of the Fund (the “Distributor”). Additional broker-dealers or other financial intermediaries (“Selling Agents”) may be appointed by the Distributor to assist in the distribution of the Fund.  The Founders’ Shares are not subject to a sales load.  Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or the maintenance of investor accounts.  Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.  These fees and additional terms and conditions that may be imposed by Selling Agents are not imposed by the Fund, the Distributor or the Fund’s service providers.

Eligible Investors who are “Institutional Investors” or individual investors may purchase Founders’ Shares.  “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Founders’ Shares through a no-load network or platform.

The minimum initial subscription for Founders’ Shares is $100,000,000 and the minimum subsequent subscription is $100,000.  The Fund intends to accept initial and additional purchases of Founders’ Shares as of the first Business Day of each calendar month.  Founders’ Shares may be offered less frequently and the minimum initial and subsequent subscription amounts may be reduced or waived as determined by the Board in its sole discretion.

Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date (i.e., the first Business Day of each month).  The investor will not become a shareholder of the Fund and will have no rights under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) until the purchase date.

Generally, the investor must also submit a completed subscription agreement, the form of which follows as Appendix A, (for initial purchases) and/or such other documentation as required by the Fund (for both initial and subsequent purchases) at least five (5) Business Days before the purchase date.  Investors should confirm specific deadlines for receipt of funds by a Selling Agent as those entities may maintain different deadlines.  Amounts received from prospective investors in the Fund will be held in an escrow account pending the transmission to the Fund.  Investors will not receive any interest on funds held in the escrow account.  If an investor’s subscription is not accepted, the escrow agent will return the subscription monies to such investor.

The Fund reserves the right to reject, in whole or in part, any purchase of Founders’ Shares and may suspend the offering of Founders’ Shares at any time.
See “Plan of Distribution” and “Purchases of Shares.”
See “Purchases of Shares,” “Repurchases of Shares” and “Plan of Distribution,” and “Transfer of Shares.”
10

No Redemptions; Repurchases of Shares
Because the Fund is a closed-end fund, shareholders do not have the right to require the Fund to redeem any or all of their Shares.  To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Founders’ Shares pursuant to written repurchase offers, but is not obligated to do so.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion.  In determining whether the Fund should offer to repurchase Fund Shares, the Board will consider a variety of operational, business and economic factors. The Board convenes quarterly to consider whether or not to authorize a repurchase offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter) (each a “Valuation Date”).

In order to permit the Fund to finance the repurchase of Fund Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders will be required to tender the Fund Shares they wish to sell in the repurchase offer, at least 45 days prior to the Valuation Date (“Repurchase Offer Acceptance Deadline”).  The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer.  A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Fund Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $10,000 worth of Founders’ Shares.  A shareholder tendering only a portion of its Founders’ Shares for purchase will be required to continue to hold Founders’ Shares with a value of at least $25,000 after giving effect to the repurchase.  If a shareholder tenders an amount that would cause the value of its Founders’ Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may accept the request and reduce the amount to be repurchased so that value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Founders’ Shares.

See “Repurchases of Shares.”
Transfer of Shares
There is no public market for Founders’ Shares and none is expected to develop.  The Fund will not list Founders’ Shares on a stock exchange or similar market. With very limited exceptions, Founders’ Shares are not transferable, and liquidity for investments in Founders’ Shares may be provided only through periodic repurchase offers by the Fund.  If a shareholder attempts to transfer Founders’ Shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void.

See “Transfers of Shares.”
Distributions/Dividend Reinvestment Plan
The Fund intends to distribute substantially all of its net investment income to shareholders annually. Unless a shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Founders’ Shares.

See “Distributions” and “Dividend Reinvestment Plan.”
Adviser	ABS Investment Management LLC, a Delaware limited liability company, is the Adviser. The Adviser is a registered investment adviser with offices at 537 Steamboat Road, Greenwich, Connecticut 06830.
As of April 30, 2017, the Adviser’s total assets under management were approximately $5.1 billion.

For management services rendered to the Fund pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser receives an annual fee of 1.00%, payable monthly based on the Fund’s month end NAV.

See “Management – Investment Adviser.”
Performance
On December 31, 2015, simultaneous with the commencement of the Fund’s operations with respect to the Founder’s Share class (“Commencement of Operations”), ABS (3)(C)(1) LP (the “Predecessor Fund”), was reorganized with and into the Founder’s Share class of the Fund.  The Predecessor Fund maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund shared the same investment adviser and portfolio managers.  The performance of Founders’ Shares for periods before the Commencement of Operations is that of the Predecessor Fund.  The Predecessor Fund’s performance has been adjusted to reflect the estimated expenses of the Founders’ Shares (minus the projected Acquired Fund Fees and Expenses) for its first year of operations as a registered investment company (after giving effect to any fee waivers or expense reimbursements).  For the estimated expenses of the Founders’ Shares (including Acquired Fund Fees and Expenses), see “Summary of Fund Expenses.”

11

For past performance information of Founders’ Shares, see “Performance.”
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.
Services
Administrator and Transfer Agent.  UMB Fund Services, Inc. (“UMB”) provides administration, compliance, fund accounting and transfer agency services to the Fund.  Fees and expenses of UMB are paid by the Fund.

Custodian and Escrow Agent.  UMB Bank, N.A. (“Custodian”), 928 Grand Boulevard, Kansas City, Missouri 64106, is custodian of the Fund’s investments.  UMB Bank, N.A., also serves as escrow agent (in such capacity, the “Escrow Agent”) with respect to subscription monies received from prospective investors in advance of dates when shares may be subscribed for and monies may be transmitted to the Fund, as well as with respect to monies received from the Fund in advance of dates when shares may be tendered to the Fund and monies may be transmitted to the tendering shareholders.  Amounts received from prospective investors in the Fund (in the case of subscriptions) and amounts received from the Fund (in the case of tender offers) will be held in an escrow account pending the transmission to the Fund or tendering shareholders, as the case may be.  Any interest earned on the account will be paid to the Fund.  If an investor’s subscription is not accepted, the Escrow Agent will return the subscription monies to such investor.  Fees and expenses of the Custodian and Escrow Agent are paid by the Fund.

See “Services.”
Fund Expenses
Fund Expenses.  The Fund bears its own operating expenses which include, but are not limited to: (1) organizational and offering costs; (2) the fees payable to various service providers including, but not limited to the Adviser and the out of pocket expenses thereof including compliance consultants and background check professionals; (3) Trustee fees; (4) repurchase offer expenses; (5) costs of printing prospectuses and shareholder reports; (6) registration fees; and (7) costs associated with purchasing and redeeming Portfolio Funds.

Portfolio Fund Expenses.  The Portfolio Funds incur their own operating expenses.  As an investor in the Portfolio Funds, the Fund indirectly bears its pro rata allocation of the Portfolio Funds’ expenses (“Acquired Fund Fees and Expenses”).  Acquired Fund Fees and Expenses include fees payable to a Portfolio Fund’s Investment Manager.  The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which will generally reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund.  Generally, fees payable to the Investment Managers are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge a performance-based allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits, although it is possible that such range may be exceeded for certain Investment Managers.  These fees payable to Investment Managers are estimates and may be higher or lower.

Expense Limitation. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Founders’ Shares will not exceed 1.10% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  The arrangements will continue until August 30, 2019.  The Adviser may recoup fees waived and expenses reimbursed for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Founders’ Shares in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.

12

See “Fund Expenses.”
Certain Tax Considerations
The Fund intends to qualify, for U.S. federal income tax purposes, as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  To maintain its RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.

For each taxable year that the Fund qualifies as a RIC, the Fund will not be subject to federal income tax on any of its income distributed to shareholders.  The Fund will distribute substantially all of its net investment income and gains to shareholders and these distributions will generally be taxable to shareholders as ordinary income.  Shareholders not subject to tax on their income will not be required to pay tax on these distributions.

See “Certain Tax Consequences.”
Certain ERISA Considerations
Generally, investors subject to The Employee Retirement Income Security Act of 1974 (“ERISA”) and other tax exempt investors, including employee benefit plans, individual retirement accounts, and Keogh Plans, may acquire Founders’ Shares to the extent that they are Eligible Investors.  Fund assets are not deemed to be “plan” assets under ERISA.

Before investing the assets of a plan subject to ERISA (each an “ERISA Plan”) or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) in the Fund, the Plan fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in U.S. Department of Labor (“DOL”) regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for the Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made.

See “Certain ERISA Considerations.”
13

SUMMARY OF FUND EXPENSES
The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Annual Fund Operating Expenses (as a percentage of average net assets)	Founders’ Shares
Management Fees	1.00%
Other Expenses (1)	0.80%
Acquired Fund Fees and Expenses(2)	4.09%
Total Annual Fund Operating Expenses(3)	5.89%
Fee Waiver and/or Expense Reimbursement(3)	(0.70)%
Net Expenses(3)	5.19%

(1)
“Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). The Adviser advanced the Fund’s organizational and offering costs and will recoup these costs from the Fund consistent with the Expense Limitation Agreement between the Fund and the Adviser (the “Limitation Agreement”).  For more information about the Limitation Agreement, please see Footnote 3 below.

(2)
Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds.  Fees and expenses of Portfolio Funds are based on the Portfolio Funds’ historic fees and expenses.  Generally, fees payable to an Investment Manager are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge a performance-based allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits.  These fees payable to Investment Managers are estimates and may be higher or lower.  The Portfolio Funds held by the Fund and their fees will change over time, impacting the calculation of the “Acquired Fund Fees and Expenses.”  Future “Acquired Fund Fees and Expenses” may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.

(3)
Under the Limitation Agreement, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Founders’ Shares to 1.10% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  The Limitation Agreement provides for the Adviser’s recoupment of expenses reimbursed, including the Fund’s organizational and offering costs, and/or fees reduced for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Founders’ Shares in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. The Limitation Agreement will continue until August 30, 2019 and may be terminated or extended at any time by the Board.  The Adviser cannot unilaterally terminate the Limitation Agreement prior to August 30, 2019. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that: (1) you invest $1,000 in the Fund; (2) your investment has a 5% return each year; (3) operating expenses and net expenses remain as stated in the previous table except to reflect the completion of the amortization of offering costs; and (4) all income dividends and capital gains distributions are reinvested in additional Founders’ Shares at the NAV per Share. The one and three-year example and the first through the third year of the five and ten-year example are based on net operating expenses, which reflect recoupment of waived fees and/or expenses reimbursed by the Fund’s Adviser. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$52	$155	$271	$553

14

FINANCIAL HIGHLIGHTS

Financial highlights are presented below for the Fund's Founders' Shares. The financial highlights table is intended to help you understand the Fund’s financial performance and other financial information since the Fund’s inception. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in the Fund would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions.  The Fund’s annual financial statements for the fiscal period ended April 30, 2016, including the financial highlights, have been audited by RSM US LLP, the Fund’s independent registered public accounting firm. The report of RSM US LLP and the Fund’s financial statements are incorporated by reference in the SAI, and are available upon request.  The Fund’s financial statements for the six months ended October 31, 2016, including the financial highlights, are unaudited and are included in the Fund’s Semi-Annual Report for the period ended October 31, 2016 and is incorporated herein by reference in the SAI.

ABS Long/Short Strategies Fund
FINANCIAL HIGHLIGHTS
Founders’ Shares

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Six Months Ended October 31, 2016 (Unaudited)	For the Period January 4, 2016* through April 30, 2016
Net asset value, beginning of period	$93.8163	$100.0000
Net Increase (Decrease) in Shareholders' Capital from Operations
Net investment loss	(0.4916)	(0.3095)
Net realized and unrealized gain (loss) on investments	1.8962	(5.8742)
Net Increase (Decrease) in Shareholders' Capital from Operations	1.4046	(6.1837)

Net asset value, end of period	$95.2209	$93.8163

Total Return(1)	1.50%	(6.18)%

Ratios and Supplemental Data:
Shareholders' Capital, end of period (in thousands)	$62,303	$56,928

Net investment loss to average Shareholders' Capital(2)	(1.10)%	(1.10)%
Ratio of gross expenses to average Shareholders' Capital(2)(3)	1.80%	2.33%
Ratio of expense waiver to average Shareholders' Capital(2)	(0.70)%	(1.23)%
Ratio of net expenses to average Shareholders' Capital(2)	1.10%	1.10%
Portfolio Turnover(1)	3%	0%

*	Commencement of Operations.

(1)	Not annualized.

(2)	Annualized.

(3)	Represents the ratio of expenses to average Shareholders’ Capital absent fee waivers and/or expense reimbursement by the Adviser.
15

THE FUND

The Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.  Although the Fund’s Shares are registered under both the 1940 and 1933 Acts, they are subject to substantial limitations on transferability and resale.

The Fund’s office is located at 235 West Galena Street, Milwaukee, Wisconsin 53212 and its telephone number is (877) 499-9990.

This Prospectus offers the Fund’s Founders’ Shares.  The Fund offers Institutional Shares and A shares by a different prospectus.

On December 31, 2015, simultaneous with the commencement of the Fund’s operations with respect to the Founder’s Share class (“Commencement of Operations”), ABS (3)(C)(1) LP (the “Predecessor Fund”), was reorganized with and into the Founder’s Share class of the Fund.  The Predecessor Fund maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund shared the same investment adviser and portfolio managers.  For past performance information of Founders’ Shares, see “Performance.”

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed Portfolio Funds.  The Adviser believes that, by investing in Portfolio Funds managed by a diversified group of Investment Managers, the Fund will afford investors access to the varied skills and expertise of a number of Investment Managers while at the same time lessening for investors the risks and volatility associated with investing through any one Portfolio Fund.  An investment in the Fund provides investment exposure to multiple Portfolio Funds which may provide a number of important benefits to investors including: (1) diversification among investment styles and investment strategies of Investment Managers that is greater than an individual investor could achieve himself with the same dollar of invested capital; (2) access to the Adviser’s expertise in sourcing and allocating assets among Investment Managers; and (iii) ongoing review and monitoring of the Portfolio Funds, their Investment Managers and their investment performance.

The Fund will generally invest in Portfolio Funds organized outside the U.S. or in Portfolio Funds organized within the U.S.  No Portfolio Fund is expected to be registered under the 1940 Act.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.

USE OF PROCEEDS

The Fund invests proceeds from the sale of Founders’ Shares, net of fees and expenses, consistent with its investment objective and investment strategies.  These proceeds are invested as soon as possible (and not later than 3 months) after their receipt consistent with market conditions and the availability of suitable investments.  Pending investment in Portfolio Funds, the Fund may invest the proceeds in cash equivalents such as high-quality, short-term debt securities and money market funds.  The Fund may also maintain a portion of the proceeds in cash equivalents to satisfy operational expenses.

At times when the Fund is not investing in Portfolio Funds, it will not be pursuing its investment objective.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.  A full market cycle is a peak-to-peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.  No assurance can be given that the Fund will achieve its investment objective.

The Fund’s investment objective is non-fundamental and may be changed by the Board.

PRINCIPAL INVESTMENT STRATEGIES

Portfolio Funds

To achieve its investment objective, the Fund, under normal circumstances, invests its assets pursuant to equity long/short strategies through investments in Portfolio Funds.  While the Portfolio Funds may be organized within and outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the Equity Securities (or the equivalent thereof) of U.S. and foreign issuers.  Foreign issuers may be organized in or may operate in emerging markets.  An emerging market is a nation’s economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body.

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A Portfolio Fund takes a “long” position in an equity security when it purchases the security with an expectation that the security will increase in value.  A “short” position is created when a Portfolio Fund borrows an equity security from a third party and sells the security based on the expectation that its value will decline.  A Portfolio Fund may profit on a short sale if it can return the borrowed security by purchasing the security in the market at a price lower than that at which the security was sold short.

These long and short positions are created by purchasing and selling short specific Equity Securities or groups of Equity Securities.  Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies including the following Long/Short Equity Techniques.  The techniques referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Investment Managers’ utilization of any such techniques.

Directional Trading Approach: The directional trading approach attempts to capitalize on increases and declines in the values of Equity Securities in response to economic and political changes such as changes in interest rates, exchange rates, liquidity and political leadership.

Event Driven Approach: The event driven approach attempts to take advantage of the effect of events on the value of Equity Securities by purchasing Equity Securities whose value is expected to increase due to an anticipated event and by selling short Equity Securities whose value is expected to decrease due to an anticipated event.  Equity Securities subject to this strategy may include distressed companies (e.g., companies whose Equity Securities are available at a reduced price but are expected to be worth more after emergence from bankruptcy or upon liquidation) and companies subject to potential mergers as well as companies initiating spin offs, restructurings and recapitalizations.

Fundamental Long/Short Approach: The fundamental long/short approach involves the purchase of Equity Securities or groups of Equity Securities that are undervalued and the selling short of such securities that are overvalued.

Relative Value Approach: The relative value approach involves the purchase and selling short of Equity Securities or groups of Equity Securities to capitalize on a mispricing relative to each other or based on historic norms.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.

The Investment Managers may also utilize a variety of investment styles (e.g., growth/value, small cap/large cap) and may focus on specific sectors (e.g. financials, healthcare, telecommunications), regions (e.g. U.S., emerging markets, global) and asset classes (e.g., common stocks, preferred stocks and convertible securities) to implement their long/short equity strategies.  The Portfolio Funds in the aggregate will provide the Fund with market exposure that may be net short or net long.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other Equity Securities such as preferred stocks, convertible securities and warrants to implement their equity long/short strategies.  A Portfolio Fund may also invest in Fixed Income Securities on an opportunistic basis.

Derivatives.  While a Portfolio Fund generally implements its long/short strategies by investing directly or selling short Equity and Fixed Income Securities, a Portfolio Fund may use derivatives, typically: (1) options on Equity Securities, Indices, and currencies; (2) futures on Indices; and (3) total return swaps involving one or a basket of Equity Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against certain long/short strategy risks, including short selling risk.

A Portfolio Fund may also invest in forward foreign currency contracts (each a “forward contract”) to protect against or speculate on the fluctuation of various currencies.

Options.  An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in case of a put option) the writer (seller) at the Strike Price on or before the expiration date of the contract.  An Investment Manager may purchase a call option or write (sell) a put option on Equity Securities, Indices or currencies if the Investment Manager expects the value of the Equity Securities, Indices or currencies to increase during the term of the option.  Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on Equity Securities, Indices or currencies if the Investment Manager expects the market value of the Equity Securities, Indices or currencies to decrease during the term of the option.

A Portfolio Fund may close out a call or put written on an Equity Security, Index or currency by purchasing a call or put, respectively, on the same Equity Security, Index or currency, as applicable, with the same Strike Price and expiration date.  To close out a position as a purchaser of an option on an Equity Security, Index or currency, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.  If the Strike Price of a call option is less than the value of the underlying Equity Security, Index or currency or the Strike Price of a put option thereon exceeds the value of the underlying Equity Security, Index or currency, the purchaser may exercise the option.  If exercised, options on Equity Securities or currencies will settle upon the delivery of those securities or currencies to the option purchaser.  Index options will settle in cash and the purchase  receives a cash amount from the seller equal to the difference between the Strike Price and the closing price of the Index, multiplied by a factor (typically $100), on the date of exercise.

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Forward Contracts.  A forward currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  At or before settlement of a forward currency contract, the seller may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the seller makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets into the currency. A purchaser may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, the purchaser will realize a gain or a loss.

Futures.  A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at the Settlement Price.  A futures contract on an Index involves the delivery of an amount of cash equal to a specified dollar amount (e.g. $500 for S&P 500 futures) times the difference between the Index value at the close of trading of the contract and the price at which the futures contract was originally struck. An Investment Manager may take a long position in a futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract.  Alternatively, an Investment Manager may take a short position in a futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract.  Futures contracts settle in cash on the Settlement Date.  Generally, futures contracts are closed out prior to their expiration date.  A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements.  Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors.  In a total return swap on Equity Securities, the Payor sells to the Receivor an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on a fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement.  A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater that the fixed rate to be paid under the agreement.  Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Other Investments.  Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

Portfolio Funds Selection Process

Initial Due Diligence.  It is the responsibility of the Adviser to: (1) identify Investment Managers and the Portfolio Funds in which the Fund will invest; and (2) determine the percentage of Fund assets to be allocated to each Portfolio Fund.

The Adviser selects Portfolio Funds based upon, among other things, the experience, style and expertise of their Investment Managers.  The Adviser seeks Portfolio Funds with Investment Managers of the highest degree of ethical standards, professionalism, and integrity and focuses on those that utilize qualitative research (i.e., collection of information through meetings with issuer executives) as opposed to screens of historical performance to identify potential investment opportunities.  The Adviser understands that the continued success of yesterday’s successful Portfolio Fund is dependent upon the Investment Manager’s personnel and their competitive edge, “drive” or even motivation to work.  Therefore, the Adviser focuses on the “human” aspect of an Investment Manager’s business in evaluating the viability of the Fund’s investment in a prospective new Portfolio Fund (each a “Prospect Fund”).  In addition to the Investment Manager’s investment process and personnel, the Adviser may consider the following criteria to evaluate an investment in a Prospect Fund:
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intangible characteristics of the Investment Manager, including the degree of risk associated with an Investment Manager’s objectives and strategies and the Investment Manager’s ability to react dynamically to fluid situations;

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the degree to which a specific Investment Manager complements and balances the portfolio of the current portfolio of the Fund, or correlates to the strategies employed by the Investment Managers of the Portfolio Funds comprising the Fund’s investment portfolio;

•	the amount of the Investment Manager’s own capital that is managed similarly to the Portfolio Fund;

•	the length of time the Investment Manager has been associated with the Portfolio Fund;

•	the outlook for the strategy employed by the Investment Manager;

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•	potential conflicts of interest between the Investment Manager, the Portfolio Fund, and the Fund and its service providers;

•	the volatility of the investment results of the Portfolio Fund;

•	the liquidity of an investment in the Portfolio Fund;

•	the liquidity of the investments of the Portfolio Fund;

•	the degree of correlation or non-correlation between the performance of the Portfolio Fund and that of the market;

•	the degree to which the Investment Manager employs leverage; and

•	the fees associated with an investment in the Portfolio Fund.

No single criterion listed above is determinative and certain investments may be made irrespective of the failure of the Investment Manager to meet all of the criteria listed above.  Additionally, certain of the above criteria may be emphasized over others in the selection of a Prospect Fund.  In an effort to optimize the Fund’s investment program, the Adviser may allocate a portion of the Fund’s assets to Portfolio Funds which lack historical track records but which, in the judgment of the Adviser, offer investment potential.

Prior to allocating Fund assets to a Prospect Fund, the Adviser analyzes the Prospect Fund’s investment strategies, the instruments utilized to implement these strategies, and how the instruments are expected to perform under various market conditions without emphasis on past performance.  To minimize investment risk, the Adviser also analyzes the expected impact among and between the investment strategies of the Prospect Fund and those of the Portfolio Funds currently comprising the Fund’s investment portfolio under various market conditions.  Additionally, each Prospect Fund is assessed as a “going concern” and not pursuant to past performance.  Finally, quantitative analysis is employed to confirm the viability of a Prospect Fund prior to investment.  The Adviser’s quantitative analysis of a Prospect Fund includes an evaluation of historical returns relative to historical exposure to certain regions, sectors and market capitalization of issuers.

Prior to investing in a Prospect Fund, the Adviser will evaluate the operations and controls of the Investment Manager.  This due diligence typically includes a review of the Investment Manager’s investment process, operational and accounting environment as well as its relationships with key service providers such as custodians, prime brokers and independent administrators.

Ongoing Due Diligence.  The Adviser regularly monitors data provided by the Investment Managers, including performance, portfolio statistics and financial reports.  The Adviser may decrease or eliminate the Fund’s investment in a Portfolio Fund or add new Portfolio Funds for various reasons.  For example, the Adviser may decrease or eliminate the Fund’s investment in a Portfolio Fund due to: (1) the identification of a new investment opportunity; (2) a change in the Portfolio Fund’s investment strategy or economic environment; (3) poor performance; or (4) a change in focus or excessive growth of the Investment Manager.

Since Portfolio Funds are generally illiquid and may only be redeemed at certain times, changes to the Fund’s allocation to one or more Portfolio Funds will generally be made when additional investment proceeds are received by the Fund or when selecting investments to liquidate to fund the repurchase of Shares, which may be periodically approved by the Board to provide limited liquidity to shareholders.  The Adviser also takes into account liquidation fees that may be imposed by a Portfolio Fund when implementing changes to portfolio asset allocations amongst the Portfolio Funds.  Generally, in order to avoid and/or limit the generation of these liquidation penalties, the Adviser expects to implement allocation adjustments upon receipt of additional investment proceeds by the Fund and/or by first liquidating interests in Portfolio Funds that are no longer subject to liquidation fees (i.e., interests held by the Fund beyond the lock-up/gate periods).

Investment Limitations Related to Portfolio Funds

The Adviser typically will not invest more than 20% of the Fund’s assets in any one Portfolio Fund (measured at the time of investment).

In addition, the Fund will limit its investment in any one Portfolio Fund to less than 5% of that Portfolio Fund’s outstanding voting securities to avoid 1940 Act prohibitions on affiliated transactions.  The Fund may, however, purchase non-voting securities of Portfolio Funds or waive its voting rights with respect to interests held in Portfolio Funds.
Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically waives any voting rights it may hold subject to certain requirements.  Determinations of whether the Fund will waive its voting rights are made by the Adviser as part of the investment process.  The Adviser will make a determination whether foregoing the right to vote is consistent with its fiduciary duty as an investment adviser to the Fund.  When deciding to forego or waive voting rights, the Adviser will only consider the interests of the Fund.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund may invest provide their investors with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund.  The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

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Exemption from Registration as a Commodity Pool Operator.  Pursuant to a claim for exemption and related no action relief specific to fund of funds under the rules of the Commodity Futures Trading Commission (the “CFTC”), neither the Fund nor the Adviser are deemed to be a commodity pool operators under the Commodity Exchange Act.  As a result, neither the Fund nor the Adviser is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“Exemption”).

The Fund does not intend to invest in Commodity Contracts directly.  If the CFTC amends the Exemption to modify or eliminate the applicability of the Exemption to fund of fund products, the Fund and the Adviser will consider other available exemptions or the Adviser will register as a commodity pool operator.

Borrowing/Leverage

The Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), selling short securities, using derivatives and participating in other forms of direct and indirect borrowing.  If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity.  A Portfolio Fund’s returns will increase if the Portfolio Fund earns a greater return on investments purchased with borrowed funds than the cost of borrowing such funds.

The Portfolio Funds may also borrow money for non-leverage purposes including: (1) satisfying periodic redemptions; (2) paying fees and expenses; and (3) making investments in anticipation of the receipt of subscription funds.

Cash and Cash Equivalents

The Fund may invest in cash and cash equivalents pending investments in Portfolio Funds and to: (1) satisfy periodic offers to repurchase Fund Shares when and if authorized by the Board; and (2) pay fees and expenses.

The Fund may not achieve its investment objective when holding cash and cash equivalents.

PRINCIPAL RISKS

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk.  No guarantee or representation is or can be made that the Fund will achieve its investment objective.  Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.

In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risk factors prior to acquiring Fund Shares.

The principal risks of the Fund may adversely affect the Fund’s performance.

The principal risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

Conflict of Interest Risk

The investment activities of the Adviser and its affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  The investment strategy and criteria for the Fund may differ from the investment strategy and criteria for other accounts managed by the Adviser, and there may be circumstances where the Fund is purchasing or selling the same or similar securities opposite other funds managed by the Adviser.  The management of multiple accounts may also result in the Adviser devoting unequal time and attention to the management of each account.  The Adviser may have an incentive to allocate investment opportunities to accounts that pay higher management fees and to prioritize the liquidation of investments held by higher paying accounts over lower fee-paying portfolios.  The investment management fees paid to the Adviser by the Fund and other accounts may differ thus creating the incentive for the Adviser to favor another account over the Fund in allocating investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments.  Certain affiliates of the Investment Managers may be shareholders of the Fund and/or clients in other funds managed by the Adviser, which could present a conflict of interest in the decision to purchase or redeem interests in certain Portfolio Funds.

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Fund of Funds Structure Risk

Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act.  Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies.  The following additional risks are relevant to the Fund’s implementation of the fund of funds structure.  These additional risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

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Control Risk.  The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund.  A Portfolio Fund may fail to pursue its investment objective and strategies and the Portfolio Fund’s strategies may change and it may not use the same trading method in the future that was used to compile performance histories.  Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund.  Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

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Custody Risk.  A Portfolio Fund may not be required to or may not custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

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Expense Layering Risk.  In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager.  As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.

Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, expected to range up to 20% of a Portfolio Fund’s net profits.  Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance.  Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.  In addition, the performance-based allocation that will be received by an Investment Manager may create an incentive for that manager to pursue more risky and speculative strategies than would be the case in the absence of such allocation.

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Foreign Organization Risk.  The Fund may invest in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds.  Further, it may be more difficult or impossible to effect service of process on the Portfolio Funds, enforce judgments against the Portfolio Funds obtained in U.S. courts and based on U.S. securities laws, bring an original action in foreign court to enforce liabilities of the Portfolio Funds based on U.S. securities laws, and to bring claims on behalf of shareholders of the Portfolio Funds.  See also “Portfolio Funds Risk – Foreign Investment Risk” below.

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Implementation Risk.  The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds.  The performance of the Fund also depends upon the success of the Investment Managers in implementing the long/short equity strategies of the Portfolio Funds.

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Limited Voting Rights Risk.  If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

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Liquidity Risk.  The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability.  The Fund may not be able to acquire initial interests (or additional interests) in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser may be able to negotiate on behalf of the Fund).  Certain Portfolio Funds may: (1) impose lock-up periods or periods during which an investor may not redeem its investment; (2) impose gates or limitations on the size of an investment withdrawal by an individual investor or by investors, collectively during a specific period; and/or (3) assess fees on investment withdrawals.  With respect to purchases, the Fund may have to invest some of its assets temporarily in money market securities until it is possible to acquire initial or additional interests in a Portfolio Fund.

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Operational Risk.  Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies.  Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

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Transparency Risk.  Portfolio Funds typically provide limited portfolio information.  A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors.  While the Adviser in many cases seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Portfolio Funds, at times the only means of obtaining independent verification of performance data will be reviewing the Portfolio Funds’ annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Portfolio Funds’ governing documents), Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding their investment strategies.  This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  For example, if two or more Portfolio Funds were to invest significantly in the same company or industry, the Fund’s investments could be “concentrated” in the same company or industry without the Adviser having the opportunity to assess the risks of such concentration.  Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

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Valuation Risk.  Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board.  Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser will not generally be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds.  An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation.  Revisions to the gain and loss calculations of each Portfolio Fund therefore will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed.

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Withdrawal Risk.  Under extraordinary circumstances, following a withdrawal from a Portfolio Fund, the Fund may be required to return all or a portion of the withdrawal proceeds it received from the Portfolio Fund to such Portfolio Fund if and to the extent required by applicable law or the Portfolio Fund's organizational or offering documents. For instance, if the Portfolio Fund later determines that its NAV was previously misstated and the Fund received withdrawal proceeds in excess of the amount it was entitled to, then, the Fund may be required to return the applicable portion of the withdrawal proceeds to the extent required by applicable law or the Portfolio Fund’s organizational or offering documents. Other circumstances, such as indemnification obligations, could also require the Fund to return the proceeds to a Portfolio Fund.

Legal and Regulatory Risk

Securities markets are subject to comprehensive statutes and regulations.  Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests.  Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds.  Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

Liquidity Risk

An investment in the Fund is highly illiquid.  A shareholder does not have the right to require the Fund to redeem or repurchase Founders’ Shares.  Repurchases will be made at such time, in such amounts, and on such terms as may be determined by the Board, in its sole discretion.  Even if the Fund makes a repurchase offer, there is no guarantee that shareholders will be able to redeem all of the Founders’ Shares they desire to sell.  Generally, the maximum number of Founders’ Shares that will be repurchased by the Fund during any repurchase offer is not expected to have a value that exceeds 25% of the Founders’ Shares’ aggregate NAV as of the repurchase date.  Also, if a repurchase offer is oversubscribed, the Fund will only be obligated to repurchase a pro rata portion of the Founders’ Shares tendered by each shareholder.  In order to fund a repurchase offer, the Fund may have to liquidate investments earlier than the Adviser desires and may result in liquidation costs (e.g. redemption fees imposed by Portfolio Funds) and/or losses on investments to the Fund.

Founders’ Shares are subject to substantial restrictions on transferability and may not be sold, assigned, transferred, conveyed or disposed without the consent of the Board.  Shareholders should not expect the Board to grant consents to transfer requests.

There is currently no market for the Founders’ Shares and it is not contemplated that one will develop.  Because a shareholder may be unable to sell its Founders’ Shares, the shareholder will be unable to reduce its exposure to the Fund on any market downturn.  Also, Founders’ Shares may not be readily acceptable as collateral for a loan.

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Loss of Investment Risk

An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.  No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time.  Past results are not necessarily indicative of the Fund’s future performance.

Management Risk

Prior to the inception of the Fund, the Adviser did not manage an investment company registered under the 1940 Act.  The 1940 Act and the Code impose numerous investment constraints on the operations of registered investment companies and the Adviser has not previously had to comply with these constraints with respect to the management of client assets.

Market Risk

The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.  These factors may affect the volatility, value and liquidity of the Fund’s investments.  Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business.

Non-Diversification Risk

The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.  Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time.  This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Portfolio Fund Risk

The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds.  The risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

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Borrowing Risk (For Non-Leverage Purposes). As a creditor, a third-party lender has a first priority claim on any cash and assets held by a Portfolio Fund.  In the event that a credit facility utilized by a Portfolio Fund is terminated by the third-party lender, the Portfolio Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings.  The rights of creditors to the assets of a debtor are senior to those of equity investors.  Since the Fund is an equity investor in a Portfolio Fund, any Fund claims are inferior to those of debt holders, if any.

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Convertible Securities Risk.  The value of convertible securities generally declines as interest rates increase and increases as interest rates decline.  A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities.  Convertible securities are typically issued by small capitalized companies whose stock prices may be volatile.  Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments.  In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid only after holders of any senior debt obligations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may decrease the Portfolio Fund’s return.

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Currency Risk.  Instruments denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies. An increase in the value of the U.S. dollar compared to other currencies will reduce the effect of increases and magnify the effect of decreases in the value of foreign currencies and in the prices of instruments denominated in foreign currencies or that provide exposure to foreign currencies.  Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on non-U.S. dollar securities.

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Distressed Securities Risk.  An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations.  An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

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Emerging Markets Risk.  In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater.  There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

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Equity Securities Risk.  The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments.  The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility.  Consequently, it may be more difficult to buy or sell the Equity Securities of smaller companies at an acceptable price, especially during periods of market volatility.

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Fixed Income Securities Risk.  Changes in interest rates may reduce the value of Fixed Income Securities.  The longer the duration of a Fixed Income Security, the more its value typically declines in response to increases in interest rates.  The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates.  In addition, the value of a Fixed Income Security may also fluctuate as a result of the market’s perception of the creditworthiness of the issuer as well as the liquidity of the fixed income market.

High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with lower interest rates, thus reducing performance.

•
Foreign Investment Risk.  Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds.  Foreign investments may also be adversely affected by changes in currency exchange rates, social political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions.  Foreign investments may also be subject to withholding or other taxes on dividends, interest, capital gains or other income.  Foreign investments may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes.  There may be less publicly available information about a foreign issuer than about a U.S. issuer, and accounting, auditing and financial reporting standards and requirements may not be comparable.  There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S.  For example, some foreign exchanges, in contrast to domestic exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a contract and not of an exchange or clearing corporation.  In such a case, a Portfolio Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts.

•
Forward Contract Risk.  The investment in forward contracts includes a number of risks including: (1) forward contract markets are generally not regulated; (2) there are generally no limitations on forward transactions although a Portfolio or its counterparties may limit the size and duration of positions for credit risk reasons; (3) participants in the forward markets are not required to make continuous markets for such contracts; and (4) forward contract markets are “principals’ markets” in which performance is the responsibility of the counterparty and not an exchange or clearing house. Consequently, a counterparty may refuse to perform on a forward contract. Forward contracts are also not guaranteed by an exchange or clearing house and therefore a non-settlement or default on a contract would deprive a Portfolio Fund of unrealized profits or force it to cover its commitment to purchase and resell, if any, at the current market price.

•
Futures Risk.  The price of an Index or currency futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index or currency, the Settlement Price, the time remaining until the expiration date of the futures contract, the volatility of the Index or currency, and with respect to a currency, the volatility of the exchange rate between that currency and the U.S. dollar.

There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index or currency futures.  If a Portfolio Fund invests in Index or currency futures at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the futures may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund.  A Portfolio Fund could also experience losses if the Index or currency futures do not offset losses incurred by the Portfolio Fund on other portfolio investments.

Changes in the liquidity of futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the futures.  It is also possible that the Commodity Futures Trading Commission may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.  If Index futures cannot be closed out timely due to illiquid secondary markets, losses may result.

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A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested.  The buyer of an Index or currency future will suffer losses, which are theoretically unlimited, as the value of the underlying Index or currency declines.  The seller of an Index or currency future will suffer losses, which also are theoretically unlimited, as the value of the Index or currency increases.  Because of low margin deposits normally required to participate in futures position, an extremely high level of leverage is typical.  As a result, a relatively small price movement in an Index or currency futures contract may result in substantial losses to a Portfolio Fund.  The market for Index futures may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of the Index futures.

•
Hedging Risk.  Strategies utilized to hedge against losses may not be successful and may offset gains.  It may not be possible for an Investment Manager to hedge against a change or event at a price sufficient to protect a Portfolio Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change.  In addition, it may not be possible to hedge against certain changes or events at all.  The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund.  Unanticipated changes in the markets or events being hedged or the non-occurrence of events being hedged against may result in a poorer performance by the Portfolio Fund than in the absence of the implementation of a hedging strategy.  Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

•
Initial Public Offerings Risk.  Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible.  Other risks include lack of trading and operating history and lack of information about the issuer.  These factors may contribute to substantial price volatility for such investments.  The limited number of securities available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant positions without an unfavorable effect on prevailing market prices.  In addition, some companies participating in an initial public offering are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

•
Leverage Risk.  The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund.  In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings.

In an unsettled credit environment, an Investment Manager may find it difficult or impossible to obtain leverage and a Portfolio Fund may not be able to successfully implement its long/short equity strategy without leverage.  In addition, the termination of a loan or line of credit on short notice by the lender could result in premature liquidations of investment positions at prices below what the Investment Manager deems to be fair value for the positions.

•
Liquidity Risk.  A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (e.g., securities that maybe sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities.  When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time such Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, such Portfolio Fund might obtain a less favorable price than the price that prevailed when such Portfolio Fund decided to sell.

Portfolio Funds may permit or require that redemptions of interests be made in-kind. Upon its withdrawal of all or a portion of its interest in Portfolio Funds, the Fund may receive securities that are illiquid or difficult to value.

•
Long/Short Equity Strategy Risk.  The success of a long/short equity strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions).  Substantial losses may be recognized as a result of the implementation of this strategy.  Also, this strategy is subject to the investment risks associated with the Equity Securities utilized to implement the strategy.

Investment Managers may utilize the following Long/Short Equity Strategies the risks of which are summarized below.  These risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

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Directional Trading Approach Risk.  The success of the Directional Trading Approach is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short equity positions in those securities based on such predictions.  If the Investment Manager’s prediction regarding the effect of economic and political changes on Equity Securities is incorrect, a substantial loss may result.

Event Driven Approach Risk.  The success of the Event Driven Approach is contingent upon an Investment Manager’s ability to timely identity potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers.  If a predicted corporate event does not occur or does not have the impact predicted, a substantial loss may occur.

Fundamental Long/Short Approach.  The success of the Fundamental Long/Short Approach is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities.  If the Investment Manager’s perception of an equity’s valuation or its future price is incorrect, a substantial loss may result.

Relative Value Approach Risk.  The success of the Relative Value Approach is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short equity positions based on such discrepancies.  If perceived pricing discrepancies do not materialize or if the Investment Manager fails to correctly exploit the pricing discrepancies, a substantial loss may result.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.  These techniques will involve investment risks similar to those associated with the Long/Short Equity Techniques.

•
Options Risk.  The price of an option on Equity Securities, Indices and currencies can be highly volatile and is dictated by a variety of factors including the value of the underlying assets, the Strike Price, the time remaining until the expiration date of the option and the volatility of the underlying assets.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an option.  If a Portfolio Fund invests in options at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the options may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund.  A Portfolio Fund could also experience losses if the options do not offset losses incurred by the Portfolio Fund.

A small investment in an option may have a large impact on the performance of a Portfolio Fund as an option may result in losses in excess of amounts invested.  The buyer of call and put option risks losing the entire premium paid to purchase the options.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying assets above the Strike Price.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the Strike Price.  The seller (writer) of a put option assumes the risk of a theoretical unlimited decline in the market value of the underlying asset above the Strike Price.

The market for options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of options.  If options cannot be closed out timely due to illiquid secondary markets, losses may result.

•
Short Selling Risk.  The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale.  Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities.  Losses on short sales are theoretically unlimited.

•
Swap Agreements Risk.  The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities, and the creditworthiness of the participants.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of such swaps

Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities.  Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities.  Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities.

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Participation in a swap agreement also involves counterparty risk and payments owed to a Portfolio Fund may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty.  If a counterparty to a swap agreement defaults, a Portfolio Fund’s only recourse is to pursue contractual remedies against the counterparty which may be unsuccessful.

If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

•
Turnover Risk.  The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees.  The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

The above discussion covers the principal risks associated with an investment in the Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund.  Prospective shareholders should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund.  An investment in the Fund should only be made by shareholders who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the financial risks of the investment, including loss of principal. In addition, since the Fund’s investment program will evolve over time, an investment in the Fund will likely be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information contained in the Prospectus.

ELIGIBLE INVESTORS

Each prospective investor will be required to represent that he, she or it is acquiring Founders’ Shares, directly or indirectly, for the account of an Eligible Investor.  An Eligible Investor is either:

•
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year;

•
A natural person who has a net worth, or joint net worth with that person’s spouse, at the time of purchase that exceeds $1,000,000.  The following assets or liabilities shall be excluded from the net worth calculation: (i) the value of the investor’s primary residence; and (ii) any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Fund Shares (except that if the amount of such indebtedness outstanding at the time of the sale of Fund Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability).  Any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Fund Shares, shall be included as a liability for purposes of the net worth calculation;

•
An employee benefit plan within the meaning of ERISA and: (1) the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or (2) the employee benefit plan has total assets in excess of $5,000,000; or (3) if a self-directed plan, the investment decisions are made solely by persons that qualify under any other eligibility category set forth herein;

•
A trust (1) with total assets in excess of $5,000,000; (2) that was not formed for the purpose of investing in the Fund; and (3) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

•	A Trustee or executive officer of the Fund;

•
An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund, and that is one of the following: (1) a corporation; (2) a partnership; (3) a limited liability company; (4) an organization described in Section 501(c)(3) of the Code; or (5) a Massachusetts or similar business/statutory trust;

•
Any “bank” as defined in Section 3(a)(2) of the 1933 Act,  “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity;

•	A broker or dealer registered with the SEC under the 1934 Act;

•	An investment company registered under the 1940 Act;

•
An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

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•	An insurance company as defined in Section 2(a)(13) of the 1933 Act;

•
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000;

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

•	An entity in which all of the equity owners are “accredited investors” (as defined in Regulation D under the 1933 Act).

After an initial purchase, existing shareholders subscribing for additional Fund Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Founders’ Shares will appear in the subscription agreement that must be completed by each prospective shareholder.

In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy.  Under this policy, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.

The Distributor and Selling Agents may impose additional eligibility requirements for investors who purchase Founders’ Shares through Selling Agents and will notify prospective shareholders of such requirements.  If the Distributor imposes additional eligibility requirements, the Distributor will notify current and prospective investors via a supplement (or other revision) to the Prospectus.

PLAN OF DISTRIBUTION

Offering of Founders’ Shares by the Fund

The Fund continuously offers Founders’ Shares at their NAV per Share through the Distributor.  The Fund has entered into a Distribution Agreement with Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Pursuant to the Distribution Agreement, the Distributor: (1) shall use commercially reasonable efforts to distribute the Fund’s Shares; (2) shall use its best efforts to effect sales of the Fund’s Shares but is not obligated to sell any certain number of Shares or buy any Fund Shares; (3) is responsible for reviewing the Fund’s proposed advertising and sales literature for compliance with applicable laws and regulations, and for filing with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; and (4) shall, at the request of the Fund, enter into agreements with Selling Agents in order that such Selling Agents may sell the Fund’s Shares (the “Distributor Services”).  The Distributor does not intend to make a market in the Fund’s Shares.  There is no sales charge for purchases of Founders’ Shares.

For these Distribution Services, the Adviser pays the Distributor, pursuant to a Distribution Services Agreement between the Distributor and the Adviser, an annual asset based fee, payable monthly based on the Founders’ Shares’ month end NAV (subject to a minimum annual fee), plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services.  The Distributor has agreed to waive fees and expense reimbursements payable to it under the Distribution Services Agreement to the extent that the payment of any such fees and expenses would cause total compensation payable to the Distributor under the Distribution Services Agreement to exceed 2.5% of the gross offering proceeds (the “Waiver”).  The Waiver remains in effect until the Distributor’s resignation or termination as the Fund’s principal underwriter unless amended prior to that time at the written request of the Trust and the Adviser in order to ensure continued compliance with underwriting compensation limitations applicable to closed-end investment companies.

As noted above, the Distributor may engage one or more Selling Agents to assist in the distribution of Founders’ Shares.  Selling Agents may: (1) distribute Founders’ Shares to their clients and perform related marketing and promotional services; and (2) perform related shareholder services to such clients in connection with their investments in Founders’ Shares (the “Selling Agent Services”).  The Adviser and its affiliates, not the Fund, may compensate the Selling Agents for performance of these Selling Agent Services.  Compensation by the Adviser to any Selling Agent is not expected to exceed 1.00% of the value of client assets invested in Founders’ Shares, payable monthly or quarterly based on the Founders’ Shares’ quarter or month end NAV, as applicable.  The Adviser shall not pay compensation to any Selling Agent for the performance of Selling Agent Services if the payment of such compensation causes the compensation payable to the Distributor for the performance of the Distributor Services and to all Selling Agents performing Selling Agent Services, in the aggregate, to exceed 2.5% of the Fund’s gross offering proceeds.  Payments to Selling Agents by the Adviser and its affiliates create conflicts of interest by influencing the Selling Agent and your salesperson to recommend Founders’ Shares over another investment.  These payments may also benefit the Adviser if these payments result in an increase in the NAV of Founders’ Shares, the value upon which any fees payable by the Fund to these entities are based.

The following table summarizes the compensation structure described above:

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Services	Maximum Compensation to be Paid for Services (1)
Selling Agent Services	$2,440,000 (2)
Distributor Services	$60,000(3)

(1)	For the initial three-year period of this offering, the maximum aggregate compensation to be paid to the Distributor and Selling Agents in connection with this offering shall not exceed $2,500,000. The maximum compensation to be paid to Selling Agents and the Distributor is $2,440,000 and $60,000, respectively. Because the Adviser, not the Fund is responsible for the payment of any fees charged in connection with the rendering of the Distributor Services and Selling Agent Services, these fees are not reflected as Fund expenses in the expense table included in this Prospectus. See, “Summary of Fund Expenses”.

(2)	2.5% of the gross offering price of $100,000,000 less the maximum compensation to be paid to the Distributor for provision of the Distributor Services.

(3)
For performance of the Distributor Services, the Adviser pays the Distributor a minimum annual fee of $15,000 plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services. The minimum annual fee shall be reduced to $8,000 effective March 2017 through December 2018.  Total out-of-pocket expenses shall not exceed $15,000 for the entire three year period.

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers.  These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Founders’ Shares, a current shareholder’s ability to tender Founders’ Shares to the Fund for repurchase or to otherwise transact business with the Fund.  Services provided by Selling Agents may vary.  Shareholders investing in Founders’ Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts, the nature of any fees by the Adviser and its affiliates to the Selling Agent for Selling Agent Services  and any operational limitations of the Selling Agent.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor, its affiliates and each of their members, managers, directors, officers, employees, representatives and its current and former control persons (the “Distributor Indemnities”) against certain liabilities including those that may arise under the 1933 Act, 1934 Act and the 1940 Act as a result of: (1) the Distributor serving as distributor of the Fund; (2) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (3) the Fund’s failure to materially comply with any applicable securities laws or regulations; (4) any claim that the Fund’s Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law or violates any rule of FINRA or of the SEC or any other jurisdiction wherein Fund Shares are sold (“Losses”); provided, however, that the Fund’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in its registration statement, prospectus, annual or interim report, or any such advertising materials or sales literature in reliance, upon and in conformity with, information relating to the Distributor and furnished to the Fund or its counsel by the Distributor in writing and acknowledging the purpose of its use.  The Distributor, however, remains liable to the Fund and its shareholders for any liability to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

PURCHASES OF SHARES

Eligible Investors who are “Institutional Investors” or individual investors may purchase Founders’ Shares.  “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Founders’ Shares through a no-load network or platform.

The Fund intends to accept initial and additional purchases of Founders’ Shares made by Eligible Investors who are individual or Institutional Investors as of the first Business Day of each calendar month.  Founders’ Shares will be sold at their NAV per share and may be offered less frequently as determined by the Board in its sole discretion.  Founders’ Shares are available for purchase through Selling Agents or directly through the Distributors.

Generally, each Eligible Investor must complete and submit a subscription agreement and/or such other documentation as required by the Fund (for both initial and subsequent purchases) at least five (5) Business Days before the purchase date (i.e., the first Business Day of each month).  Investors should confirm specific deadlines for receipt of funds by Selling Agents as those entities may maintain different deadlines.  The Fund reserves the right to reject, in whole or in part, any purchase of Founders’ Shares and may suspend the offering of Founders’ Shares at any time.

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The Founders’ Shares are not subject to a sales load.  The minimum initial investment in the Founders’ Shares is $100,000,000 and the minimum additional investment is $100,000.  The Fund may reduce the minimum initial investment amount for Eligible Investors that are officers or Trustees of the Fund and Managing Members and employees of the Adviser.  The minimum initial and subsequent subscription amounts may be reduced or waived as determined by the Board in its sole discretion.

Except as otherwise permitted by the Board, initial and subsequent purchases will be payable in cash and must be made via wire transfer of funds.  Payments for each initial and subsequent purchase of Founders’ Shares must be made in one installment.  Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date or such other date as the Distributor may determine in its sole discretion and communicate to investors.  The investor will not become a shareholder of the Fund and will have no rights under the Declaration of Trust until the purchase date.  Cleared funds received in advance of dates when Founders’ Shares may be subscribed for will be held in an escrow account maintained by the Escrow Agent for the benefit of investors in the Fund.  On the purchase date, UMB will transfer the subscription proceeds to the Fund and any interest earned on the subscription proceeds will be credited to the Fund and not to the investor.  If a purchase is rejected, the Escrow Agent will promptly return the purchase amount to the investor without interest.  If an investor does not provide the required subscription materials and funds within the time frame noted above, the Adviser’s prior written approval will be required for the investor’s subscription to be processed as of the requested purchase date.  No subscriptions, however, will be processed as of a purchase date if the subscription materials and funds are not received on or prior to that purchase date.

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.  When a prospective shareholder opens an account with the Fund, the shareholder will be asked to provide its name, address, date of birth, social security number and other information or documents that will allow the shareholder to be identified.  This information will be verified.  If the Fund is unable to verify the identity of a prospective shareholder, the Fund may take reasonable steps, including closing your account and redeeming your investment at the NAV per Share next calculated after the Fund decides to close your account.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in Founders’ Shares that are in addition to the fees, terms and conditions set forth in this Prospectus.  Such terms and conditions are not imposed by the Fund, the Distributor or any other Fund service provider.  These terms and conditions may affect an investor’s ability to purchase Founders’ Shares, or otherwise transact business with the Fund.  All questions regarding these terms and conditions should be directed to the investor’s Selling Agent.

REPURCHASES OF FUND SHARES

No Right of Redemption

There is no public market for Fund Shares and none is expected to develop. Fund Shares are generally not freely transferable and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund.  No shareholder will have the right to require the Fund to redeem Fund Shares or portion thereof.  An investment in Fund Shares is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Fund Shares.

Repurchases of Fund Shares

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase an aggregate percentage of outstanding shares of each Class of the Fund or a specific number of Shares of each Class of the Fund.  Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holding Fund Shares acquired from shareholders.  When the Board determines that the Fund will repurchase Fund Shares or portions thereof, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  The Board convenes quarterly to consider whether or not to authorize a tender offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

The Board will consider the following factors, among others, in making its determination:

•	the recommendation of the Adviser;

•	whether any shareholders have requested to tender Fund Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

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•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Fund Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Fund Shares or portions thereof.

Fund Shares will be repurchased at their Class NAV as of the Valuation Date.  Due to liquidity constraints associated with the Fund’s investments in a Portfolio Fund, it is presently expected that, under the procedures applicable to the repurchase of Fund Shares, Fund Shares will be valued for purposes of determining their repurchase price as of a Valuation Date.

The Fund’s assets consist primarily of interests in the Portfolio Funds.  Therefore, in order to finance the repurchase of Fund Shares, the Fund may find it necessary to liquidate all or a portion of its interest in one or more Portfolio Funds.  Because interests in a Portfolio Fund are generally not transferable, the Fund may withdraw a portion of its interest in a Portfolio Fund only pursuant to the redemption terms of that Portfolio Fund which may involve the payment of certain fees and costs.  The Fund may decide not to make a repurchase offer larger than the sum of the amount available for redemption from the Portfolio Funds in which it holds interests.  The Fund may also borrow money in order to finance the repurchase of Fund Shares.

In order to permit the Fund to finance the repurchase of Fund Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders must tender the Fund Shares they wish to sell in the repurchase offer, at least 45 days prior to the Valuation Date. If the Fund borrows money to finance a repurchase of Fund Shares, the repurchase offer Acceptance Deadline may be less than 45 days prior to the Valuation Date.  The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer.  A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Fund Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $10,000 worth of Founders’ Shares.  A shareholder tendering only a portion of its Founders’ Shares for purchase will be required to continue to hold Founders’ Shares with a value of at least $25,000 after giving effect to the repurchase.  If a shareholder tenders an amount that would cause the value of its Founders’ Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may accept the request and reduce the amount to be repurchased so that the value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Founders’ Shares.

Shareholders who tender Founders’ Shares in a repurchase offer may not have all of the tendered Founders’ Shares purchased by the Fund.  If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund generally will only be obligated to repurchase a pro rata portion of the amount tendered by each shareholder. If all of a shareholder’s Founders’ Shares are repurchased, that shareholder will cease to be a shareholder as of the Valuation Date.

 Promptly after the Repurchase Offer Acceptance Deadline, each shareholder whose Founders’ Shares have been accepted for purchase by the Fund in a repurchase offer will receive cash, or a non-interest bearing, non-transferable promissory note (the “Promissory Note”).  The Promissory Note, and not cash, will be the only consideration paid promptly after the Valuation Date in connection with repurchase offers structured such that the Repurchase Offer Acceptance Deadline is at least 45 days prior to the Valuation Date.

A Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times, in the case of the repurchase of all of a shareholder’s Founders’ Shares, as is customary regarding such payments:

•
Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, payment in respect of the Promissory Note for a partial repurchase of a shareholder’s Founders’ Shares will be made within 45 days of the Valuation Date.

•
The initial payment in respect of the Promissory Note (the “Initial Payment”), in the case of a full repurchase of a shareholder’s Founders’ Shares, will be an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Valuation Date.  Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the Initial Payment will be made within the later of: (1) 45 days after the Valuation Date; or (2) 10 Business Days after the Fund has received 95% of the aggregate amount requested to be withdrawn by the Fund from Portfolio Fund(s) in order to fund the repurchase.

•
The second and final payment in respect of the Promissory Note (the “Final Payment”), in the case of a full repurchase of a shareholder’s Founders’ Shares, for the balance (which will not be credited for interest) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date, over (2) the Initial Payment. Unless the existence of changes in tax or other laws or regulations, delays in withdrawal proceeds from Portfolio Funds, or unusual market conditions result in a delay, the Final Payment will be made within 60 days of the completion of the next annual audit of Founders’ Shares by the Fund’s independent registered public accountant.

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•	The Escrow Agent will make the Initial Payment and the Final Payment out of an escrow account created for such purpose. Any interest earned on the escrow account will be paid to the Fund.

All repurchases of Founders’ Shares will be subject to any and all conditions as the Board may impose in its sole discretion.

Shareholders will have to decide whether to tender their Founders’ Shares for repurchase without the benefit of having current information regarding the value of Founders’ Shares as of a date proximate to the Valuation Date.  In addition, there will be a substantial period of time between the date that shareholders must tender Founders’ Shares and the date they can expect to receive payment for their Founders’ Shares from the Fund.

The maximum number of Founders’ Shares that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Founders’ Shares’ aggregate NAV on the applicable Valuation Date.

As set forth above, when Founders’ Shares are repurchased by the Fund, shareholders generally will receive cash distributions equal to the value of the Founders’ Shares repurchased. However, at the sole discretion of the Board, the proceeds of repurchases of Founders’ Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind.  The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Founders’ Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering Founders’ Shares for repurchase.  Such investments so distributed may consist of illiquid securities held directly by the Fund, interests in Portfolio Funds or securities held by Portfolio Funds that were distributed to the Fund in-kind.  Such investments will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time.  As a result, an investment in the Fund is suitable only for sophisticated investors.  Any such in-kind distributions will not materially prejudice the interests of remaining shareholders.  See “Principal Risks” above.  Repurchases will be effective after receipt of all eligible written tenders of Founders’ Shares from shareholders are accepted by the Fund.

Because the Fund expects to determine the NAV of the Founders’ Shares as of the last Business Day of each month, shareholders may not be able to obtain current information regarding the value of Founders’ Shares when making their decision as to whether to tender Founders’ Shares for repurchase.

The repurchase of a shareholder’s Founders’ Shares by the Fund will generally be a taxable event for the shareholder.  Gain or loss will be equal to the difference between the amount received by the shareholder and the shareholder’s tax basis in the Founders’ Shares.

The Fund believes that repurchase offers generally will be beneficial to the Fund’s shareholders, and typically will be funded from available cash or sales of Portfolio Funds.  However, payment for repurchased Founders’ Shares may require the Fund to liquidate Portfolio Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating Portfolio Funds, may borrow money to finance repurchases of Founders’ Shares.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Founders’ Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.  To the extent the Fund finances repurchase offers by selling Portfolio Funds, the Fund may hold a larger proportion of its total assets in less liquid Portfolio Funds.  Repurchase of the Founders’ Shares will tend to reduce the amount of outstanding Founders’ Shares and, depending upon the Founders’ Shares’ investment performance, its net assets.  A reduction in the net assets of the Founders’ Shares will tend to increase that class’ expense ratio.

Prior to the Repurchase Offer Acceptance Deadline, the Fund may cancel an offer to repurchase Founders’ Shares, amend the offer or postpone the acceptance of tenders made pursuant to the offer if: (1) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Founders’ Shares tendered pursuant to the offer; (2) there is, in the judgment of the Board any: (a) legal action or proceeding instituted or threatened challenging the offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the U.S. that is material to the Fund; (c) limitation imposed by federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the U.S. that is material to the Fund; (f) material change in the NAV of the Founders’ Shares from the NAV of the Founders’ Shares as of commencement of the offer; or (g) other event or condition that would have a material adverse effect on the Founders’ Shares or its investors if Founders’ Shares tendered pursuant to the offer were purchased; or (3) the Board determines that it is not in the best interest of shareholders to purchase Founders’ Shares pursuant to the offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the offer or to postpone acceptance of tenders pursuant to the offer.

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The Board may impose other conditions on repurchases of Founders’ Shares.  Repurchases of Founders’ Shares by the Fund are subject to SEC rules governing issuer self-repurchase offers and will be made only in accordance with these rules.  The Fund believes that the repurchase procedures described above comply with these requirements.  However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide shareholders substantially the same liquidity for Founders’ Shares as would be available under the procedures described above.

Mandatory Repurchase by the Fund

The Declaration of Trust of the Fund provides that the Fund may repurchase Founders’ Shares of a shareholder or any person acquiring Founders’ Shares from or through a shareholder if:

•
the Founders’ Shares have been transferred in violation of the Declaration of Trust, or the Founders’ Shares have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder;

•
ownership of the Founders’ Shares by a shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Founders’ Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•
continued ownership of the Founders’ Shares may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser, or any of their affiliated persons, or may subject the Fund or any of the shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Founders’ Shares was not true when made or has ceased to be true;

•
with respect to a shareholder subject to special regulatory or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such shareholder continuing to hold Founders’ Shares; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Founders’ Shares.

TRANSFER OF SHARES

Founders’ Shares are subject to substantial restrictions on transferability.

Any Founders’ Shares held by a shareholder may be transferred only: (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder; or (2) under certain limited instances set out in the Declaration of Trust, with the consent of the Board (which may be withheld in the Board’s sole and absolute discretion).  If a shareholder transfers Founders’ Shares with the approval of the Board, the Board will promptly take all necessary actions so that each transferee or successor to whom or to which the Founders’ Shares are transferred is admitted to the Fund as a shareholder.

No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a shareholder’s Founders’ Shares (or portion of such Founders’ Shares) unless the following conditions are met: (1) the transferring shareholder has been a shareholder for at least six months; (2) the proposed transfer is to be made on the Valuation Date of an offer by the Fund to repurchase the Founders’ Shares (or portion of the Founders’ Shares); and (3) the transfer is one in which the tax basis of the Founders’ Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring shareholder (i.e., certain transfers to affiliates).  Notice to the Fund of any proposed transfer of Founders’ Shares must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

A shareholder that transfers Founders’ Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

By purchasing Founders’ Shares, each shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such shareholder in violation of the Declaration of Trust, these provisions or any misrepresentation made by such shareholder in connection with any such transfer.

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MANAGEMENT

Board of Trustees

The Board has overall management responsibility for the Fund. See “Board of Trustees” in the Fund’s Statement of Additional Information (the “SAI”) for the names of and other information about the Trustees and officers of the Fund.

Investment Adviser

ABS Investment Management LLC, 537 Steamboat Road, Greenwich, Connecticut 06830, serves as the investment adviser to the Fund. Established in 2002, the Adviser has operated as an SEC-registered investment adviser since 2003. The Adviser provides investment advisory services to private investment funds and has not previously managed a registered investment fund. As of April 30, 2017, the Adviser had approximately $5.1 billion in assets under management. The controlling principals of the Adviser are Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides portfolio management services to the Fund, subject to the general supervision of the Board, for a management fee calculated at an annual rate equal to 1.00%, payable monthly, based on the Founders’ Shares’ month end NAV.

The Adviser provides office space and executive and other personnel to the Fund.  The Fund pays all expenses, other than those agreed to be paid by the Adviser, including but not limited to, printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization. The Adviser will advance all costs and expenses incurred in connection with the Fund’s organization and establishment and the costs incurred in connection with the organization and initial offering of Founders’ Shares and will seek reimbursement of such costs and expenses from the Fund consistent with the Expense Limitation Agreement between the Fund and the Adviser.  Under the Limitation Agreement, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Founders’ Shares to 1.10% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  The Limitation Agreement, however, provides for the Adviser’s recoupment of expenses reimbursed, including the Fund’s organizational and offering costs, and/or fees reduced by the Adviser, for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Founders’ Shares in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.  The Limitation Agreement will continue until August 30, 2019 and may be terminated or extended at any time by the Board.  No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement is included in the Fund’s annual report to shareholders for the period ended April 30, 2016.

Portfolio Managers

Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio.  Biographical information for Messrs. Russian, Valle, and DeCoster is set forth below.

Laurence K. Russian.  Laurence K. Russian is managing member and portfolio manager of the Adviser.  Prior to founding the Adviser in September 2002, Mr. Russian was a Director for the Alternative Investments Group of Credit Suisse Asset Management (“CSAM”) where he assisted in the management of the group’s various hedge fund-of-funds products as well as a senior Hedge Fund Analyst participating in the selection of hedge fund investments.  Mr. Russian was also actively involved in the oversight of new mandates, in regards to legal contracts and structuring of new products.  He holds a BA in Economics from Ohio Wesleyan University and an MBA in Finance from New York University's Stern School of Business.  He is a CFA charterholder.

Guilherme R. Valle.  Guilherme R. Valle is a managing member and portfolio manager of the Adviser.  Prior to founding the Adviser in September 2002, Mr. Valle was a Director and a senior Hedge Fund Analyst at the Alternative Investments Group of CSAM where he assisted in the management of the group’s various hedge fund of funds products.  At CSAM, Mr. Valle contributed to the group’s effort to build a full-fledged Alternative Asset Management business, focusing on the research process and organizational aspects of the group.  Mr. Valle holds a degree in business administration from Fundacao Getulio Vargas in Brazil.  He is a CFA charterholder.

Alain DeCoster.  Alain DeCoster is a managing member and portfolio manager of the Adviser.  Prior to founding the Adviser in September 2002, he was Managing Director and head of CSAM’s Alternative Investments Group.  While at CSAM, Mr. DeCoster managed a group of eight professionals while growing the department’s assets under management through the time of his departure in September 2002.  The assets and his responsibilities were allocated among 7 different absolute return strategies, each with their own risk-return profile.  Mr. DeCoster holds a Licentiate’s degree in Economics from the Institut Catholique des Hautes Etudes Commerciales-Brussels, Belgium.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

PERFORMANCE

The following information is intended to help you understand the risks of investing in the Founders’ Shares. The information illustrates the changes in the performance of the Founders’ Shares from inception and compares the performance of the Founders’ Shares to the performance of a securities market index over various periods of time. Past performance is not an indication of future performance.

On December 31, 2015, simultaneous with the commencement of the Fund’s operations with respect to the Founder’s Share class (“Commencement of Operations”), ABS (3)(C)(1) LP (the “Predecessor Fund”), was reorganized with and into the Founder’s Share class of the Fund.  The Predecessor Fund maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund shared the same investment adviser and portfolio managers.

The performance of Founders’ Shares for periods before the Commencement of Operations is that of the Predecessor Fund and includes the expenses of the Predecessor Fund.  The performance of the Predecessor Fund was adjusted to reflect the Founders’ Shares’ estimated expenses (with the exception of estimated Acquired Fund Fees and Expenses the effect of which is already incorporated into the performance of the Predecessor Fund) for its first year of operations as a registered investment company (after giving effect to any fee waivers or expense reimbursements). The financial statements of the Predecessor Fund were audited for all years that the Predecessor Fund was in existence (since March 1, 2011). The performance returns of the Predecessor Fund are unaudited and are calculated by the Adviser on a total return basis. The Predecessor Fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance. The Adviser does not manage any other registered investment companies in addition to the Fund.

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ABS Long/Short Strategies Fund – Founders’ Shares Performance(1)

Monthly and Year-To-Date Returns since Inception (March 1, 2011)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year To Date
2017	1.33%	1.37%	1.37%	1.20%									5.36%
2016	-5.06%	-1.96%	1.31%	-0.51%	0.98%	-2.40%	2.76%	0.64%	0.40%	-0.82%	0.00%	1.00%	-3.82%
2015	-0.44%	2.94%	1.46%	-0.45%	1.42%	-0.59%	1.13%	-1.40%	-2.79%	1.98%	0.98%	-0.77%	3.38%
2014	-0.60%	2.70%	-1.30%	-1.89%	2.02%	1.70%	-1.53%	1.35%	-1.18%	0.93%	2.09%	0.60%	4.83%
2013	3.77%	0.34%	2.04%	1.01%	2.08%	-1.04%	1.21%	-0.55%	2.92%	1.45%	2.37%	2.78%	19.86%
2012	1.81%	1.61%	0.82%	-0.25%	-2.93%	-0.05%	0.58%	1.47%	1.03%	0.23%	0.65%	1.08%	6.11%
2011			0.58%	1.38%	-0.60%	-0.65%	0.22%	-3.70%	-4.64%	3.22%	-0.18%	-0.19%	-4.71%

Average Annual Total Returns as of December 31, 2016

	Fund	MSCI AC World TR Index(3)	HFRI Fund of Funds Strategic Index(4)
1 Year	-3.82%	9.04%	-0.06%
Since Inception(2)	4.08%	8.19%	1.71%

Other Performance Data from Inception March 1, 2011 through December 31, 2016
	Fund	MSCI AC World TR Index	HFRI Fund of Funds Strategic Index
Cumulative Return	26.30%	58.26%	10.39%
Standard Deviation(5)	6.19%	10.93%	5.17%
Largest Drawdown(6)	-9.44%	-17.31%	-11.11%
Drawdown –number of months (7)	5	5	8

1.	The principal value of the Fund’s Founders’ Shares will fluctuate so that a shareholder’s shares, when redeemed may be lower or higher than the figures shown.
2.	The Predecessor Fund commenced operations on March 1, 2011.
3.	The MSCI All Country World Total Return Index (ticker symbol NDLEACWF) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set in local currencies and includes the reinvestment of dividends net of foreign taxes.
4.	The HFRI Fund of Funds Strategic Index consists of Fund of Funds exhibiting one or more of the following characteristics: seeks superior returns by primarily investing in funds that generally engage in more opportunistic strategies such as Equity Hedge, Sector Specific and Emerging Markets. There are in excess of 100 fund of funds in the index which are equally weighted and each has at least $50 million in assets under management or has been operating for 12 months.
5.	Measurement of the Fund’s volatility.
6.	The peak to trough decline of an investment.
7.	Number of months of a peak to trough decline of an investment.

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SERVICES

Administration, Compliance and Fund Accounting Services

UMB Fund Services, Inc. (“UMB”) provides administrative, compliance and fund accounting services to the Fund.  These services include, but are not limited to: (1) coordinating Board activities; (2) preparing quarterly, semi-annual and annual financial statements; (3) assisting the Adviser in monitoring compliance with the Fund’s investment restrictions and the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (4) preparing annual expense budgets, coordinating expense payments, and establishing expense accruals; (5) assisting in the preparation of or preparing, as applicable, the Fund’s regulatory filings and submitting such filings to the applicable regulator; (6) computing class NAVs; and (7) preparing tax work schedules for excise tax and tax provision purposes and calculating dividend and capital gain distributions for review and approval by the Fund’s officers and its independent accountants.

Pursuant to an administration and fund accounting agreement between the Fund and UMB, the Fund pays UMB: (1) an asset based fee for fund accounting services, subject to an annual minimum fee; (2) an asset based fee for specified administration and compliance services, subject to an annual minimums fee; and (3) certain out of pocket and account expenses.

UMB is located at 235 West Galena Street, Milwaukee, Wisconsin 53212.

Transfer Agent Services

UMB serves as the Fund’s transfer agent and dividend paying agent.

Custodian and Escrow Agent

UMB Bank, N.A., 928 Grand Boulevard, Kansas City, Missouri 64106, is custodian of the Fund’s investments. The Custodian also will serve as escrow agent with respect to subscription proceeds received by potential shareholders to be used to purchase shares, and proceeds received from the Fund to pay for tendered shares.

EXPENSES

Fund Expenses

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

•	All organizational and initial offering costs (unless assumed by the Adviser);

•	All costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws;

•
Attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

•	The costs and expenses of holding meetings of the Board and any meetings of shareholders, including legal costs associated with the preparation and filing of proxy materials;

•
Compensation paid to the Fund’s Trustees who are not employees of the Adviser or any affiliate thereof, compensation paid to the Trust’s officers, travel expenses of the Fund’s Trustees and officers relating to Fund business matters including fees for industry-related organizations and conferences;

•
Fees and disbursements of attorneys retained by the Fund, including, but not limited to, legal counsel to the Independent Trustees, of the Fund’s independent registered public accounting firm and of other consultants and professionals engaged on behalf of the Fund including compliance consultants and background check providers engaged by the Adviser to provide information regarding the investment managers to Portfolio Funds in which the Adviser proposes to invest Fund assets;

•	All fees and expenses related to portfolio transactions, including portfolio transactions and positions in Portfolio Funds, including Portfolio Fund fees and expenses;

•	All costs and expenses associated with the Fund’s tender offers;

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•
The fees payable to various service providers for services rendered to the Fund including, but not limited to, advisory, compliance, escrow, custodial, transfer agency and fund accounting services (“Servicing”), and the out of pocket expenses thereof.  Servicing may include the dissemination of information regarding Fund transactions amongst the Fund’s service providers and the communication of Fund information to shareholders and their agents and to the public to the extent permitted under the 1940 Act, other applicable law and the Fund’s compliance policies and procedures;

•	All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•	The costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

•	Costs of equipment or services used in connection with the maintenance of the Fund’s website to the extent permitted under the 1940 Act;

•	All expenses associated with computing Founders’ Shares’ NAV, including any equipment or services obtained for these purposes; and

•
Expenses incurred by the Fund outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, dispute or regulatory investigation/proceeding and the amount of any judgment or settlement paid in connection therewith, the enforcement of the Fund’s rights against any person or entity, the indemnification of the Fund’s Trustees, officers and shareholders as provided under the Declaration of Trust;

•
Such other types of expenses as may be approved from time to time by the Board including, but not limited to, the expenses of the Fund’s reorganization, restructuring or merger, as applicable, expenses of soliciting proxies for a meeting of the Fund’s shareholders, and the expenses of engaging new service providers to Fund.

Portfolio Funds’ Expenses

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund.  As an investor in a Portfolio Fund, the Fund will indirectly bear its pro rata allocation of these expenses and fees or Acquired Fund Fees and Expenses.

Acquired Fund Fees and Expenses include fees payable to a Portfolio Fund’s Investment Manager.  The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which will generally reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund.  Generally, fees payable to the Investment Managers are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge a performance-based allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits, although it is possible that such range may be exceeded for certain Investment Managers.  These fees payable to Investment Managers are estimates and may be higher or lower.
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Expense Limitation

The Adviser has contractually agreed to waive management fees and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Founders’ Shares to 1.10% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect for Founders’ Shares at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.  These arrangements will continue until August 30, 2019 and may be terminated or extended by the Board at any time. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.  Net expenses of the Fund may increase if the exclusions noted above would apply.

DETERMINATION OF NET ASSET VALUE

The Fund will calculate the NAV of the Founders’ Shares as of the close of business on the last Business Day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Founders’ Shares. The NAV of the Founders’ Shares will equal the value of the assets attributable to the Founders’ Shares, less all liabilities of the Founders’ Shares, including accrued fees and expenses.  The Founders’ Shares’ NAV per Share equals the NAV of the Founders’ Shares divided by the number of outstanding Founders’ Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Founders’ Shares will depend on the value of the Portfolio Funds.  The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or the Adviser.

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”).  Under the Valuation Procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which Founders’ Shares calculates its NAV (the “NAV Date”).  The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith.  All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee.  The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date.  In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s Investment Manager or third party administrator.  In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.  Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Portfolio Fund’s valuation date.

Prior to investing in a Portfolio Fund, the Adviser will conduct a due diligence review of the valuation process utilized by the Portfolio Fund, its general partner, and where applicable, its third party administrator to confirm that the valuation process employed by the Portfolio Fund includes the use of market values where available and the principals of fair value that the Adviser reasonably believes to be consistent with those used by the Fund to value its own investments.  Although the Adviser reviews each Portfolio Fund’s valuation principles, neither the Adviser, nor the Board’s Valuation Committee, will be able to confirm the accuracy of any NAV information provided by a Portfolio Fund (which are unaudited except for NAV of the Portfolio Fund as of its fiscal year end).

Each Portfolio Fund will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made, or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption.

The valuations reported by a Portfolio Fund and upon which the Fund calculates the NAV of its Founders’ Shares, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of each Portfolio Fund are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of the Founders’ Shares, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Founders’ Shares repurchased prior to such adjustments and received their repurchase proceeds.  As a result, to the extent that such subsequently adjusted valuations adversely affect the Founders’ Shares’ NAV, the outstanding Founders’ Shares will be adversely affected by prior repurchases to the benefit of shareholders who had their Founders’ Shares repurchased at a NAV per Share higher than the adjusted amount.  Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding shareholders and to the detriment of shareholders who previously had their Founders’ Shares repurchased at a NAV per Share lower than the adjusted amount.  The same principles apply to the purchase of Founders’ Shares.  New shareholders may be affected in a similar way.

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Expenses of the Founders’ Shares, including the Adviser’s management fee and the costs of any borrowings, are accrued and taken into account for the purpose of determining this class’ NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Founders’ Shares net assets if the judgments of the Adviser should prove incorrect.  Also, the fair value of a Portfolio Fund may not be the price at which the Fund’s interests in the Portfolio Fund are ultimately sold.

To the extent the Adviser invests the assets of the Fund in securities or other instruments other than Portfolio Funds (e.g., cash equivalents), the Fund will generally value such assets as described below. Securities traded on one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sales price on the primary exchange on which the securities are traded.  Securities not traded on any securities exchange for which over-the-counter market quotations are readily available will be valued at the mean of the last bid and asked prices.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per Share. Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service.  Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost. If market quotations are not readily available or deemed to be unreliable by the Adviser, securities and other assets will be valued at fair value by the Adviser as determined in good faith in accordance with Valuation Procedures.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to distribute net investment income and capital gains annually.  Unless a shareholder elects to receive distributions in cash, such distributions will automatically be reinvested in additional Founders’ Shares under the Fund’s Dividend Reinvestment Plan.  See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Founders’ Shares unless they elect in writing to receive distributions in cash in their subscription agreement with the Fund.  UMB Fund Services, Inc. (the “Agent”) acts as the agent for participants under the DRIP.  Participants in the DRIP will receive an amount of Founders’ Shares equal to the amount of the distribution on that Participant’s Founders’ Shares divided by the immediate post-distribution NAV per Share of the Founders’ Shares.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Founders’ Shares are held in street or other nominee name, then to the nominee) by UMB Fund Services, Inc. as dividend paying agent.  To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Founders’ Shares.  The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time.  There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a distribution declared and having a record date of at least 10 (ten) days after the date on which the election is received.  A shareholder whose Founders’ Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at 235 West Galena Street, Milwaukee, Wisconsin 53212 or (877) 499-9990.

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CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Founders’ Shares.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that shareholders hold Founders’ Shares as capital assets (generally, property held for investment).  The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  The Fund has neither sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Shareholder” is a beneficial owner of Founders’ Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;
•
a trust, if a court within the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of Institutional shares that is not a U.S. Shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Founders’ Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  If a prospective shareholder is a partnership, a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Founders’ Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Founders’ Shares will depend on the facts of its particular situation. Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to shareholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to shareholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to shareholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Fund’s ordinary income for each calendar year; (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year; and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

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To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may invest in “passive foreign investment companies” or “PFICs.”  A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes.  Subchapter M of the Code does not require the Fund to look through to the underlying investments held in the portfolios of PFICs in order to determine compliance with the RIC tax requirements.  Investments in PFICs may involve costs, including withholding taxes that the Fund would not incur if it invested in U.S. domestic investment funds.  Also, legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” generally will require a PFIC to register with the IRS by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund may elect to mark-to-market at the end of each taxable year its interests in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes. As a result of the “mark-to-market election”, at the end of each taxable year the Fund would recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

As an alternative to the “mark-to-market election,” in certain circumstances the Fund may be able make a Qualified Electing Fund (“QEF”) election with respect to the shares of a PFIC in which it owns shares.  If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund.  Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC.  The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund's holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition.  In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC's net ordinary earnings and net long term capital gain.  The Fund may not be able to obtain such information from any Portfolio Fund.  Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances.  Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, the Fund, under the 1940 Act, is not permitted to make distributions to shareholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met.  Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by: (1) the illiquid nature of its portfolio; and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to shareholders.  In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to shareholders.  In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

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The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Founders’ Shares.  Distributions of the Fund’s “investment company taxable income” attributable to its investments in PFICs will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Shareholders, regardless of the U.S. Shareholder’s holding period for its Founders’ Shares and regardless of whether paid in cash or reinvested in additional Founders’ Shares.  The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a QEF election.  Such distributions will generally be taxable to U.S. Shareholders as long-term capital gain regardless of whether the U.S. shareholder receives such payments in cash or reinvests the distributions into the Fund.  A U.S. Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions received from the Fund, regardless of how long the U.S. Shareholder has held Founders’ Shares.  Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s Founders’ Shares and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Founders’ Shares to such U.S. Shareholder.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012.  The tax applies to individuals who have net investment income and adjusted gross income in excess of certain thresholds, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals; the tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining whether the Annual Distribution Requirement is satisfied for any year and the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the dividend was declared.  Shareholders who receive distributions in the form of Founders’ Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.  Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional Founders’ Shares.

Pursuant to the Fund’s DRIP, when the Fund declares a dividend, each shareholder that has not made an election to receive distributions in cash will automatically have their dividends reinvested in additional Founders’ Shares.  To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Founders’ Shares.  Depending on the circumstances of the shareholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such shareholder would have to pay the tax using cash from other sources.  A shareholder that receives Founders’ Shares pursuant to a distribution generally has a tax basis in such Founders’ Shares equal to the amount of cash that would have been received instead of Founders’ Shares as described above, and a holding period in such Founders’ Shares that begins on the Business Day following the payment date for the distribution.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Founders’ Shares.  Such shareholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Founders’ Shares sold or otherwise disposed of. Upon such disposition of such Founders’ Shares, the Fund will report the gross proceeds and cost basis to such shareholder and the IRS.  For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such shareholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Share lot identification.  The cost basis method elected by the shareholder (or the cost basis method applied by default) for each disposition of Founders’ Shares may not be changed after the settlement date of each such disposition of Founders’ Shares.  If a shareholder holds its Founders’ Shares through a broker (or other nominee), such shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held its Founders’ Shares for more than one year.  Otherwise, it will be classified as short-term capital gain or loss.  However, any capital loss arising from the sale or disposition of Founders’ Shares held for six (6) months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Founders’ Shares.  In addition, all or a portion of any loss recognized upon a disposition of Founders’ Shares may be disallowed if other Founders’ Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

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In general, non-corporate U.S. Shareholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Founders’ Shares).  Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same rates that apply to ordinary income; provided, however, that the maximum rate applicable to capital gains is 35%.  Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year.  Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Shareholder: (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding; or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund; provided that proper information is timely provided to the IRS.

U.S. Tax Exempt Shareholders.  U.S. tax-exempt entities, including, but not limited to, ERISA Plans and IRAs, are generally subject to federal income tax on unrelated business taxable income or UBTI.  UBTI includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or indirectly through an interest in another entity) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or indirectly  through an interest in another entity) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

Generally, distributions by the Fund, like distributions by a corporation, will not be taxable to U.S. tax exempt shareholders even if such dividends are attributable to UBTI.

A portion of the dividends and capital gains distributed by the Fund to a U.S. tax-exempt shareholder and attributable to UBTI would, however, be subject to federal income tax if the tax-exempt shareholder borrowed money to acquire its investment in the Fund.  Moreover, a U.S. tax-exempt shareholder will recognize UBTI from the sale of some or all of its interest in the Fund if the shareholder has outstanding “acquisition indebtedness” at any time during the twelve month period ending with the date of the sale.

Taxation of Non-U.S. Shareholders

Whether an investment in Founders’ Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances.  An investment in Founders’ Shares by a Non-U.S. Shareholder may have material and adverse tax consequences.  Non-U.S. Shareholders should consult their tax advisers before investing in Founders’ Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the Non-U.S. Shareholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Shareholders are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Shareholder and gain realized by a Non-U.S. Shareholder upon the sale of Founders’ Shares will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless: (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the U.S.; or (b) the Non-U.S. Shareholder is an individual, has been present in the U.S. for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

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If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Founders’ Shares may not be appropriate for certain Non-U.S. Shareholders.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

FATCA will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied.  To avoid withholding under these provisions, certain Non-U.S. Shareholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Founders’ Shares.  While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice issued on October 24, 2012, of a phased-in implementation of these provisions, with withholding on income payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2017, and with withholding on certain “passthrough payments” to begin on January 1, 2017.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Founders’ Shares.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates.  The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made.  Distributions would generally be taxable to non-corporate shareholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Shareholders would be eligible for the dividends received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.  If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

Recognition of Uncertain Tax Positions

ASC 740, “Income Taxes” (in part formerly known as “FIN 48”), which is part of US GAAP, provides guidance on the recognition of uncertain tax positions.  ASC 740 may require an entity reporting in accordance with U.S. GAAP to reserve a liability for income taxes on its books.  ASC 740 prescribes the minimum recognition threshold that a tax position is required to meet before being recognized in an entity’s financial statements.  It also provides guidance on recognition, measurement, classification and interest and penalties with respect to tax positions.  A prospective investor should be aware that, among other things, ASC 740 could have a material adverse effect on the periodic calculations of the NAV of the Fund (or of a Portfolio Fund), including reducing the net asset value of the Fund (or a Portfolio Fund) to reflect reserves for income taxes that may be payable in respect of current and/or prior periods by the Fund (or a Portfolio Fund).  This could cause benefits or detriments to certain shareholders, depending upon the timing of their entry and exit from the Fund.

Foreign Taxes

The Fund may directly invest in foreign securities by virtue of its interest in Portfolio Funds organized outside of the U.S.  The Fund may also indirectly invest in foreign securities through its interests in Portfolio Funds organized within and outside the U.S.  It is possible that certain dividends, interest or other income received by the Fund, from these direct and indirect interests in foreign securities may be subject to foreign withholding or other taxes.  In addition, the Fund by purchasing and redeeming interests in Portfolio Funds organized outside of the U.S. may also be subject to taxes in some of the foreign countries where it purchases and sells such interests.  Tax treaties may reduce or eliminate such taxes.

45

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of a Plan, should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan, including the duty of prudence, the suitable allocation of assets within and across different asset classes, the avoidance of prohibited transactions and other standards.  In determining whether a particular investment is appropriate for a Plan, a fiduciary of a Plan must comply with rules adopted by the DOL, which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of a Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition to determine whether the Plan’s assets are suitably allocated within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations.  The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made.  If a fiduciary of a Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.  As a result: (1) neither the Investment Managers nor the Adviser will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities; and (2) transactions involving the assets and investments of the Fund will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require any Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services.  ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Prior to a Plan’s investment in the Fund, each fiduciary of the Plan that is responsible for the Plan’s investments (each a “Fiduciary”) may be required to execute a subscription agreement on behalf of the Plan and to personally represent that:

•
each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Internal Revenue Code or other comparable non-ERISA laws and such person is authorized to execute the subscription agreement on behalf of the Plan;

•
the decision to invest in the Fund was made by each Fiduciary independent of the Adviser and the Adviser’s affiliates, and each Fiduciary has not relied on any individualized advice or recommendation of the Adviser, or the Adviser’s affiliates, as a primary basis for the decision to invest in the Fund;

•	the investment of Plan assets in the Fund is consistent with the provisions of the Plan, the Plan’s investment guidelines, if any, and all other documents that govern the Plan’s investments;
•	each Fiduciary responsible for the Plan’s investments has executed the subscription agreement;
•	each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision;
•
the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws;

•	the purchase of the Founders’ Shares by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and
46

•	unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion contained in this Prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings.  Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Founders’ Shares.

DESCRIPTION OF SHARES

The Fund

The Fund is a Delaware statutory trust and is governed by Delaware Statutory Trust Act, 12 Del. Code §§ 3801 et seq., as from time to time amended (the “Delaware Act”).  The Certificate of Trust to establish the Fund under the Delaware Act was filed with the Secretary of State of the State of Delaware on June 24, 2015.  On September 24, 2015, the Fund filed a Certificate of Amendment to Certificate of Trust to change its name from ABS Global Equity Long/Short Strategies RIC to ABS Long/Short Strategies Fund.  The Delaware Act provides a statutory framework for the powers, duties, rights and obligations of the Board and the shareholders.

Shares of Beneficial Interest

The Declaration of Trust authorized the issuance of an unlimited number of shares of beneficial interest, par value $.001 per share.  This Prospectus offers the Fund’s Founders’ Shares.  Currently, the Fund offers Institutional Shares and A Shares pursuant to a separate prospectus.  All distributions paid with respect to Founders' Shares will be made ratably among the shareholders according to the number of Founders’ Shares held of record.

Founders’ Shares will, when issued, be fully paid and non-assessable, and will not have preemptive rights or rights to elect Trustees based on cumulative voting.

The Trustees will have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of any class, to establish and designate and to change in any manner any initial or additional classes and to fix such preferences, voting powers, rights and privileges of class, to divide or combine any classes into a greater or lesser number, to classify or reclassify any issued Shares or any classes into one or more classes of Shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

No shareholder may be called upon for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

Shareholder Voting

Shareholders will have the power to vote only: (1) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (2) with respect to a services agreement to the extent required under the 1940 Act; (3) with respect to the termination of the Fund or a class thereof to the extent required by applicable law; and (4) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-Laws or any registration of the Fund as an investment company under the 1940 Act or as the Trustees may consider necessary from time to time.

On any matters submitted to a vote of the shareholders, all Shares of the Fund then entitled to vote will be voted in aggregate, except: (1) when required by applicable law, Shares will be voted by class; and (2) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes will be entitled to vote thereon.  A shareholder will be entitled to one vote for each Share on any matter on which such shareholder is entitled to vote.  A shareholder of a class will be entitled to a proportionate fractional vote for each fractional Share of such class thereof on any matter on which such shareholder is entitled to vote.

Unless a larger percentage is required by law or the Trustees, one-third (1/3) of the Founders’ Shares entitled to vote in person or by proxy on a particular matter will be a quorum for the transaction of business at a shareholders’ meeting with respect to that matter.  Generally, except when a larger vote is required by law, a majority of the Founders’ Shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present will decide any questions with respect to that matter and a plurality will elect a Trustee.

Election and Removal of Trustees

The Declaration of Trust provides that the Board may designate the number of Trustees and that Board vacancies may be filled by the remaining Trustees unless otherwise required under the 1940 Act.  A Trustee may be removed, with or without cause, at any time by written instrument, signed by a majority of the Trustees prior to such removal or at any meeting of the Fund’s shareholders by vote of the shareholders owning at least two-thirds (2/3) of the outstanding Founders’ Shares of the Fund.

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Amendments to the Declaration of Trust and the By-Laws

Generally, the Trustees may, without shareholder vote, amend the Declaration of Trust.  Shareholders however, will have the right to vote on any amendment: (1) which would affect their right to vote granted in the Declaration of Trust (Section 6.1 of the Declaration of Trust); (2) to that section of the Declaration of Trust governing the initiation of amendments to the Declaration of Trust (Section 10.6 of the Declaration of Trust); (3) for which such vote is required by law; and (4) submitted to them by the Trustees.

Please refer to the Declaration of Trust and By-Laws for a more complete discussion of the provisions summarized above.

OTHER INFORMATION

Fiscal/Tax Year End

The Fund’s fiscal year end is the twelve (12) month period ending April 30.  The Fund’s tax year end is the twelve (12) month period ending September 30.

Independent Registered Public Accounting Firm

RSM US LLP, 1185 Avenue of the Americas, New York, New York 10036-2602 serves as the Fund’s independent registered public accounting firm.

Legal Counsel

Bernstein Shur Sawyer & Nelson, 100 Middle Street, Portland, Maine 04101, serves as legal counsel to the Fund as well as legal counsel to the Trustees who are not “interested persons” (as that term is defined under the 1940 Act) of the Fund.

Control Persons

A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  As of April 30, 2017, no shareholder owned greater than 25% of the voting securities of the Fund.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding as of April 30, 2017
Founders’ Shares	Unlimited	N/A	654,288.33
Institutional Shares	Unlimited	N/A	None
A Shares	Unlimited	N/A	None

Inquiries

Inquiries regarding the Fund and its Founders’ Shares (including the procedures for purchasing Founders’ Shares) should be directed to:

ABS Long/Short Strategies Fund
C/O UMB Fund Services, Inc.
235 West Galena Street, Milwaukee, Wisconsin 53212
(877) 499-9990
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PRIVACY POLICY

FACTS	WHAT DOES THE FUND AND ABS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Purchase history and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons ABS or the Fund choose to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does the Fund or ABS share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or as permitted by law		Yes	No
For our marketing purposes— to offer our products and services to you		Yes	No
For joint marketing with other financial companies		No	We don’t share
For our affiliates' everyday business purposes— information about your transactions and experiences		No	We don’t share
For our affiliates' everyday business purposes— information about your creditworthiness		No	We don’t share
For nonaffiliates to market to you		No	We don’t share
Questions?	Call (203) 618-3700

49

Who we are
Who is providing this notice?	ABS Investment Management, LLC (“ABS”), the Investment Adviser for ABS Long/Short Strategies Fund (the “Fund”)

What we do
How does ABS and the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.
We limit access to your personal information to appropriate personnel with a business need for it.

How does ABS and the Fund collect my personal information?	We collect your personal information, for example, when you • Open an account or give us your contact information • Deposit money or provide account information • Send or receive a wire transfer
Why can’t I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • ABS Investment Management LLC nor the Fund have any affiliates with whom it shares.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • ABS Investment Management LLC nor the Fund share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ABS Investment Management LLC nor the Fund jointly market.

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51

PROSPECTUS

ABS LONG/SHORT STRATEGIES FUND
Institutional Shares
A Shares
  June 1, 2017

ABS Long/Short Strategies Fund (“Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, closed-end management investment company.  The Fund, under normal circumstances, invests its assets pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  While the Portfolio Funds may be organized within or outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets’ risk and volatility.  A full market cycle is a peak-to-peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak.

In order to achieve the Fund’s investment objective, ABS Investment Management LLC (the “Adviser”) allocates the Fund’s assets among Portfolio Funds managed by a variety of different investment managers (the “Investment Managers”).  The Fund cannot guarantee that its investment objective will be achieved or that its investment program will be successful.

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  Before investing, you should consider the following specific risks of an investment in the Fund:

•
It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that your investment in the Fund is low risk or without risk.  See “Principal Risks.”

•	An investment in the Fund is illiquid and is not suitable for you if you need access to the money you invest. See “Principal Risks-Liquidity Risks.”
•
You may not have access to the money you invest for an indefinite period of time and you should not expect to be able to sell the Fund’s shares of beneficial interest (“Shares”) regardless of how your investment in the Fund performs.  See “Principal Risks-Liquidity Risks.”

•
You do not have the right to require the Fund to redeem or repurchase your Shares although the Fund may periodically offer to repurchase Shares on such terms as may be determined by the Fund’s Board of Trustees (“Board”).  See “Principal Risks-Liquidity Risks.”

•
Shares are not, and are not expected to be, listed for trading on any securities exchange. To the Fund’s knowledge, there is no, nor will there be, any secondary trading market for the Shares.  See “Principal Risks-Liquidity Risks.”

•
Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust.  See “Principal Risks-Liquidity Risks” and “Transfer of Shares.”

•	Because you may not be able to sell your Shares, you will not be able to reduce your investment exposure to the Fund on any market downturn. See “Principal Risks-Liquidity Risks.”

Before making an investment decision, you or your adviser should consider factors such as net worth, income, age, risk tolerance and liquidity needs in evaluating whether the Fund is a suitable investment for you.  Short-term investors and investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.  See “Principal Risks.”

Foreside Fund Services, LLC (“Distributor”) acts as principal underwriter and distributor for the Fund’s shares of beneficial interest (“Shares”) on a best efforts basis.  The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor.  Amounts received from investors as potential investments in the Fund are held in an escrow account at the Fund’s custodian pending the admission of investors as Shareholders of the Fund.  Investors will not receive any interest on funds held in the escrow account.

Shares are only sold to investors qualifying as “Eligible Investors” as described in this Prospectus.  The term “Eligible Investor” means investors that satisfy the definitions of “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.  In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.  See “Eligible Investors.”

This Prospectus offers Shares of the Fund’s Institutional Share Class (“Institutional Shares”) and A Share Class (“A Shares”) which may be purchased through the Distributor or a Selling Agent). The Fund offers Founders’ Shares by a different prospectus. The Institutional Shares commenced operations on July 1, 2016. As of the date the prospectus and SAI were to be issued, the A Shares had not commenced operations.

The Fund intends to accept initial and additional purchases of Institutional Shares from Eligible Investors who are “Institutional Investors” or individual investors.  “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that may have entered into an agreement with the Distributor to offer Institutional Shares  through a no-load network or platform.

The Fund intends to accept initial and additional purchases of A Shares from Eligible Investors who are individual investors investing through Selling Agents that may have entered into an agreement with the Distributor to offer A Shares through a load network or platform.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference.  A Statement of Additional Information dated June 1, 2017, as may be amended (“SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus.  You may request, at no charge, a copy of this SAI (the table of contents of which is on page 51 of this Prospectus), annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (877) 499-9990, by writing to the Fund or by visiting the Adviser’s website (www.absinv.com).  You may also obtain a copy of the SAI (and additional information about the Fund) from the SEC’s Public Reference Room in Washington, D.C.  Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  These materials, as well as the Fund’s annual and semi-annual reports (when available) and other information about the Fund, are available on the SEC’s website at www.sec.gov. If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund as may be amended from time to time (the “Declaration of Trust”).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Institutional Share	Per A Share	Total Offering(1)
Price to Public	At Current NAV	At Current NAV	$100,000,000(2)
Maximum Sales Load(3) as a Percentage of Purchase Amount	None	5.00%
Proceeds to the Fund(4)	$100,000,000	$95,000,000	$95,000,000

(1)	The total of other expenses of issuance and distribution is $90,450.

(2)	The total offering includes the offering of Founders’ Shares by a different prospectus.

(3)
Institutional Shares are offered continuously at a price equal to the then current net asset value (“NAV”) per Share, while A Shares are offered continuously at a price equal to the then current net asset value (“NAV”) per Share, plus a sales load of up to 5.00% of the investment amount. Generally, the stated minimum initial investment by an investor in Institutional Shares and A Shares is $25,000, which may be reduced for certain investors.

(4)
These estimated proceeds assume the sale of all Fund Shares registered under this prospectus and the separate prospectus offering Founders’ Shares of the Fund. Estimated proceeds are based on the A Share class NAV of $100 and assumes that all Fund Shares sold are A Shares and the maximum sales load is charged. See, “Plan of Distribution” for information regarding other compensation to be paid in connection with the sale of Institutional Shares and A Shares.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund’s Institutional Shares or A Shares.  Before investing in the Fund’s Institutional Shares or A Shares, you should carefully read the more detailed information appearing elsewhere in this Prospectus, especially the information under the heading “Risk Factors.”

The Fund
ABS Long/Short Strategies Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company.  Interests in the Fund (“Shares”) are also registered under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”).  Although Shares are registered under the 1940 Act and the 1933 Act, they are subject to substantial limitations on transferability and resale.

This Prospectus offers Shares of the Fund’s Institutional Shares and A Shares.  The Fund offers Founders’ Shares by a different prospectus.  Founders’ Shares are subject to higher investment minimums, but are not subject to sales charges, distribution or shareholder service fees.

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds that primarily employ equity long/short strategies (each a “Portfolio Fund”).  The Fund will generally invest in Portfolio Funds organized outside the U.S. or in Portfolio Funds organized within the U.S.  No Portfolio Fund is expected to be registered under the 1940 Act.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.
The Offering
The Fund is offering Institutional Shares and A Shares on a continuous basis.  Institutional Shares are offered at their net asset (“NAV”) per Share as of the first Fund business day (“Business Day”) of each month.  A Shares are offered at their net asset (“NAV”) per Share, plus a sales load of up to 5%, as of the first Fund business day (“Business Day”) of each month.  For purposes of this Prospectus, “Business Day” means any day that the New York Stock Exchange (“NYSE”) is open for business.  Amounts received from investors as potential investments in the Fund are held in an escrow account at the Fund’s custodian pending the admission of investors as Shareholders of the Fund.  Investors will not receive any interest on funds held in the escrow account.  Selling Agents typically receive the sales load with respect to Fund shares (the “Shares”) purchased by their investors. The Distributor does not receive any portion of the sales load. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Shareholders should direct any questions regarding sales loads to the relevant Selling Agent.

Eligible Investors
The Fund will only sell Institutional Shares and A Shares to a prospective investor who satisfies the definition of “accredited investor” as defined in Regulation D under the 1933 Act.  Investors meeting these requirements are referred to in this Prospectus as “Eligible Investors.”

After an initial purchase, shareholders subscribing for additional Institutional Shares or A Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund appear in the subscription agreement that must be completed by each prospective shareholder.

In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy.  Under this policy, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.

With limited exceptions, Institutional Shares and A Shares are not transferable, and liquidity for investments in Institutional Shares and A Shares may be provided only through periodic repurchase offers by the Fund.

See “Eligible Investors” and “Transfer of Shares.”

Investment Objective	The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.

A full market cycle is a peak-to-peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak. See “Investment Objective.”

Principal Investment Strategies
To achieve its investment objective, the Fund, under normal circumstances,  invests its assets pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  While the Portfolio Funds may be organized within and outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the equity securities (or the equivalent thereof) of U.S. and foreign issuers.  These long and short positions are created by purchasing and selling short specific equity securities or groups of equity securities.  Foreign issuers may be organized in or may operate in emerging markets.  An emerging market is a nation’s economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body.

Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies.  Investment Managers, for example, may construct long and short portions based upon the following strategies: (1) a mispricing of equity securities relative to each other or relative to historic norms; (2) the effect of events on different equity securities; (3) perceived valuations of equity securities (e.g., whether an issuer is overvalued or undervalued); and/or (4) the effect of global economic and political changes on the prices of equity securities (collectively, “Long/Short Equity Strategies”).  The Investment Managers may utilize a variety of investment styles (e.g. growth/value, small cap/large cap) and focus on specific sectors, regions (e.g. U.S., emerging markets, global) and asset classes (e.g. common stocks, preferred stocks and convertible securities) to implement the Long/Short Equity Strategies.  The Portfolio Funds in the aggregate will provide the Fund with market exposure that may be net short or net long.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”) to implement their equity long/short strategies.

A Portfolio Fund may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”) on an opportunistic basis.  It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Strategy to implement long/short positions in Fixed Income Securities.

Derivatives.  While a Portfolio Fund generally implements its investment strategies by investing directly or selling short Equity Securities, a Portfolio Fund may use derivatives, typically: (1) options on Equity Securities, Equity and Fixed Income indices (each an “Index”) or currencies; (2) futures on Indices; and (3) total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against the risk of equities, in general, and certain long/short strategy risks, including short selling risk.

A Portfolio Fund may also invest in forward foreign currency contracts (each a “forward contract”) to protect against or speculate on the fluctuation of various currencies.

Options.  An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put option) the writer (seller) at a specific price (the “Strike Price”) on or before the expiration date of the contract.  An Investment Manager may purchase a call option or write (sell) a put option on Equity Securities, Indices or currencies if the Investment Manager expects the value of the Equity Securities, Indices or currencies to increase during the term of the option.  Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on Equity Securities, Indices or currencies if the Investment Manager expects the market value of the Equity Securities, Indices or currencies to decrease during the term of the option.  A Portfolio Fund may close out a call or put written on Equity Securities, Indices or currencies by purchasing a call or put, respectively, on the same Equity Securities, Indices or currencies with the same Strike Price and expiration date.  To close out a position as a purchaser of an option on Equity Securities, Indices or currencies, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.  If exercised, Index options will settle in cash while options on Equity Securities or currencies will settle upon the delivery of that security or currency to the purchaser thereof.

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Futures.  A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”).  An Investment Manager may take a long position in an Index futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract.  Alternatively, an Investment Manager may take a short position in an Index futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract.  If exercised, futures contracts settle in cash on the Settlement Date.  A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements.  Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors.  In a total return swap on Equity Securities, one party sells   (the “Payor”) to the other party (the “Receivor”) an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement.  A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater that the fixed rate to be paid under the agreement.  Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Forward Contracts.  A forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Other Investments.  Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to ABS Investment Management LLC (the “Adviser”), invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

See “Principal Investment Strategies – Portfolio Funds.”
Borrowing/Leverage
The Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), selling short securities, using derivatives and participating in other forms of direct and indirect borrowing.  If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity.

The Portfolio Funds may also borrow money for non-leverage purposes including: (1) satisfying periodic redemptions; (2) paying fees and expenses and (3) making investments in anticipation of the receipt of subscription funds.

See “Principal Investment Strategies – Borrowing/Leverage.”
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Principal Risks
An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk.  No guarantee or representation is or can be made that the Fund will achieve its investment objective.  Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.  In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risks of investing in the Fund prior to acquiring Institutional Shares or A Shares.

The following is a summary of the principal risks of investing in the Fund. The principal risks of investing in the Fund may adversely affect the Fund’s performance.
The principal risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.
For a more complete discussion of these risks, see “Principal Risks” below.
•
Conflicts of Interest Risk – The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  For example, the Fund may purchase certain securities while another account is selling the same or similar securities due to varying investment strategies.  Also, the Adviser may have an incentive to allocate investment opportunities to accounts that pay higher management fees.

•
Fund of Funds Structure Risk – Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act.  Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies.  The following additional risks are relevant to the Fund’s implementation of the fund of funds structure.  These additional risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

Control Risk.  The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund.  Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund.  Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

Custody Risk.  A Portfolio Fund may not be required to, or may not, custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

Expense Layering Risk.  In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager.  As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.  Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, expected to range up to 20% of a Portfolio Fund’s net profits.  Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance.  Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.  In addition, the performance-based allocation that will be received by an Investment Manager may create an incentive for that manager to pursue more risky and speculative strategies than would be the case in the absence of such allocation.

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Foreign Organization Risk.  The Fund may invest in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds.  See also “Portfolio Funds Risk – Foreign Investment Risk” below.

Implementation Risk.  The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds.  The performance of the Fund also depends upon the success of the Investment Managers in implementing the long/short equity strategies of the Portfolio Funds.

Limited Voting Rights Risk.  If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Liquidity Risk.  The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability.  The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents.

Operational Risk.  Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies.  Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

Transparency Risk.  Portfolio Funds typically provide limited portfolio information.  A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors.  This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

Valuation Risk.  Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board. Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser will generally not be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds.  An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation.

Withdrawal Risk.  Under extraordinary circumstances, following a withdrawal from a Portfolio Fund, the Fund may be required to return all or a portion of the withdrawal proceeds it received from the Portfolio Fund to such Portfolio Fund if and to the extent required by applicable law or the Portfolio Fund's organizational or offering documents. For instance, if the Portfolio Fund later determines that its NAV was previously misstated and the Fund received withdrawal proceeds in excess of the amount it was entitled to, then, the Fund may be required to return the applicable portion of the withdrawal proceeds to the extent required by applicable law or the Portfolio Fund’s organizational or offering documents. Other circumstances, such as indemnification obligations, could also require the Fund to return the proceeds to a Portfolio Fund.

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•
Legal and Regulatory Risk – Securities markets are subject to comprehensive statutes and regulations.  Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests.  Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds.  Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

•
Liquidity Risk – An investment in the Fund is highly illiquid. A shareholder does not have the right to require the Fund to redeem or repurchase shares of the Fund and such shares are subject to substantial restrictions on transferability.  There is currently no market for shares of the Fund, and it is not contemplated that one will develop.

•	Loss of Investment Risk – An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.
•
Management Risk –Prior to the inception of the Fund, the Adviser did not manage an investment company registered under the 1940 Act.  The 1940 Act and the Code impose numerous investment constraints on the operations of registered investment companies and the Adviser has not previously had to comply with these constraints with respect to the management of client assets.

•
Market Risk – The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.  These factors may affect the volatility, value and liquidity of the Fund’s investments.

•
Non-Diversification Risk – The Fund is non-diversified and the Fund’s investment in the securities of a limited number of Portfolio Funds exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.  Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time.  This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

•
Portfolio Fund Risk – The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds.  The risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

Borrowing Risk (For Non-Leverage Purposes).  The rights of creditors to the assets of a debtor are senior to those of equity investors.  As a creditor, a third-party lender would have a first priority claim on any cash and assets held by a Portfolio Fund.   The Fund is an equity investor in a Portfolio Fund and any Fund claims are inferior to those of debt holders, if any.

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Convertible Securities Risk.  The value of convertible securities generally declines as interest rates increase and increases as interest rates decline.  A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities.  Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments.  The issuer of a convertible security may force a Portfolio Fund to convert the convertible securities before it would otherwise choose to do so, which may decrease the Portfolio Fund’s return.

Currency Risk.  Securities denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies.

Distressed Securities Risk.  An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations.  An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

Emerging Markets Risk.  In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater.  There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

Equity Securities Risk.  The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments.  The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility.  Consequently, it may be more difficult to buy or sell the equity securities of smaller companies at an acceptable price, especially during periods of market volatility.

Fixed Income Securities Risk.  Changes in interest rates may reduce the value of Fixed Income Securities.  The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates.  High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with lower interest rates, thus reducing performance.

Foreign Investment Risk.  Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds.  Foreign investments may also be adversely affected by changes in currency exchange rates, social, political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions and may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes.  There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S.

Forward Contract Risk.  The forward contract markets are generally not regulated and a counterparty may refuse to perform on a forward contract. Forward contracts are not guaranteed by an exchange or clearing house and therefore a non-settlement or a default on a contract could deprive an investor of unrealized profits or force it to cover its commitment to purchase or resell, if any, at the current market price.

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Futures Risk.  The price of an Index or currency futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index or currency, the Settlement Price, the time remaining until the expiration date of the futures contract, the volatility of the Index or currency, and with a respect to a currency, the volatility of the exchange rate between that currency and the U.S. dollar.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index or currency futures.  A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested.  The buyer of an Index and currency future will suffer losses, which may theoretically be unlimited, as the value of the underlying Index or currency declines.  The seller of an Index or currency future will suffer losses, which also may theoretically be unlimited, as the value of the Index or currency increases.  Because of low margin deposits normally required to participate in futures position, an extremely high level of leverage is typical.  As a result, a relatively small price movement in an Index or currency futures contract may result in substantial losses to a Portfolio Fund.  Changes in the liquidity of Index futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the Index futures.  If Index or currency futures cannot be closed out timely due to illiquid secondary markets, losses may result.  Potential losses on Index or currency futures contracts are unlimited.

Hedging Risk.  Strategies utilized to hedge against losses may not be successful and may offset gains.  The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund.  Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

Initial Public Offerings Risk.  Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible.  Other risks include lack of trading and operating history and lack of information about the issuer.

Leverage Risk.  The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund.  In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings.

Liquidity Risk.  A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (i.e., securities that may not be sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities.

Long/Short Equity Strategy Risk.  The success of a long/short equity strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions).  Substantial losses may be recognized as a result of the implementation of this strategy.  Also, this strategy is subject to the investment risks associated with the equity securities utilized to implement the strategy.

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Investment Managers utilize Long/Short Equity Techniques the risks of which are summarized below.  These risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks through its investment in the Portfolio Funds:

Directional Trading Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short positions in those securities based on such predictions.

Event Driven Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to timely identify potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers.

Fundamental Long/Short Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities.

Relative Value Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short positions based on such discrepancies.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.  These techniques will involve investment risks similar to those associated with the Long/Short Equity Techniques.

Options Risk.  The price of an option on Equity Securities, Indices and currencies can be highly volatile and is dictated by a variety of factors including the value of the underlying asset, the Strike Price, the time remaining until the expiration date of the option and the volatility of the underlying asset.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an  option.  A small investment in an option may have a large impact on the performance of a Portfolio Fund as an option may result in losses in excess of amounts invested.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the Strike Price. The market for options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of the options.  If the options cannot be closed out timely due to illiquid secondary markets, losses may result.  Potential losses on the purchases of puts and calls are limited to the amount of premium paid.  The writing of calls and puts exposes the writer to potentially unlimited losses.

Short Selling Risk.  The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale.  Losses on short sales are theoretically unlimited.

Swap Agreements Risk.  The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities and the creditworthiness of the participants.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of these swaps.  Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities.  Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities.  Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities.  Participation in a total return swap also involves counterparty credit risk and payments owed to a participant may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty.  If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

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Turnover Risk.  The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees.  The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

Purchases of Shares
The Fund continuously offers Institutional Shares and A Shares at their NAV per Share (plus a sales load of up to 5% for A Shares) through Foreside Fund Services, LLC, the principal underwriter and distributor of the Fund (the “Distributor”). Additional broker-dealers or other financial intermediaries (“Selling Agents”) may be appointed by the Distributor to assist in the distribution of the Fund.  The Institutional Shares are not subject to a sales load.  Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or the maintenance of investor accounts.  Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.  These fees and additional terms and conditions that may be imposed by Selling Agents are not imposed by the Fund, the Distributor or the Fund’s service providers.  Each share class is subject to different fees and expenses.

Eligible Investors who are “Institutional Investors” or individual investors may purchase Institutional Shares.  “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that may have entered into an agreement with the Distributor to offer Institutional Shares through a no-load network or platform.

A Shares are intended for Eligible Investors investing through Selling Agents that have may entered into an agreement with the Distributor to offer A Shares through a load network or platform.

The minimum initial subscription for Institutional Shares is $25,000 and the minimum subsequent subscription is $10,000.  The Fund intends to accept initial and additional purchases of Institutional Shares as of the first Business Day of each calendar month.  Institutional Shares may be offered less frequently and the minimum initial and subsequent subscription amounts may be reduced or waived as determined by the Board in its sole discretion.

The minimum initial subscription for A Shares is $25,000 and the minimum subsequent subscription is $10,000.  The Fund intends to accept initial and additional purchases of A Shares as of the first Business Day of each calendar month.  A Shares may be offered less frequently and the minimum initial and subsequent subscription amounts may be reduced or waived as determined by the Board in its sole discretion.

Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date (i.e., the first Business Day of each month).  The investor will not become a shareholder of the Fund and will have no rights under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) until the purchase date.

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Generally, the investor must also submit a completed subscription agreement, the form of which follows as Appendix A, (for initial purchases) and/or such other documentation as required by the Fund (for both initial and subsequent purchases) at least five (5) Business Days before the purchase date.  Investors should confirm specific deadlines for receipt of funds by a Selling Agent as those entities may maintain different deadlines.  Amounts received from prospective investors in the Fund will be held in an escrow account pending the transmission to the Fund.  Investors will not receive any interest on funds held in the escrow account.  If an investor’s subscription is not accepted, the escrow agent will return the subscription monies to such investor.

The Fund reserves the right to reject, in whole or in part, any purchase of Institutional Shares or A Shares and may suspend the offering of Institutional Shares or A Shares at any time.
Distribution and Service Fees
The Fund pays the Distributor or a designee a distribution fee equal to 0.75% (on an annualized basis) of the Fund’s Class A Shares month-end net assets, payable monthly in arrears.  The Distributor may transfer or re-allow a portion of the Distribution Fee to certain Selling Agents.  The Adviser also may pay a fee out of its own resources to Selling Agents.  The Fund pays the Adviser a service fee equal to 0.25% (on an annualized basis) of the Fund’s Class A Shares and Institutional Shares month-end net assets, payable monthly in arrears.  See “Plan of Distribution.”

No Redemptions; Repurchases of Shares
Because the Fund is a closed-end fund, shareholders do not have the right to require the Fund to redeem any or all of their Shares.  To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Institutional Shares and A Shares pursuant to written repurchase offers, but is not obligated to do so.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion.  In determining whether the Fund should offer to repurchase Fund Shares, the Board will consider a variety of operational, business and economic factors. The Board convenes quarterly to consider whether or not to authorize a repurchase offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter) (each a “Valuation Date”).

In order to permit the Fund to finance the repurchase of Fund Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders will be required to tender the Fund Shares they wish to sell in the repurchase offer, at least 45 days prior to the Valuation Date (“Repurchase Offer Acceptance Deadline”).  The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer.  A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Fund Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $10,000 worth of Institutional Shares or A Shares, as applicable.  A shareholder tendering only a portion of its Institutional Shares or Ad Shares for purchase will be required to continue to hold Institutional Shares or A Shares, as applicable with a value of at least $25,000 after giving effect to the repurchase.  If a shareholder tenders an amount that would cause the value of its Institutional Shares or A Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may accept the request and reduce the amount to be repurchased so that value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Institutional Shares or A Shares, as applicable.

See “Repurchases of Shares.”
Transfer of Shares
There is no public market for Institutional Shares or A Shares and none is expected to develop.  The Fund will not list Institutional Shares nor will it list A Shares on a stock exchange or similar market. With very limited exceptions, Institutional Shares and A Shares are not transferable, and liquidity for investments in Institutional Shares and A Shares may be provided only through periodic repurchase offers by the Fund.  If a shareholder attempts to transfer Institutional Shares or A Shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void.

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See “Transfers of Shares.”
Distributions/Dividend Reinvestment Plan
The Fund intends to distribute substantially all of its net investment income to shareholders annually. Unless a shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Institutional Shares or A Shares, as applicable.

See “Distributions” and “Dividend Reinvestment Plan.”
Adviser	ABS Investment Management LLC, a Delaware limited liability company, is the Adviser. The Adviser is a registered investment adviser with offices at 537 Steamboat Road, Greenwich, Connecticut 06830.
As of April 30, 2017, the Adviser’s total assets under management were approximately $5.1 billion.

For management services rendered to the Fund pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser receives an annual fee of 1.00%, payable monthly based on the Fund’s month end NAV.

See “Management – Investment Adviser.”
Performance
On December 31, 2015, simultaneous with the commencement of the Fund’s operations with respect to the Founder’s Share class (“Commencement of Operations”), ABS (3)(C)(1) LP (the “Predecessor Fund”), was reorganized with and into the Founder’s Share class of the Fund.  The Predecessor Fund maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund shared the same investment adviser and portfolio managers.  The performance of Founders’ Shares for periods before the Commencement of Operations is that of the Predecessor Fund.  The Predecessor Fund’s performance has been adjusted to reflect the estimated expenses of the Founders’ Shares (minus the projected Acquired Fund Fees and Expenses) for its first year of operations as a registered investment company (after giving effect to any fee waivers or expense reimbursements).  For the estimated expenses of the Institutional Shares and A Shares (including Acquired Fund Fees and Expenses), see “Summary of Fund Expenses.”

For past performance information of the Fund, see “Performance.”
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.
Services
Administrator and Transfer Agent.  UMB Fund Services, Inc. (“UMB”) provides administration, compliance, fund accounting and transfer agency services to the Fund.  Fees and expenses of UMB are paid by the Fund.

Custodian and Escrow Agent.  UMB Bank, N.A. (“Custodian”), 928 Grand Boulevard, Kansas City, Missouri 64106, is custodian of the Fund’s investments.  UMB Bank, N.A., also serves as escrow agent (in such capacity, the “Escrow Agent”) with respect to subscription monies received from prospective investors in advance of dates when shares may be subscribed for and monies may be transmitted to the Fund, as well as with respect to monies received from the Fund in advance of dates when shares may be tendered to the Fund and monies may be transmitted to the tendering shareholders.  Amounts received from prospective investors in the Fund (in the case of subscriptions) and amounts received from the Fund (in the case of tender offers) will be held in an escrow account pending the transmission to the Fund or tendering shareholders, as the case may be.  Any interest earned on the account will be paid to the Fund.  If an investor’s subscription is not accepted, the Escrow Agent will return the subscription monies to such investor.  Fees and expenses of the Custodian and Escrow Agent are paid by the Fund.

See “Services.”
Fund Expenses
Fund Expenses.  The Fund bears its own operating expenses which include, but are not limited to: (1) organizational and offering costs; (2) the fees payable to various service providers including, but not limited to the Adviser and the out of pocket expenses thereof including compliance consultants and background check professionals; (3) Trustee fees; (4) repurchase offer expenses; (5) costs of printing prospectuses and shareholder reports; (6) registration fees; and (7) costs associated with purchasing and redeeming Portfolio Funds.  In addition, A Shares bears its applicable Distribution Fee and each of Institutional Shares and A Shares also bears its applicable Service Fee, as described below.

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Portfolio Fund Expenses.  The Portfolio Funds incur their own operating expenses.  As an investor in the Portfolio Funds, the Fund indirectly bears its pro rata allocation of the Portfolio Funds’ expenses (“Acquired Fund Fees and Expenses”).  Acquired Fund Fees and Expenses include fees payable to a Portfolio Fund’s Investment Manager.  The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which will generally reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund.  Generally, fees payable to the Investment Managers are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge a performance-based allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits, although it is possible that such range may be exceeded for certain Investment Managers.  These fees payable to Investment Managers are estimates and may be higher or lower.

Expense Limitation. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares and A Shares will not exceed 1.35% and 2.10%, respectively (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). The arrangements will continue until August 30, 2019. The Adviser may recoup fees waived and expenses reimbursed under certain circumstances for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares or A Shares, as applicable, in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.

See “Fund Expenses.”
Certain Tax Considerations
The Fund intends to qualify, for U.S. federal income tax purposes, as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  To maintain its RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.

For each taxable year that the Fund qualifies as a RIC, the Fund will not be subject to federal income tax on any of its income distributed to shareholders.  The Fund will distribute substantially all of its net investment income and gains to shareholders and these distributions will generally be taxable to shareholders as ordinary income.  Shareholders not subject to tax on their income will not be required to pay tax on these distributions.

See “Certain Tax Consequences.”
Certain ERISA Considerations
Generally, investors subject to The Employee Retirement Income Security Act of 1974 (“ERISA”) and other tax exempt investors, including employee benefit plans, individual retirement accounts, and Keogh Plans, may acquire Institutional Shares or A Shares to the extent that they are Eligible Investors.  Fund assets are not deemed to be “plan” assets under ERISA.

Before investing the assets of a plan subject to ERISA (each an “ERISA Plan”) or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) in the Fund, the Plan fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in U.S. Department of Labor (“DOL”) regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for the Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made.

See “Certain ERISA Considerations.”
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SUMMARY OF FUND EXPENSES
The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses	Institutional Shares	A Shares
Sales Load(1) (as a percentage of offering price)	None	5.00%
Annual Fund Operating Expenses (as a percentage of average net assets)
Management Fees	1.00%	1.00%
Distribution and Service Fee(2)	0.25%	1.00%
Other Expenses (3)	0.80%	0.80%
Acquired Fund Fees and Expenses(4)	4.09%	4.09%
Total Annual Fund Operating Expenses(5)	6.14%	6.89%
Fee Waiver and/or Expense Reimbursement(5)	(0.70)%	(0.70)%
Net Expenses(5)	5.44%	6.19%

(1)
The Fund has engaged the Distributor to assist it in selling Shares in the Fund. The Distributor may enter into agreements with one or more Selling Agents.  Selling Agents typically receive the sales load with respect to the Shares purchased by their Shareholders. The Distributor does not receive any portion of the sales load.  Investments in A Shares are sold subject to a maximum sales load of up to 5.00%.  The Selling Agents may, in their sole discretion, reduce or waive the sales load.  Shareholders should direct any questions regarding sales loads to the relevant Selling Agent.  The Adviser may pay a fee out of its own resources to Selling Agents.  Selling Agents also may charge an investor a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts.  Such a fee will be in addition to any fees charged or paid by the Fund and is not the Fund expense, and thus not reflected above.  Shareholders should direct any questions regarding any such fees to the relevant Selling Agent.  No sales load will be charged on purchases of Institutional Shares.

(2)
In consideration for distribution and personal services provided to Shareholders, the Fund pays to the Distributor or a designee a monthly fee based on the month-end net assets of the Fund over the course of the applicable quarter in the amount of 1.00% (on an annualized basis) of the month-end net assets of A Shares and 0.25% (on an annualized basis) of the month-end net assets of Institutional Shares, payable monthly in arrears.  The Adviser may pay from its own resources compensation to the Selling Agents or RIAs in connection with sale of Shares or servicing of investors. These arrangements may result in receipt by the Selling Agents and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their sale of shares of a different investment fund.  A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the Selling Agent directly. Prospective investors also should be aware that these payments could create incentives on the part of a Selling Agent to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

(3)
“Other Expenses” are estimated based on the estimated expenses for the current fiscal year. “Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). The Adviser advanced the Fund’s organizational and offering costs and will recoup these costs from the Fund consistent with the Expense Limitation Agreement between the Fund and the Adviser (the “Limitation Agreement”). For more information about the Limitation Agreement, please see Footnote 5 below.

(4)
Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds.  Fees and expenses of Portfolio Funds are based on the Portfolio Funds’ historic fees and expenses.  Generally, fees payable to an Investment Manager are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge a performance-based allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits.  These fees payable to Investment Managers are estimates and may be higher or lower.  The Portfolio Funds held by the Fund and their fees will change over time, impacting the calculation of the “Acquired Fund Fees and Expenses.”  Future “Acquired Fund Fees and Expenses” may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.

(5)
Under the Limitation Agreement, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to Institutional Shares and A Shares to 1.35% and 2.10%, respectively (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Limitation Agreement provides for the Adviser’s recoupment of expenses reimbursed, including the Fund’s organizational and offering costs, and/or fees reduced for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares or A Shares, as applicable in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. The Limitation Agreement will continue until August 30, 2019 and may be terminated or extended at any time by the Board. The Adviser cannot unilaterally terminate the Limitation Agreement prior to August 30, 2019. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

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Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that: (1) you invest $1,000 in the Fund; (2) your investment has a 5% return each year; (3) operating expenses and net expenses remain as stated in the previous table except to reflect the completion of the amortization of offering costs; and (4) all income dividends and capital gains distributions are reinvested in additional Institutional Shares or A Shares, as applicable, at the NAV per Share. The one and three-year example and the first through the third year of the five and ten-year example are based on net operating expenses, which reflect recoupment of waived fees and/or expenses reimbursed by the Fund’s Adviser. The examples for A Shares include the expenses resulting from the imposition of a 5% sales load. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$54	$162	$282	$570
A Shares	$108	$223	$347	$637

FINANCIAL HIGHLIGHTS

Financial highlights are presented below for the Fund's Institutional Shares. The financial highlights table is intended to help you understand the Fund’s financial performance and other financial information since the inception of the Institutional Shares. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in the Institutional Shares would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions.  The Institutional Shares commenced operations on July 1, 2016.  The Fund’s financial statements for the six months ended October 31, 2016, including the Institutional Shares financial highlights for the period ended October 31, 2016, are unaudited and are included in the Fund’s Semi-Annual Report for the period ended October 31, 2016.  The A Shares of the Fund have not commenced operations and no financial information is available.  The Semi-Annual Report is incorporated by reference in the SAI, and is available upon request.

ABS Long/Short Strategies Fund

FINANCIAL HIGHLIGHTS
Institutional Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period July 1, 2016* through October 31, 2016 (Unaudited)
Net asset value, beginning of period	$100.0000
Net Increase in Shareholders' Capital from Operations
Net investment loss	(0.3367)
Net realized and unrealized gain on investments	3.2272
Net Increase in Shareholders' Capital from Operations	2.8905

Net asset value, end of period	$102.8905

Total Return(1)	2.89%

Ratios and Supplemental Data:
Shareholders' Capital, end of period (in thousands)	$861

Net investment loss to average Shareholders' Capital(2)	(1.35)%
Ratio of gross expenses to average Shareholders' Capital(2)(3)	2.05%
Ratio of expense waiver to average Shareholders' Capital(2)	(0.70)%
Ratio of net expenses to average Shareholders' Capital(2)	1.35%
Portfolio Turnover(1)	3%

*	Commencement of Operations.

(1)	Not annualized.

(2)	Annualized.

(3)	Represents the ratio of expenses to average Shareholders’ Capital absent fee waivers and/or expense reimbursement by the Adviser.

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THE FUND

The Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.  Although the Fund’s Shares are registered under both the 1940 and 1933 Acts, they are subject to substantial limitations on transferability and resale.

The Fund’s office is located at 235 West Galena Street, Milwaukee, Wisconsin 53212 and its telephone number is (877) 499-9990.

This Prospectus offers the Fund’s Institutional Shares and A Shares.  A separate prospectus offers the Fund’s Founders’ Shares.  Each share class is subject to different fees and expenses.

On December 31, 2015, simultaneous with the commencement of the Fund’s operations with respect to the Founder’s Share class (“Commencement of Operations”), ABS (3)(C)(1) LP (the “Predecessor Fund”), was reorganized with and into the Founder’s Share class of the Fund.  The Predecessor Fund maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund shared the same investment adviser and portfolio managers.  For past performance information of Fund Shares, see “Performance.”  The Institutional Shares commenced operations on July 1, 2016. As of the date the prospectus and SAI were to be issued, the A Shares had not commenced operations.

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed Portfolio Funds.  The Adviser believes that, by investing in Portfolio Funds managed by a diversified group of Investment Managers, the Fund will afford investors access to the varied skills and expertise of a number of Investment Managers while at the same time lessening for investors the risks and volatility associated with investing through any one Portfolio Fund.  An investment in the Fund provides investment exposure to multiple Portfolio Funds which may provide a number of important benefits to investors including: (1) diversification among investment styles and investment strategies of Investment Managers that is greater than an individual investor could achieve himself with the same dollar of invested capital; (2) access to the Adviser’s expertise in sourcing and allocating assets among Investment Managers; and (iii) ongoing review and monitoring of the Portfolio Funds, their Investment Managers and their investment performance.

The Fund will generally invest in Portfolio Funds organized outside the U.S. or in Portfolio Funds organized within the U.S.  No Portfolio Fund is expected to be registered under the 1940 Act.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.

USE OF PROCEEDS

The Fund invests proceeds from the sale of Institutional Shares and A Shares, net of fees and expenses, consistent with its investment objective and investment strategies.  These proceeds are invested as soon as possible (and not later than 3 months) after their receipt consistent with market conditions and the availability of suitable investments.  Pending investment in Portfolio Funds, the Fund may invest the proceeds in cash equivalents such as high-quality, short-term debt securities and money market funds.  The Fund may also maintain a portion of the proceeds in cash equivalents to satisfy operational expenses.

At times when the Fund is not investing in Portfolio Funds, it will not be pursuing its investment objective.
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INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.  A full market cycle is a peak-to-peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.  No assurance can be given that the Fund will achieve its investment objective.

The Fund’s investment objective is non-fundamental and may be changed by the Board.

PRINCIPAL INVESTMENT STRATEGIES

Portfolio Funds

To achieve its investment objective, the Fund, under normal circumstances, invests its assets pursuant to equity long/short strategies through investments in Portfolio Funds.  While the Portfolio Funds may be organized within and outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the Equity Securities (or the equivalent thereof) of U.S. and foreign issuers.  Foreign issuers may be organized in or may operate in emerging markets.  An emerging market is a nation’s economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body.

A Portfolio Fund takes a “long” position in an equity security when it purchases the security with an expectation that the security will increase in value.  A “short” position is created when a Portfolio Fund borrows an equity security from a third party and sells the security based on the expectation that its value will decline.  A Portfolio Fund may profit on a short sale if it can return the borrowed security by purchasing the security in the market at a price lower than that at which the security was sold short.

These long and short positions are created by purchasing and selling short specific Equity Securities or groups of Equity Securities.  Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies including the following Long/Short Equity Techniques.  The techniques referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Investment Managers’ utilization of any such techniques.

Directional Trading Approach: The directional trading approach attempts to capitalize on increases and declines in the values of Equity Securities in response to economic and political changes such as changes in interest rates, exchange rates, liquidity and political leadership.

Event Driven Approach: The event driven approach attempts to take advantage of the effect of events on the value of Equity Securities by purchasing Equity Securities whose value is expected to increase due to an anticipated event and by selling short Equity Securities whose value is expected to decrease due to an anticipated event.  Equity Securities subject to this strategy may include distressed companies (e.g., companies whose Equity Securities are available at a reduced price but are expected to be worth more after emergence from bankruptcy or upon liquidation) and companies subject to potential mergers as well as companies initiating spin offs, restructurings and recapitalizations.

Fundamental Long/Short Approach: The fundamental long/short approach involves the purchase of Equity Securities or groups of Equity Securities that are undervalued and the selling short of such securities that are overvalued.

Relative Value Approach: The relative value approach involves the purchase and selling short of Equity Securities or groups of Equity Securities to capitalize on a mispricing relative to each other or based on historic norms.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.

The Investment Managers may also utilize a variety of investment styles (e.g., growth/value, small cap/large cap) and may focus on specific sectors (e.g. financials, healthcare, telecommunications), regions (e.g. U.S., emerging markets, global) and asset classes (e.g., common stocks, preferred stocks and convertible securities) to implement their long/short equity strategies.  The Portfolio Funds in the aggregate will provide the Fund with market exposure that may be net short or net long.
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While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other Equity Securities such as preferred stocks, convertible securities and warrants to implement their equity long/short strategies.  A Portfolio Fund may also invest in Fixed Income Securities on an opportunistic basis.

Derivatives.  While a Portfolio Fund generally implements its long/short strategies by investing directly or selling short Equity and Fixed Income Securities, a Portfolio Fund may use derivatives, typically: (1) options on Equity Securities, Indices, and currencies; (2) futures on Indices; and (3) total return swaps involving one or a basket of Equity Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against certain long/short strategy risks, including short selling risk.

A Portfolio Fund may also invest in forward foreign currency contracts (each a “forward contract”) to protect against or speculate on the fluctuation of various currencies.

Options.  An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in case of a put option) the writer (seller) at the Strike Price on or before the expiration date of the contract.  An Investment Manager may purchase a call option or write (sell) a put option on Equity Securities, Indices or currencies if the Investment Manager expects the value of the Equity Securities, Indices or currencies to increase during the term of the option.  Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on Equity Securities, Indices or currencies if the Investment Manager expects the market value of the Equity Securities, Indices or currencies to decrease during the term of the option.

A Portfolio Fund may close out a call or put written on an Equity Security, Index or currency by purchasing a call or put, respectively, on the same Equity Security, Index or currency, as applicable, with the same Strike Price and expiration date.  To close out a position as a purchaser of an option on an Equity Security, Index or currency, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.  If the Strike Price of a call option is less than the value of the underlying Equity Security, Index or currency or the Strike Price of a put option thereon exceeds the value of the underlying Equity Security, Index or currency, the purchaser may exercise the option.  If exercised, options on Equity Securities or currencies will settle upon the delivery of those securities or currencies to the option purchaser.  Index options will settle in cash and the purchase  receives a cash amount from the seller equal to the difference between the Strike Price and the closing price of the Index, multiplied by a factor (typically $100), on the date of exercise.

Forward Contracts.  A forward currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  At or before settlement of a forward currency contract, the seller may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the seller makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets into the currency. A purchaser may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, the purchaser will realize a gain or a loss.

Futures.  A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at the Settlement Price.  A futures contract on an Index involves the delivery of an amount of cash equal to a specified dollar amount (e.g. $500 for S&P 500 futures) times the difference between the Index value at the close of trading of the contract and the price at which the futures contract was originally struck. An Investment Manager may take a long position in a futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract.  Alternatively, an Investment Manager may take a short position in a futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract.  Futures contracts settle in cash on the Settlement Date.  Generally, futures contracts are closed out prior to their expiration date.  A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements.  Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors.  In a total return swap on Equity Securities, the Payor sells to the Receivor an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on a fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement.  A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater that the fixed rate to be paid under the agreement.  Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Other Investments.  Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.
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Portfolio Funds Selection Process

Initial Due Diligence.  It is the responsibility of the Adviser to: (1) identify Investment Managers and the Portfolio Funds in which the Fund will invest; and (2) determine the percentage of Fund assets to be allocated to each Portfolio Fund.

The Adviser selects Portfolio Funds based upon, among other things, the experience, style and expertise of their Investment Managers.  The Adviser seeks Portfolio Funds with Investment Managers of the highest degree of ethical standards, professionalism, and integrity and focuses on those that utilize qualitative research (i.e., collection of information through meetings with issuer executives) as opposed to screens of historical performance to identify potential investment opportunities.  The Adviser understands that the continued success of yesterday’s successful Portfolio Fund is dependent upon the Investment Manager’s personnel and their competitive edge, “drive” or even motivation to work.  Therefore, the Adviser focuses on the “human” aspect of an Investment Manager’s business in evaluating the viability of the Fund’s investment in a prospective new Portfolio Fund (each a “Prospect Fund”).  In addition to the Investment Manager’s investment process and personnel, the Adviser may consider the following criteria to evaluate an investment in a Prospect Fund:
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intangible characteristics of the Investment Manager, including the degree of risk associated with an Investment Manager’s objectives and strategies and the Investment Manager’s ability to react dynamically to fluid situations;

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the degree to which a specific Investment Manager complements and balances the portfolio of the current portfolio of the Fund, or correlates to the strategies employed by the Investment Managers of the Portfolio Funds comprising the Fund’s investment portfolio;

•	the amount of the Investment Manager’s own capital that is managed similarly to the Portfolio Fund;

•	the length of time the Investment Manager has been associated with the Portfolio Fund;

•	the outlook for the strategy employed by the Investment Manager;

•	potential conflicts of interest between the Investment Manager, the Portfolio Fund, and the Fund and its service providers;

•	the volatility of the investment results of the Portfolio Fund;

•	the liquidity of an investment in the Portfolio Fund;

•	the liquidity of the investments of the Portfolio Fund;

•	the degree of correlation or non-correlation between the performance of the Portfolio Fund and that of the market;

•	the degree to which the Investment Manager employs leverage; and

•	the fees associated with an investment in the Portfolio Fund.

No single criterion listed above is determinative and certain investments may be made irrespective of the failure of the Investment Manager to meet all of the criteria listed above.  Additionally, certain of the above criteria may be emphasized over others in the selection of a Prospect Fund.  In an effort to optimize the Fund’s investment program, the Adviser may allocate a portion of the Fund’s assets to Portfolio Funds which lack historical track records but which, in the judgment of the Adviser, offer investment potential.

Prior to allocating Fund assets to a Prospect Fund, the Adviser analyzes the Prospect Fund’s investment strategies, the instruments utilized to implement these strategies, and how the instruments are expected to perform under various market conditions without emphasis on past performance.  To minimize investment risk, the Adviser also analyzes the expected impact among and between the investment strategies of the Prospect Fund and those of the Portfolio Funds currently comprising the Fund’s investment portfolio under various market conditions.  Additionally, each Prospect Fund is assessed as a “going concern” and not pursuant to past performance.  Finally, quantitative analysis is employed to confirm the viability of a Prospect Fund prior to investment.  The Adviser’s quantitative analysis of a Prospect Fund includes an evaluation of historical returns relative to historical exposure to certain regions, sectors and market capitalization of issuers.

Prior to investing in a Prospect Fund, the Adviser will evaluate the operations and controls of the Investment Manager.  This due diligence typically includes a review of the Investment Manager’s investment process, operational and accounting environment as well as its relationships with key service providers such as custodians, prime brokers and independent administrators.

Ongoing Due Diligence.  The Adviser regularly monitors data provided by the Investment Managers, including performance, portfolio statistics and financial reports.  The Adviser may decrease or eliminate the Fund’s investment in a Portfolio Fund or add new Portfolio Funds for various reasons.  For example, the Adviser may decrease or eliminate the Fund’s investment in a Portfolio Fund due to: (1) the identification of a new investment opportunity; (2) a change in the Portfolio Fund’s investment strategy or economic environment; (3) poor performance; or (4) a change in focus or excessive growth of the Investment Manager.
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Since Portfolio Funds are generally illiquid and may only be redeemed at certain times, changes to the Fund’s allocation to one or more Portfolio Funds will generally be made when additional investment proceeds are received by the Fund or when selecting investments to liquidate to fund the repurchase of Shares, which may be periodically approved by the Board to provide limited liquidity to shareholders.  The Adviser also takes into account liquidation fees that may be imposed by a Portfolio Fund when implementing changes to portfolio asset allocations amongst the Portfolio Funds.  Generally, in order to avoid and/or limit the generation of these liquidation penalties, the Adviser expects to implement allocation adjustments upon receipt of additional investment proceeds by the Fund and/or by first liquidating interests in Portfolio Funds that are no longer subject to liquidation fees (i.e., interests held by the Fund beyond the lock-up/gate periods).

Investment Limitations Related to Portfolio Funds

The Adviser typically will not invest more than 20% of the Fund’s assets in any one Portfolio Fund (measured at the time of investment).

In addition, the Fund will limit its investment in any one Portfolio Fund to less than 5% of that Portfolio Fund’s outstanding voting securities to avoid 1940 Act prohibitions on affiliated transactions.  The Fund may, however, purchase non-voting securities of Portfolio Funds or waive its voting rights with respect to interests held in Portfolio Funds.
Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically waives any voting rights it may hold subject to certain requirements.  Determinations of whether the Fund will waive its voting rights are made by the Adviser as part of the investment process.  The Adviser will make a determination whether foregoing the right to vote is consistent with its fiduciary duty as an investment adviser to the Fund.  When deciding to forego or waive voting rights, the Adviser will only consider the interests of the Fund.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund may invest provide their investors with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund.  The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

Exemption from Registration as a Commodity Pool Operator.  Pursuant to a claim for exemption and related no action relief specific to fund of funds under the rules of the Commodity Futures Trading Commission (the “CFTC”), neither the Fund nor the Adviser are deemed to be a commodity pool operators under the Commodity Exchange Act.  As a result, neither the Fund nor the Adviser is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“Exemption”).

The Fund does not intend to invest in Commodity Contracts directly.  If the CFTC amends the Exemption to modify or eliminate the applicability of the Exemption to fund of fund products, the Fund and the Adviser will consider other available exemptions or the Adviser will register as a commodity pool operator.

Borrowing/Leverage

The Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), selling short securities, using derivatives and participating in other forms of direct and indirect borrowing.  If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity.  A Portfolio Fund’s returns will increase if the Portfolio Fund earns a greater return on investments purchased with borrowed funds than the cost of borrowing such funds.

The Portfolio Funds may also borrow money for non-leverage purposes including: (1) satisfying periodic redemptions; (2) paying fees and expenses; and (3) making investments in anticipation of the receipt of subscription funds.

Cash and Cash Equivalents

The Fund may invest in cash and cash equivalents pending investments in Portfolio Funds and to: (1) satisfy periodic offers to repurchase Fund Shares when and if authorized by the Board; and (2) pay fees and expenses.

The Fund may not achieve its investment objective when holding cash and cash equivalents.

PRINCIPAL RISKS

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk.  No guarantee or representation is or can be made that the Fund will achieve its investment objective.  Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.
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In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risk factors prior to acquiring Fund Shares.

The principal risks of the Fund may adversely affect the Fund’s performance.

The principal risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

Conflict of Interest Risk

The investment activities of the Adviser and its affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  The investment strategy and criteria for the Fund may differ from the investment strategy and criteria for other accounts managed by the Adviser, and there may be circumstances where the Fund is purchasing or selling the same or similar securities opposite other funds managed by the Adviser.  The management of multiple accounts may also result in the Adviser devoting unequal time and attention to the management of each account.  The Adviser may have an incentive to allocate investment opportunities to accounts that pay higher management fees and to prioritize the liquidation of investments held by higher paying accounts over lower fee-paying portfolios.  The investment management fees paid to the Adviser by the Fund and other accounts may differ thus creating the incentive for the Adviser to favor another account over the Fund in allocating investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments.  Certain affiliates of the Investment Managers may be shareholders of the Fund and/or clients in other funds managed by the Adviser, which could present a conflict of interest in the decision to purchase or redeem interests in certain Portfolio Funds.

Fund of Funds Structure Risk

Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act.  Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies.  The following additional risks are relevant to the Fund’s implementation of the fund of funds structure.  These additional risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

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Control Risk.  The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund.  A Portfolio Fund may fail to pursue its investment objective and strategies and the Portfolio Fund’s strategies may change and it may not use the same trading method in the future that was used to compile performance histories.  Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund.  Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

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Custody Risk.  A Portfolio Fund may not be required to or may not custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

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Expense Layering Risk.  In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager.  As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.

Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, expected to range up to 20% of a Portfolio Fund’s net profits.  Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance.  Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.  In addition, the performance-based allocation that will be received by an Investment Manager may create an incentive for that manager to pursue more risky and speculative strategies than would be the case in the absence of such allocation.

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Foreign Organization Risk.  The Fund may invest in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds.  Further, it may be more difficult or impossible to effect service of process on the Portfolio Funds, enforce judgments against the Portfolio Funds obtained in U.S. courts and based on U.S. securities laws, bring an original action in foreign court to enforce liabilities of the Portfolio Funds based on U.S. securities laws, and to bring claims on behalf of shareholders of the Portfolio Funds.  See also “Portfolio Funds Risk – Foreign Investment Risk” below.

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Implementation Risk.  The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds.  The performance of the Fund also depends upon the success of the Investment Managers in implementing the long/short equity strategies of the Portfolio Funds.

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Limited Voting Rights Risk.  If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

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Liquidity Risk.  The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability.  The Fund may not be able to acquire initial interests (or additional interests) in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser may be able to negotiate on behalf of the Fund).  Certain Portfolio Funds may: (1) impose lock-up periods or periods during which an investor may not redeem its investment; (2) impose gates or limitations on the size of an investment withdrawal by an individual investor or by investors, collectively during a specific period; and/or (3) assess fees on investment withdrawals.  With respect to purchases, the Fund may have to invest some of its assets temporarily in money market securities until it is possible to acquire initial or additional interests in a Portfolio Fund.

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Operational Risk.  Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies.  Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

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Transparency Risk.  Portfolio Funds typically provide limited portfolio information.  A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors.  While the Adviser in many cases seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Portfolio Funds, at times the only means of obtaining independent verification of performance data will be reviewing the Portfolio Funds’ annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Portfolio Funds’ governing documents), Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding their investment strategies.  This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  For example, if two or more Portfolio Funds were to invest significantly in the same company or industry, the Fund’s investments could be “concentrated” in the same company or industry without the Adviser having the opportunity to assess the risks of such concentration.  Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

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Valuation Risk.  Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board.  Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser will not generally be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds.  An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation.  Revisions to the gain and loss calculations of each Portfolio Fund therefore will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed.

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Withdrawal Risk. Under extraordinary circumstances, following a withdrawal from a Portfolio Fund, the Fund may be required to return all or a portion of the withdrawal proceeds it received from the Portfolio Fund to such Portfolio Fund if and to the extent required by applicable law or the Portfolio Fund's organizational or offering documents. For instance, if the Portfolio Fund later determines that its NAV was previously misstated and the Fund received withdrawal proceeds in excess of the amount it was entitled to, then, the Fund may be required to return the applicable portion of the withdrawal proceeds to the extent required by applicable law or the Portfolio Fund’s organizational or offering documents. Other circumstances, such as indemnification obligations, could also require the Fund to return the proceeds to a Portfolio Fund.

Legal and Regulatory Risk

Securities markets are subject to comprehensive statutes and regulations.  Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests.  Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds.  Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.
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Liquidity Risk

An investment in the Fund is highly illiquid.  A shareholder does not have the right to require the Fund to redeem or repurchase Institutional Shares or A Shares.  Repurchases will be made at such time, in such amounts, and on such terms as may be determined by the Board, in its sole discretion.  Even if the Fund makes a repurchase offer, there is no guarantee that shareholders will be able to redeem all of the Institutional Shares or A Shares they desire to sell.  Generally, the maximum number of Institutional Shares or A Shares that will be repurchased by the Fund during any repurchase offer is not expected to have a value that exceeds 25% of the Institutional Shares or A Shares’, as applicable, aggregate NAV as of the repurchase date.  Also, if a repurchase offer is oversubscribed, the Fund will only be obligated to repurchase a pro rata portion of the Institutional Shares or A Shares tendered by each shareholder.  In order to fund a repurchase offer, the Fund may have to liquidate investments earlier than the Adviser desires and may result in liquidation costs (e.g. redemption fees imposed by Portfolio Funds) and/or losses on investments to the Fund.

Institutional Shares and A Shares are subject to substantial restrictions on transferability and may not be sold, assigned, transferred, conveyed or disposed without the consent of the Board.  Shareholders should not expect the Board to grant consents to transfer requests.

There is currently no market for the Institutional Shares or A Shares and it is not contemplated that one will develop.  Because a shareholder may be unable to sell its Institutional Shares or A Shares, the shareholder will be unable to reduce its exposure to the Fund on any market downturn.  Also, Institutional Shares or A Shares may not be readily acceptable as collateral for a loan.

Loss of Investment Risk

An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.  No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time.  Past results are not necessarily indicative of the Fund’s future performance.

Management Risk

Prior to the inception of the Fund, the Adviser did not manage an investment company registered under the 1940 Act.  The 1940 Act and the Code impose numerous investment constraints on the operations of registered investment companies and the Adviser has not previously had to comply with these constraints with respect to the management of client assets.

Market Risk

The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.  These factors may affect the volatility, value and liquidity of the Fund’s investments.  Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business.

Non-Diversification Risk

The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.  Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time.  This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Portfolio Fund Risk

The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds.  The risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

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Borrowing Risk (For Non-Leverage Purposes). As a creditor, a third-party lender has a first priority claim on any cash and assets held by a Portfolio Fund.  In the event that a credit facility utilized by a Portfolio Fund is terminated by the third-party lender, the Portfolio Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings.  The rights of creditors to the assets of a debtor are senior to those of equity investors.  Since the Fund is an equity investor in a Portfolio Fund, any Fund claims are inferior to those of debt holders, if any.

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Convertible Securities Risk.  The value of convertible securities generally declines as interest rates increase and increases as interest rates decline.  A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities.  Convertible securities are typically issued by small capitalized companies whose stock prices may be volatile. Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments.  In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid only after holders of any senior debt obligations.

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A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may decrease the Portfolio Fund’s return.

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Currency Risk.  Instruments denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies. An increase in the value of the U.S. dollar compared to other currencies will reduce the effect of increases and magnify the effect of decreases in the value of foreign currencies and in the prices of instruments denominated in foreign currencies or that provide exposure to foreign currencies.  Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on non-U.S. dollar securities.

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Distressed Securities Risk.  An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations.  An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

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Emerging Markets Risk.  In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater.  There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

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Equity Securities Risk.  The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments.  The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility.  Consequently, it may be more difficult to buy or sell the Equity Securities of smaller companies at an acceptable price, especially during periods of market volatility.

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Fixed Income Securities Risk.  Changes in interest rates may reduce the value of Fixed Income Securities.  The longer the duration of a Fixed Income Security, the more its value typically declines in response to increases in interest rates.  The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates.  In addition, the value of a Fixed Income Security may also fluctuate as a result of the market’s perception of the creditworthiness of the issuer as well as the liquidity of the fixed income market.

High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with lower interest rates, thus reducing performance.

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Foreign Investment Risk.  Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds.  Foreign investments may also be adversely affected by changes in currency exchange rates, social political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions.  Foreign investments may also be subject to withholding or other taxes on dividends, interest, capital gains or other income.  Foreign investments may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes.  There may be less publicly available information about a foreign issuer than about a U.S. issuer, and accounting, auditing and financial reporting standards and requirements may not be comparable.  There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S.  For example, some foreign exchanges, in contrast to domestic exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a contract and not of an exchange or clearing corporation.  In such a case, a Portfolio Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts.

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Forward Contract Risk.  The investment in forward contracts includes a number of risks including: (1) forward contract markets are generally not regulated; (2) there are generally no limitations on forward transactions although a Portfolio or its counterparties may limit the size and duration of positions for credit risk reasons; (3) participants in the forward markets are not required to make continuous markets for such contracts; and (4) forward contract markets are “principals’ markets” in which performance is the responsibility of the counterparty and not an exchange or clearing house. Consequently, a counterparty may refuse to perform on a forward contract. Forward contracts are also not guaranteed by an exchange or clearing house and therefore a non-settlement or default on a contract would deprive a Portfolio Fund of unrealized profits or force it to cover its commitment to purchase and resell, if any, at the current market price.

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Futures Risk.  The price of an Index or currency futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index or currency, the Settlement Price, the time remaining until the expiration date of the futures contract, the volatility of the Index or currency, and with respect to a currency, the volatility of the exchange rate between that currency and the U.S. dollar.

There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index or currency futures.  If a Portfolio Fund invests in Index or currency futures at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the futures may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund.  A Portfolio Fund could also experience losses if the Index or currency futures do not offset losses incurred by the Portfolio Fund on other portfolio investments.

Changes in the liquidity of futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the futures.  It is also possible that the Commodity Futures Trading Commission may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.  If Index futures cannot be closed out timely due to illiquid secondary markets, losses may result.

A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested.  The buyer of an Index or currency future will suffer losses, which are theoretically unlimited, as the value of the underlying Index or currency declines.  The seller of an Index or currency future will suffer losses, which also are theoretically unlimited, as the value of the Index or currency increases.  Because of low margin deposits normally required to participate in futures position, an extremely high level of leverage is typical.  As a result, a relatively small price movement in an Index or currency futures contract may result in substantial losses to a Portfolio Fund.  The market for Index futures may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of the Index futures.

•
Hedging Risk.  Strategies utilized to hedge against losses may not be successful and may offset gains.  It may not be possible for an Investment Manager to hedge against a change or event at a price sufficient to protect a Portfolio Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change.  In addition, it may not be possible to hedge against certain changes or events at all.  The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund.  Unanticipated changes in the markets or events being hedged or the non-occurrence of events being hedged against may result in a poorer performance by the Portfolio Fund than in the absence of the implementation of a hedging strategy.  Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

•
Initial Public Offerings Risk.  Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible.  Other risks include lack of trading and operating history and lack of information about the issuer.  These factors may contribute to substantial price volatility for such investments.  The limited number of securities available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant positions without an unfavorable effect on prevailing market prices.  In addition, some companies participating in an initial public offering are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

•
Leverage Risk.  The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund.  In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings.

In an unsettled credit environment, an Investment Manager may find it difficult or impossible to obtain leverage and a Portfolio Fund may not be able to successfully implement its long/short equity strategy without leverage.  In addition, the termination of a loan or line of credit on short notice by the lender could result in premature liquidations of investment positions at prices below what the Investment Manager deems to be fair value for the positions.

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•
Liquidity Risk.  A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (e.g., securities that maybe sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities.  When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time such Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, such Portfolio Fund might obtain a less favorable price than the price that prevailed when such Portfolio Fund decided to sell.

Portfolio Funds may permit or require that redemptions of interests be made in-kind. Upon its withdrawal of all or a portion of its interest in Portfolio Funds, the Fund may receive securities that are illiquid or difficult to value.

•
Long/Short Equity Strategy Risk.  The success of a long/short equity strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions).  Substantial losses may be recognized as a result of the implementation of this strategy.  Also, this strategy is subject to the investment risks associated with the Equity Securities utilized to implement the strategy.

Investment Managers may utilize the following Long/Short Equity Strategies the risks of which are summarized below.  These risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

Directional Trading Approach Risk.  The success of the Directional Trading Approach is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short equity positions in those securities based on such predictions.  If the Investment Manager’s prediction regarding the effect of economic and political changes on Equity Securities is incorrect, a substantial loss may result.

Event Driven Approach Risk.  The success of the Event Driven Approach is contingent upon an Investment Manager’s ability to timely identity potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers.  If a predicted corporate event does not occur or does not have the impact predicted, a substantial loss may occur.

Fundamental Long/Short Approach.  The success of the Fundamental Long/Short Approach is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities.  If the Investment Manager’s perception of an equity’s valuation or its future price is incorrect, a substantial loss may result.

Relative Value Approach Risk.  The success of the Relative Value Approach is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short equity positions based on such discrepancies.  If perceived pricing discrepancies do not materialize or if the Investment Manager fails to correctly exploit the pricing discrepancies, a substantial loss may result.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.  These techniques will involve investment risks similar to those associated with the Long/Short Equity Techniques.

•
Options Risk.  The price of an option on Equity Securities, Indices and currencies can be highly volatile and is dictated by a variety of factors including the value of the underlying assets, the Strike Price, the time remaining until the expiration date of the option and the volatility of the underlying assets.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an option.  If a Portfolio Fund invests in options at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the options may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund.  A Portfolio Fund could also experience losses if the options do not offset losses incurred by the Portfolio Fund.

A small investment in an option may have a large impact on the performance of a Portfolio Fund as an option may result in losses in excess of amounts invested.  The buyer of call and put option risks losing the entire premium paid to purchase the options.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying assets above the Strike Price.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the Strike Price.  The seller (writer) of a put option assumes the risk of a theoretical unlimited decline in the market value of the underlying asset above the Strike Price.

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The market for options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of options.  If options cannot be closed out timely due to illiquid secondary markets, losses may result.

•
Short Selling Risk.  The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale.  Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities.  Losses on short sales are theoretically unlimited.

•
Swap Agreements Risk.  The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities, and the creditworthiness of the participants.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of such swaps

Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities.  Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities.  Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities.

Participation in a swap agreement also involves counterparty risk and payments owed to a Portfolio Fund may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty.  If a counterparty to a swap agreement defaults, a Portfolio Fund’s only recourse is to pursue contractual remedies against the counterparty which may be unsuccessful.

If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

•
Turnover Risk.  The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees.  The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

The above discussion covers the principal risks associated with an investment in the Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund.  Prospective shareholders should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund.  An investment in the Fund should only be made by shareholders who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the financial risks of the investment, including loss of principal. In addition, since the Fund’s investment program will evolve over time, an investment in the Fund will likely be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information contained in the Prospectus.

ELIGIBLE INVESTORS

Each prospective investor will be required to represent that he, she or it is acquiring Institutional Shares or A Shares, as applicable, directly or indirectly, for the account of an Eligible Investor.  An Eligible Investor is either:

•
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year;

•
A natural person who has a net worth, or joint net worth with that person’s spouse, at the time of purchase that exceeds $1,000,000.  The following assets or liabilities shall be excluded from the net worth calculation: (i) the value of the investor’s primary residence; and (ii) any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Fund Shares (except that if the amount of such indebtedness outstanding at the time of the sale of Fund Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability).  Any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Fund Shares, shall be included as a liability for purposes of the net worth calculation;

•
An employee benefit plan within the meaning of ERISA and: (1) the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or (2) the employee benefit plan has total assets in excess of $5,000,000; or (3) if a self-directed plan, the investment decisions are made solely by persons that qualify under any other eligibility category set forth herein;

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•
A trust (1) with total assets in excess of $5,000,000; (2) that was not formed for the purpose of investing in the Fund; and (3) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

•	A Trustee or executive officer of the Fund;

•
An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund, and that is one of the following: (1) a corporation; (2) a partnership; (3) a limited liability company; (4) an organization described in Section 501(c)(3) of the Code; or (5) a Massachusetts or similar business/statutory trust;

•
Any “bank” as defined in Section 3(a)(2) of the 1933 Act,  “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity;

•	A broker or dealer registered with the SEC under the 1934 Act;

•	An investment company registered under the 1940 Act;

•
An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

•	An insurance company as defined in Section 2(a)(13) of the 1933 Act;

•
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000;

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

•	An entity in which all of the equity owners are “accredited investors” (as defined in Regulation D under the 1933 Act).

After an initial purchase, existing shareholders subscribing for additional Fund Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Institutional Shares or A Shares will appear in the subscription agreement that must be completed by each prospective shareholder.

In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy.  Under this policy, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.

The Distributor and Selling Agents may impose additional eligibility requirements for investors who purchase Institutional Shares or A Shares through Selling Agents and will notify prospective shareholders of such requirements.  If the Distributor imposes additional eligibility requirements, the Distributor will notify current and prospective investors via a supplement (or other revision) to the Prospectus.

PLAN OF DISTRIBUTION

Offering of Institutional Shares and A Shares by the Fund

The Fund continuously offers Institutional Shares or A Shares at their NAV per Share (plus a sales load for A Shares) through the Distributor.  The Fund has entered into a Distribution Agreement with Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Pursuant to the Distribution Agreement, the Distributor: (1) shall use commercially reasonable efforts to distribute the Fund’s Shares; (2) shall use its best efforts to effect sales of the Fund’s Shares but is not obligated to sell any certain number of Shares or buy any Fund Shares; (3) is responsible for reviewing the Fund’s proposed advertising and sales literature for compliance with applicable laws and regulations, and for filing with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; and (4) shall at the request of the Fund, enter into agreements with Selling Agents in order that such Selling Agents may sell the Fund’s Shares (the “Distributor Services”).  The Distributor does not intend to make a market in the Fund’s Shares.  There is no sales charge for purchases of Institutional Shares.  Each share class is subject to different fees and expenses.
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For these Distribution Services, the Adviser pays the Distributor, pursuant to a Distribution Services Agreement between the Distributor and the Adviser, an annual asset based fee, payable monthly based on month end NAV for each share class of the Fund (subject to a minimum annual fee), plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services.  The Distributor has agreed to waive fees and expense reimbursements payable to it under the Distribution Services Agreement to the extent that the payment of any such fees and expenses would cause total compensation payable to the Distributor under the Distribution Services Agreement to exceed 2.5% of the gross offering proceeds (the “Waiver”).  The Waiver remains in effect until the Distributor’s resignation or termination as the Fund’s principal underwriter unless amended prior to that time at the written request of the Trust and the Adviser in order to ensure continued compliance with underwriting compensation limitations applicable to closed-end investment companies.

As noted above, the Distributor may engage one or more Selling Agents to assist in the distribution of Institutional Shares and A Shares.  Selling Agents may: (1) distribute Institutional Shares or A Shares to their clients and perform related marketing and promotional services; and (2) perform related shareholder services to such clients in connection with their investments in Institutional Shares or A Shares (the “Selling Agent Services”).  The Adviser and its affiliates, not the Fund, may compensate the Selling Agents for performance of these Selling Agent Services.  Compensation by the Adviser to any Selling Agent is not expected to exceed 1.00% of the value of client assets invested in Institutional Shares or A Shares, payable monthly or quarterly based on the Institutional Shares and A Shares’ month end NAV, as applicable.  The Adviser shall not pay compensation to any Selling Agent for the performance of Selling Agent Services if the payment of such compensation causes the compensation payable to the Distributor for the performance of the Distributor Services and to all Selling Agents performing Selling Agent Services, in the aggregate, to exceed 2.5% of the Fund’s gross offering proceeds.  Payments to Selling Agents by the Adviser and its affiliates create conflicts of interest by influencing the Selling Agent and your salesperson to recommend Institutional Shares or A Shares over another investment.  These payments may also benefit the Adviser if these payments result in an increase in the NAV of Institutional Shares or A Shares, the value upon which any fees payable by the Fund to these entities are based.

The following table summarizes the compensation structure described above:

Agreement	Fees	Class A Shares	Institutional Shares
Distribution Agreement	Maximum Sales Load (1)	5.00%	None
Distribution Agreement	Distribution Fees (2)	0.75% (annualized)	None
Shareholder Servicing Agreement	Service Fee (3)	0.25%	0.25%
Selling Agent Services (4)	$2,440,000.00 (5)
Distributor Services (4)	$60,000.00(6)

(1)	It is currently expected that Class A Share investors may be charged a sales load up to a maximum of 5.00% on the amount they invest. The maximum sales charge is deducted from the investor’s subscription amount and does not constitute part of the investor’s capital contribution. The maximum sales charge to be paid over the initial three-year period of this offering is $5,000,000. Institutional Shares are not subject to a sales load.
(2)	An ongoing Distribution fee may be paid to Selling Agents for selling Class A Shares of the Fund for marketing the Fund. The Maximum Distribution fee paid over the initial three-year period of this offering will be $2,250,000.
(3)	A Service Fee may be paid to the Adviser for providing, or arranging for the provision of ongoing investor services and account maintenance services to investors in the Fund. The Maximum Service fee paid over the initial three-year period of this offering will be $750,000.
(4)	For the initial three-year period of this offering, the maximum aggregate compensation to be paid to the Distributor and Selling Agents in connection with this offering shall not exceed $2,500,000. The maximum compensation to be paid to Selling Agents and the Distributor is $2,440,000 and $60,000, respectively. Because the Adviser, not the Fund is responsible for the payment of any fees charged in connection with the rendering of the Distributor Services and Selling Agent Services, these fees are not reflected as Fund expenses in the expense table included in this Prospectus. See, “Summary of Fund Expenses”.
(5)	2.5% of the gross offering price of $100,000,000 less the maximum compensation to be paid to the Distributor for provision of the Distributor Services.
(6)
For performance of the Distributor Services, the Adviser pays the Distributor a minimum annual fee of $15,000 plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services. The minimum annual fee shall be reduced to $8,000 effective March 2017 through December 2018.  Total out-of-pocket expenses shall not exceed $15,000 for the entire three year period.

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers.  These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Institutional Shares or A Shares, a current shareholder’s ability to tender Institutional Shares or A Shares to the Fund for repurchase or to otherwise transact business with the Fund.  Services provided by Selling Agents may vary.  Shareholders investing in Institutional Shares or A Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts, the nature of any fees by the Adviser and its affiliates to the Selling Agent for Selling Agent Services  and any operational limitations of the Selling Agent.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor, its affiliates and each of their members, managers, directors, officers, employees, representatives and its current and former control persons (the “Distributor Indemnities”) against certain liabilities including those that may arise under the 1933 Act, 1934 Act and the 1940 Act as a result of: (1) the Distributor serving as distributor of the Fund; (2) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (3) the Fund’s failure to materially comply with any applicable securities laws or regulations; (4) any claim that the Fund’s Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law or violates any rule of FINRA or of the SEC or any other jurisdiction wherein Fund Shares are sold (“Losses”); provided, however, that the Fund’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in its registration statement, prospectus, annual or interim report, or any such advertising materials or sales literature in reliance, upon and in conformity with, information relating to the Distributor and furnished to the Fund or its counsel by the Distributor in writing and acknowledging the purpose of its use.  The Distributor, however, remains liable to the Fund and its shareholders for any liability to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

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Distribution and Service Plan

Pursuant to the conditions of an exemptive order issued by the SEC, the Institutional Shares and A Shares have adopted a plan in compliance with the provisions of Rule 12b-1 under the Investment Company Act with respect to Institutional Shares and A Shares (the “Distribution and Service Plan”). Pursuant to the Distribution and Service Plan, the Distributor receives 0.75% of the month-end net assets of the Fund attributable to A Shares (the “Distribution Fee”).  The Distribution Fee serves as a vehicle for the Fund to pay the Distributor for payments it makes to Selling Agents.  In addition, pursuant to the Distribution and Service Plan, the Adviser receives an ongoing service fee at an annualized rate of 0.25 percent of the month-end net assets of the Fund attributable to Institutional Shares and A Shares, respectively, for personal services provided to Shareholders and/or the maintenance of Shareholder accounts including, among others, responding to Shareholder inquires and providing information on their investments in the Fund. This fee is paid out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund.

The Distribution Fee may result in receipt by the Selling Agents and their personnel (who themselves may receive all or a substantial part of the relevant payments) or RIAs of compensation in excess of that which otherwise would have been paid in connection with selling to shareholders of a different investment fund.  A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the Selling Agent directly. Prospective investors also should be aware that these payments could create incentives on the part of a Selling Agent to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Selling Agents. The Adviser may pay from its own resources additional compensation to Selling Agents in connection with sale of Shares or servicing of Shareholders.

Selling Agents may in addition charge a fee directly to investors for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and will reduce the amount of an investor’s investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund.  Shareholders should direct any questions regarding such fees to the relevant Selling Agent.

PURCHASES OF SHARES

Eligible Investors who are “Institutional Investors” or individual investors may purchase Institutional Shares.  “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that may have entered into an agreement with the Distributor to offer Shares through a no-load network or platform.

The Fund intends to accept initial and additional purchases of Institutional Shares and A Shares made by Eligible Investors who are individual or Institutional Investors as of the first Business Day of each calendar month.  Fund Shares will be sold at their NAV per share, plus a sales load of up to 5.00% for A Shares, and may be offered less frequently as determined by the Board in its sole discretion.  Fund Shares are available for purchase through Selling Agents or directly through the Distributors.

Generally, each Eligible Investor must complete and submit a subscription agreement and/or such other documentation as required by the Fund (for both initial and subsequent purchases) at least five (5) Business Days before the purchase date (i.e., the first Business Day of each month).  Investors should confirm specific deadlines for receipt of funds by Selling Agents as those entities may maintain different deadlines.  The Fund reserves the right to reject, in whole or in part, any purchase of Fund Shares and may suspend the offering of Fund Shares at any time.

The Institutional Shares are not subject to a sales load.  The minimum initial investment in the Institutional Shares and A Shares is $25,000 and the minimum additional investment is $10,000.  The Fund may reduce the minimum initial investment amount for Eligible Investors that are officers or Trustees of the Fund and Managing Members and employees of the Adviser.  The minimum initial and subsequent subscription amounts may be reduced or waived as determined by the Board in its sole discretion.

Except as otherwise permitted by the Board, initial and subsequent purchases will be payable in cash and must be made via wire transfer of funds.  Payments for each initial and subsequent purchase of Shares must be made in one installment.  Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date or such other date as the Distributor may determine in its sole discretion and communicate to investors.  The investor will not become a shareholder of the Fund and will have no rights under the Declaration of Trust until the purchase date.  Cleared funds received in advance of dates when Shares may be subscribed for will be held in an escrow account maintained by the Escrow Agent for the benefit of investors in the Fund.  On the purchase date, UMB will transfer the subscription proceeds to the Fund and any interest earned on the subscription proceeds will be credited to the Fund and not to the investor.  If a purchase is rejected, the Escrow Agent will promptly return the purchase amount to the investor without interest.  If an investor does not provide the required subscription materials and funds within the time frame noted above, the Adviser’s prior written approval will be required for the investor’s subscription to be processed as of the requested purchase date.  No subscriptions, however, will be processed as of a purchase date if the subscription materials and funds are not received on or prior to that purchase date.

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To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.  When a prospective shareholder opens an account with the Fund, the shareholder will be asked to provide its name, address, date of birth, social security number and other information or documents that will allow the shareholder to be identified.  This information will be verified.  If the Fund is unable to verify the identity of a prospective shareholder, the Fund may take reasonable steps, including closing your account and redeeming your investment at the NAV per Share next calculated after the Fund decides to close your account.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in Shares that are in addition to the fees, terms and conditions set forth in this Prospectus.  Such terms and conditions are not imposed by the Fund, the Distributor or any other Fund service provider.  These terms and conditions may affect an investor’s ability to purchase Shares, or otherwise transact business with the Fund.  All questions regarding these terms and conditions should be directed to the investor’s Selling Agent.

REPURCHASES OF FUND SHARES

No Right of Redemption

There is no public market for Fund Shares and none is expected to develop. Fund Shares are generally not freely transferable and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund.  No shareholder will have the right to require the Fund to redeem Fund Shares or portion thereof.  An investment in Fund Shares is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Fund Shares.

Repurchases of Fund Shares

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase an aggregate percentage of outstanding shares of each Class of the Fund or a specific number of Shares of each Class of the Fund.  Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holding Fund Shares acquired from shareholders.  When the Board determines that the Fund will repurchase Fund Shares or portions thereof, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  The Board convenes quarterly to consider whether or not to authorize a tender offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

The Board will consider the following factors, among others, in making its determination:

•	the recommendation of the Adviser;

•	whether any shareholders have requested to tender Fund Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Fund Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Fund Shares or portions thereof.

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Fund Shares will be repurchased at their Class NAV as of the Valuation Date.  Due to liquidity constraints associated with the Fund’s investments in a Portfolio Fund, it is presently expected that, under the procedures applicable to the repurchase of Fund Shares, Fund Shares will be valued for purposes of determining their repurchase price as of a Valuation Date.

The Fund’s assets consist primarily of interests in the Portfolio Funds. Therefore, in order to finance the repurchase of Fund Shares, the Fund may find it necessary to liquidate all or a portion of its interest in one or more Portfolio Funds. Because interests in a Portfolio Fund are generally not transferable, the Fund may withdraw a portion of its interest in a Portfolio Fund only pursuant to the redemption terms of that Portfolio Fund which may involve the payment of certain fees and costs. The Fund may decide not to make a repurchase offer larger than the sum of the amount available for redemption from the Portfolio Funds in which it holds interests. The Fund may also borrow money in order to finance the repurchase of Fund Shares.

In order to permit the Fund to finance the repurchase of Fund Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders must tender the Fund Shares they wish to sell in the repurchase offer, at least 45 days prior to the Valuation Date. If the Fund borrows money to finance a repurchase of Fund Shares, the repurchase offer Acceptance Deadline may be less than 45 days prior to the Valuation Date.  The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer.  A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Fund Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $10,000 worth of Shares.  A shareholder tendering only a portion of its Shares for purchase will be required to continue to hold Shares with a value of at least $25,000 after giving effect to the repurchase.  If a shareholder tenders an amount that would cause the value of its Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may accept the request and reduce the amount to be repurchased so that the value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Shares.

Shareholders who tender Shares in a repurchase offer may not have all of the tendered Shares purchased by the Fund.  If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund generally will only be obligated to repurchase a pro rata portion of the amount tendered by each shareholder. If all of a shareholder’s Shares are repurchased, that shareholder will cease to be a shareholder as of the Valuation Date.

 Promptly after the Repurchase Offer Acceptance Deadline, each shareholder whose Shares have been accepted for purchase by the Fund in a repurchase offer will receive cash, or a non-interest bearing, non-transferable promissory note (the “Promissory Note”).  The Promissory Note, and not cash, will be the only consideration paid promptly after the Valuation Date in connection with repurchase offers structured such that the Repurchase Offer Acceptance Deadline is at least 45 days prior to the Valuation Date.

A Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times, in the case of the repurchase of all of a shareholder’s Shares, as is customary regarding such payments:

•
Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, payment in respect of the Promissory Note for a partial repurchase of a shareholder’s Shares will be made within 45 days of the Valuation Date.

•
The initial payment in respect of the Promissory Note (the “Initial Payment”), in the case of a full repurchase of a shareholder’s Shares, will be an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Valuation Date.  Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the Initial Payment will be made within the later of: (1) 45 days after the Valuation Date; or (2) 10 Business Days after the Fund has received 95% of the aggregate amount requested to be withdrawn by the Fund from Portfolio Fund(s) in order to fund the repurchase.

•
The second and final payment in respect of the Promissory Note (the “Final Payment”), in the case of a full repurchase of a shareholder’s Shares, for the balance (which will not be credited for interest) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date, over (2) the Initial Payment. Unless the existence of changes in tax or other laws or regulations, delays in withdrawal proceeds from Portfolio Funds, or unusual market conditions result in a delay, the Final Payment will be made within 60 days of the completion of the next annual audit of Shares by the Fund’s independent registered public accountant.

•	The Escrow Agent will make the Initial Payment and the Final Payment out of an escrow account created for such purpose. Any interest earned on the escrow account will be paid to the Fund.

All repurchases of Shares will be subject to any and all conditions as the Board may impose in its sole discretion.

Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date.  In addition, there will be a substantial period of time between the date that shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.
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The maximum number of Shares that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Institutional Shares and A Shares’ aggregate NAV on the applicable Valuation Date.

As set forth above, when Shares are repurchased by the Fund, shareholders generally will receive cash distributions equal to the value of the Shares repurchased. However, at the sole discretion of the Board, the proceeds of repurchases of Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind.  The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering Shares for repurchase.  Such investments so distributed may consist of illiquid securities held directly by the Fund, interests in Portfolio Funds or securities held by Portfolio Funds that were distributed to the Fund in-kind.  Such investments will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time.  As a result, an investment in the Fund is suitable only for sophisticated investors.  Any such in-kind distributions will not materially prejudice the interests of remaining shareholders.  See “Principal Risks” above.  Repurchases will be effective after receipt of all eligible written tenders of Shares from shareholders are accepted by the Fund.

Because the Fund expects to determine the NAV of each class’ Shares as of the last Business Day of each month, shareholders may not be able to obtain current information regarding the value of Shares when making their decision as to whether to tender Shares for repurchase.

The repurchase of a shareholder’s Shares by the Fund will generally be a taxable event for the shareholder.  Gain or loss will be equal to the difference between the amount received by the shareholder and the shareholder’s tax basis in the Shares.

The Fund believes that repurchase offers generally will be beneficial to the Fund’s shareholders, and typically will be funded from available cash or sales of Portfolio Funds.  However, payment for repurchased Shares may require the Fund to liquidate Portfolio Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating Portfolio Funds, may borrow money to finance repurchases of Shares.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.  To the extent the Fund finances repurchase offers by selling Portfolio Funds, the Fund may hold a larger proportion of its total assets in less liquid Portfolio Funds.  Repurchase of the Shares will tend to reduce the amount of outstanding Shares and, depending upon the Shares’ investment performance, its net assets.  A reduction in the net assets of a class’ Shares will tend to increase that class’ expense ratio.

Prior to the Repurchase Offer Acceptance Deadline, the Fund may cancel an offer to repurchase Shares, amend the offer or postpone the acceptance of tenders made pursuant to the offer if: (1) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Shares tendered pursuant to the offer; (2) there is, in the judgment of the Board any: (a) legal action or proceeding instituted or threatened challenging the offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the U.S. that is material to the Fund; (c) limitation imposed by federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the U.S. that is material to the Fund; (f) material change in the NAV of a class’ Shares from the NAV of such class’ Shares as of commencement of the offer; or (g) other event or condition that would have a material adverse effect on the Shares or its investors if Shares tendered pursuant to the offer were purchased; or (3) the Board determines that it is not in the best interest of shareholders to purchase Shares pursuant to the offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the offer or to postpone acceptance of tenders pursuant to the offer.

The Board may impose other conditions on repurchases of Shares. Repurchases of Shares by the Fund are subject to SEC rules governing issuer self-repurchase offers and will be made only in accordance with these rules.  The Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

Mandatory Repurchase by the Fund

The Declaration of Trust of the Fund provides that the Fund may repurchase Shares of a shareholder or any person acquiring Shares from or through a shareholder if:

•
the Shares have been transferred in violation of the Declaration of Trust, or the Shares have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder;

•
ownership of the Shares by a shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

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•
continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser, or any of their affiliated persons, or may subject the Fund or any of the shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•
with respect to a shareholder subject to special regulatory or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such shareholder continuing to hold Shares; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

TRANSFER OF SHARES

Shares are subject to substantial restrictions on transferability.

Any Shares held by a shareholder may be transferred only: (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder; or (2) under certain limited instances set out in the Declaration of Trust, with the consent of the Board (which may be withheld in the Board’s sole and absolute discretion).  If a shareholder transfers Shares with the approval of the Board, the Board will promptly take all necessary actions so that each transferee or successor to whom or to which the Shares are transferred is admitted to the Fund as a shareholder.

No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a shareholder’s Shares (or portion of such Shares) unless the following conditions are met: (1) the transferring shareholder has been a shareholder for at least six months; (2) the proposed transfer is to be made on the Valuation Date of an offer by the Fund to repurchase the Shares (or portion of the Shares); and (3) the transfer is one in which the tax basis of the Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring shareholder (i.e., certain transfers to affiliates).  Notice to the Fund of any proposed transfer of Shares must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

A shareholder that transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

By purchasing Shares, each shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such shareholder in violation of the Declaration of Trust, these provisions or any misrepresentation made by such shareholder in connection with any such transfer.

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MANAGEMENT

Board of Trustees

The Board has overall management responsibility for the Fund. See “Board of Trustees” in the Fund’s Statement of Additional Information (the “SAI”) for the names of and other information about the Trustees and officers of the Fund.

Investment Adviser

ABS Investment Management LLC, 537 Steamboat Road, Greenwich, Connecticut 06830, serves as the investment adviser to the Fund.  Established in 2002, the Adviser has operated as an SEC-registered investment adviser since 2003.  The Adviser provides investment advisory services to private investment funds and has not previously managed a registered investment fund.  As of April 30, 2017, the Adviser had approximately $5.1 billion in assets under management.  The controlling principals of the Adviser are Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides portfolio management services to the Fund, subject to the general supervision of the Board, for a management fee calculated at an annual rate equal to 1.00%, payable monthly, based on the Shares’ month end NAV.

The Adviser provides office space and executive and other personnel to the Fund.  The Fund pays all expenses, other than those agreed to be paid by the Adviser, including but not limited to, printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization. The Adviser will advance all costs and expenses incurred in connection with the Fund’s organization and establishment and the costs incurred in connection with the organization and initial offering of Institutional Shares and A Shares and will seek reimbursement of such costs and expenses from the Fund consistent with the Expense Limitation Agreement between the Fund and the Adviser.  Under the Limitation Agreement, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares and A Shares to 1.35% and 2.10%, respectively (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  The Limitation Agreement, however, provides for the Adviser’s recoupment of expenses reimbursed, including the Fund’s organizational and offering costs, and/or fees reduced by the Adviser, for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for such share class in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. The Limitation Agreement will continue until August 30, 2019 and may be terminated or extended at any time by the Board.  No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement is included in the Fund’s annual report to shareholders for the period ended April 30, 2016.

Portfolio Managers

Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio.  Biographical information for Messrs. Russian, Valle, and DeCoster is set forth below.

Laurence K. Russian.  Laurence K. Russian is managing member and portfolio manager of the Adviser.  Prior to founding the Adviser in September 2002, Mr. Russian was a Director for the Alternative Investments Group of Credit Suisse Asset Management (“CSAM”) where he assisted in the management of the group’s various hedge fund-of-funds products as well as a senior Hedge Fund Analyst participating in the selection of hedge fund investments.  Mr. Russian was also actively involved in the oversight of new mandates, in regards to legal contracts and structuring of new products.  He holds a BA in Economics from Ohio Wesleyan University and an MBA in Finance from New York University's Stern School of Business.  He is a CFA charterholder.

Guilherme R. Valle.  Guilherme R. Valle is a managing member and portfolio manager of the Adviser.  Prior to founding the Adviser in September 2002, Mr. Valle was a Director and a senior Hedge Fund Analyst at the Alternative Investments Group of CSAM where he assisted in the management of the group’s various hedge fund of funds products.  At CSAM, Mr. Valle contributed to the group’s effort to build a full-fledged Alternative Asset Management business, focusing on the research process and organizational aspects of the group.  Mr. Valle holds a degree in business administration from Fundacao Getulio Vargas in Brazil.  He is a CFA charterholder.

Alain DeCoster.  Alain DeCoster is a managing member and portfolio manager of the Adviser.  Prior to founding the Adviser in September 2002, he was Managing Director and head of CSAM’s Alternative Investments Group.  While at CSAM, Mr. DeCoster managed a group of eight professionals while growing the department’s assets under management through the time of his departure in September 2002.  The assets and his responsibilities were allocated among 7 different absolute return strategies, each with their own risk-return profile.  Mr. DeCoster holds a Licentiate’s degree in Economics from the Institut Catholique des Hautes Etudes Commerciales-Brussels, Belgium.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

PERFORMANCE

The following information is intended to help you understand the risks of investing in the Fund’s Shares. The information illustrates the changes in the performance of the Fund’s Founders’ Shares from inception and compares the performance of the Founders’ Shares to the performance of a securities market index over various periods of time. The Institutional Shares commenced operations on July 1, 2016 and as of the date the prospectus and SAI were to be issued, the A Shares had not commenced operations and as such, limited or no historical performance information is available for these classes.  The Distribution Fee (0.75%) for A Shares and Service Fee (0.25%) for Institutional Shares and A Shares is higher than that applicable to Founders’ Shares and if performance were shown for Institutional Shares and A Shares, performance would be lower. Past performance is not an indication of future performance.

On December 31, 2015, simultaneous with the commencement of the Fund’s operations with respect to the Founder’s Share class (“Commencement of Operations”), ABS (3)(C)(1) LP (the “Predecessor Fund”), was reorganized with and into the Founder’s Share class of the Fund.  The Predecessor Fund maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund shared the same investment adviser and portfolio managers.  The Institutional Shares commenced operations on July 1, 2016. As of the date the prospectus and SAI were to be issued, the A Shares had not commenced operations.

The performance of Founders’ Shares for periods before the Commencement of Operations is that of the Predecessor Fund and includes the expenses of the Predecessor Fund.  The performance of the Predecessor Fund was adjusted to reflect the Founders’ Shares’ estimated expenses (with the exception of estimated Acquired Fund Fees and Expenses the effect of which is already incorporated into the performance of the Predecessor Fund) for its first year of operations as a registered investment company (after giving effect to any fee waivers or expense reimbursements). The financial statements of the Predecessor Fund were audited for all years that the Predecessor Fund was in existence (since March 1, 2011). The performance returns of the Predecessor Fund are unaudited and are calculated by the Adviser on a total return basis. The Predecessor Fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.  The Adviser does not manage any other registered investment companies in addition to the Fund.

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ABS Long/Short Strategies Fund – Founders’ Shares Performance(1)

Monthly and Year-To-Date Returns since Inception (March 1, 2011)
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year To Date
2017	1.33%	1.37%	1.37%	1.20%									5.36%
2016	-5.06%	-1.96%	1.31%	-0.51%	0.98%	-2.40%	2.76%	0.64%	0.40%	-0.82%	0.00%	1.00%	-3.82%
2015	-0.44%	2.94%	1.46%	-0.45%	1.42%	-0.59%	1.13%	-1.40%	-2.79%	1.98%	0.98%	-0.77%	3.38%
2014	-0.60%	2.70%	-1.30%	-1.89%	2.02%	1.70%	-1.53%	1.35%	-1.18%	0.93%	2.09%	0.60%	4.83%
2013	3.77%	0.34%	2.04%	1.01%	2.08%	-1.04%	1.21%	-0.55%	2.92%	1.45%	2.37%	2.78%	19.86%
2012	1.81%	1.61%	0.82%	-0.25%	-2.93%	-0.05%	0.58%	1.47%	1.03%	0.23%	0.65%	1.08%	6.11%
2011			0.58%	1.38%	-0.60%	-0.65%	0.22%	-3.70%	-4.64%	3.22%	-0.18%	-0.19%	-4.71%

Average Annual Total Returns as of December 31, 2016

	Fund	MSCI AC World TR Index(3)	HFRI Fund of Funds Strategic Index(4)
1 Year	-3.82%	9.04%	-0.06%
Since Inception(2)	4.08%	8.19%	1.71%

Other Performance Data from Inception March 1, 2011 through December 31, 2016

	Fund	MSCI AC World TR Index	HFRI Fund of Funds Strategic Index
Cumulative Return	26.30%	58.26%	10.39%
Standard Deviation(5)	6.19%	10.93%	5.17%
Largest Drawdown(6)	-9.44%	-17.31%	-11.11%
Drawdown –number of months (7)	5	5	8

1.	The principal value of the Fund’s Founders’ Shares will fluctuate so that a shareholder’s shares, when redeemed may be lower or higher than the figures shown.
2.	The Predecessor Fund commenced operations on March 1, 2011.
3.	The MSCI All Country World Total Return Index (ticker symbol NDLEACWF) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set in local currencies and includes the reinvestment of dividends net of foreign taxes.
4.	The HFRI Fund of Funds Strategic Index consists of Fund of Funds exhibiting one or more of the following characteristics: seeks superior returns by primarily investing in funds that generally engage in more opportunistic strategies such as Equity Hedge, Sector Specific and Emerging Markets. There are in excess of 100 fund of funds in the index which are equally weighted and each has at least $50 million in assets under management or has been operating for 12 months.
5.	Measurement of the Fund’s volatility.
6.	The peak to trough decline of an investment.
7.	Number of months of a peak to trough decline of an investment.

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SERVICES

Administration, Compliance and Fund Accounting Services

UMB Fund Services, Inc. (“UMB”) provides administrative, compliance and fund accounting services to the Fund.  These services include, but are not limited to: (1) coordinating Board activities; (2) preparing quarterly, semi-annual and annual financial statements; (3) assisting the Adviser in monitoring compliance with the Fund’s investment restrictions and the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (4) preparing annual expense budgets, coordinating expense payments, and establishing expense accruals; (5) assisting in the preparation of or preparing, as applicable, the Fund’s regulatory filings and submitting such filings to the applicable regulator; (6) computing class NAVs; and (7) preparing tax work schedules for excise tax and tax provision purposes and calculating dividend and capital gain distributions for review and approval by the Fund’s officers and its independent accountants.

Pursuant to an administration and fund accounting agreement between the Fund and UMB, the Fund pays UMB: (1) an asset based fee for fund accounting services, subject to an annual minimum fee; (2) an asset based fee for specified administration and compliance services, subject to an annual minimums fee; and (3) certain out of pocket and account expenses.

UMB is located at 235 West Galena Street, Milwaukee, Wisconsin 53212.

Transfer Agent Services

UMB serves as the Fund’s transfer agent and dividend paying agent.

Custodian and Escrow Agent

UMB Bank, N.A., 928 Grand Boulevard, Kansas City, Missouri 64106, is custodian of the Fund’s investments. The Custodian also will serve as escrow agent with respect to subscription proceeds received by potential shareholders to be used to purchase shares, and proceeds received from the Fund to pay for tendered shares.

EXPENSES

Fund Expenses

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

•	All organizational and initial offering costs (unless assumed by the Adviser);

•	All costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws;

•
Attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

•	The costs and expenses of holding meetings of the Board and any meetings of shareholders, including legal costs associated with the preparation and filing of proxy materials;

•
Compensation paid to the Fund’s Trustees who are not employees of the Adviser or any affiliate thereof, compensation paid to the Trust’s officers, travel expenses of the Fund’s Trustees and officers relating to Fund business matters including fees for industry-related organizations and conferences;

•
Fees and disbursements of attorneys retained by the Fund, including, but not limited to, legal counsel to the Independent Trustees, of the Fund’s independent registered public accounting firm and of other consultants and professionals engaged on behalf of the Fund including compliance consultants and background check providers engaged by the Adviser to provide information regarding the investment managers to Portfolio Funds in which the Adviser proposes to invest Fund assets;

•	All fees and expenses related to portfolio transactions, including portfolio transactions and positions in Portfolio Funds, including Portfolio Fund fees and expenses;

•	All costs and expenses associated with the Fund’s tender offers;

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•
The fees payable to various service providers for services rendered to the Fund including, but not limited to, advisory, compliance, escrow, custodial, transfer agency and fund accounting services (“Servicing”), and the out of pocket expenses thereof.  Servicing may include the dissemination of information regarding Fund transactions amongst the Fund’s service providers and the communication of Fund information to shareholders and their agents and to the public to the extent permitted under the 1940 Act, other applicable law and the Fund’s compliance policies and procedures;

•	All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•	The costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

•	Costs of equipment or services used in connection with the maintenance of the Fund’s website to the extent permitted under the 1940 Act;

•	All expenses associated with computing each class’ NAV, including any equipment or services obtained for these purposes; and

•
Expenses incurred by the Fund outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, dispute or regulatory investigation/proceeding and the amount of any judgment or settlement paid in connection therewith, the enforcement of the Fund’s rights against any person or entity, the indemnification of the Fund’s Trustees, officers and shareholders as provided under the Declaration of Trust;

•
Such other types of expenses as may be approved from time to time by the Board including, but not limited to, the expenses of the Fund’s reorganization, restructuring or merger, as applicable, expenses of soliciting proxies for a meeting of the Fund’s shareholders, and the expenses of engaging new service providers to Fund.

Portfolio Funds’ Expenses

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund.  As an investor in a Portfolio Fund, the Fund will indirectly bear its pro rata allocation of these expenses and fees or Acquired Fund Fees and Expenses.

Acquired Fund Fees and Expenses include fees payable to a Portfolio Fund’s Investment Manager.  The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which will generally reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund.  Generally, fees payable to the Investment Managers are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge a performance-based allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits, although it is possible that such range may be exceeded for certain Investment Managers.  These fees payable to Investment Managers are estimates and may be higher or lower.

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Expense Limitation

The Adviser has contractually agreed to waive management fees and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares and A Shares to 1.35% and 2.10%, respectively (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect for such class at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.  These arrangements will continue until August 30, 2019 and may be terminated or extended by the Board at any time. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.  Net expenses of the Fund may increase if the exclusions noted above would apply.

DETERMINATION OF NET ASSET VALUE

The Fund will calculate the NAV of each class as of the close of business on the last Business Day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Shares. The NAV of each class will equal the value of the assets attributable to such class, less all liabilities of such class, including accrued fees and expenses.  The NAV per Share of each class equals the NAV of such class divided by the number of outstanding Shares of such class.  Because of differing class fees and expenses, the per Share net asset value of the classes will vary over time.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of each class will depend on the value of the Portfolio Funds.  The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or the Adviser.

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”).  Under the Valuation Procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which a class calculates its NAV (the “NAV Date”).  The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith.  All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee.  The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date.  In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s Investment Manager or third party administrator.  In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.  Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Portfolio Fund’s valuation date.

Prior to investing in a Portfolio Fund, the Adviser will conduct a due diligence review of the valuation process utilized by the Portfolio Fund, its general partner, and where applicable, its third party administrator to confirm that the valuation process employed by the Portfolio Fund includes the use of market values where available and the principals of fair value that the Adviser reasonably believes to be consistent with those used by the Fund to value its own investments.  Although the Adviser reviews each Portfolio Fund’s valuation principles, neither the Adviser, nor the Board’s Valuation Committee, will be able to confirm the accuracy of any NAV information provided by a Portfolio Fund (which are unaudited except for NAV of the Portfolio Fund as of its fiscal year end).

Each Portfolio Fund will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made, or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption.

The valuations reported by a Portfolio Fund and upon which the Fund calculates the NAV of each class, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of each Portfolio Fund are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of a class, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds.  As a result, to the extent that such subsequently adjusted valuations adversely affect a class’ NAV, the outstanding Shares of such class will be adversely affected by prior repurchases to the benefit of shareholders of such class who had their Shares repurchased at a NAV per Share higher than the adjusted amount.  Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding shareholders of such class and to the detriment of shareholders of the class who previously had their Shares repurchased at a NAV per Share lower than the adjusted amount.  The same principles apply to the purchase of a class’ Shares.  New shareholders may be affected in a similar way.

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Expenses of each class, including the Adviser’s management fee and the costs of any borrowings, are accrued and taken into account for the purpose of determining this class’ NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Adviser should prove incorrect.  Also, the fair value of a Portfolio Fund may not be the price at which the Fund’s interests in the Portfolio Fund are ultimately sold.

To the extent the Adviser invests the assets of the Fund in securities or other instruments other than Portfolio Funds (e.g., cash equivalents), the Fund will generally value such assets as described below. Securities traded on one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sales price on the primary exchange on which the securities are traded.  Securities not traded on any securities exchange for which over-the-counter market quotations are readily available will be valued at the mean of the last bid and asked prices.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per Share. Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service.  Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost. If market quotations are not readily available or deemed to be unreliable by the Adviser, securities and other assets will be valued at fair value by the Adviser as determined in good faith in accordance with Valuation Procedures.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to distribute net investment income and capital gains annually.  Unless a shareholder elects to receive distributions in cash, such distributions will automatically be reinvested in additional Shares of the same class under the Fund’s Dividend Reinvestment Plan.  See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares of the same class unless they elect in writing to receive distributions in cash in their subscription agreement with the Fund.  UMB Fund Services, Inc. (the “Agent”) acts as the agent for participants under the DRIP.  Participants in the DRIP will receive an amount of Shares equal to the amount of the distribution on that Participant’s Shares divided by the immediate post-distribution NAV per Share of such class.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Shares are held in street or other nominee name, then to the nominee) by UMB Fund Services, Inc. as dividend paying agent.  To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Shares.  The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time.  There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a distribution declared and having a record date of at least 10 (ten) days after the date on which the election is received.  A shareholder whose Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at 235 West Galena Street, Milwaukee, Wisconsin 53212 or (877) 499-9990.

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CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Shares.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that shareholders hold Shares as capital assets (generally, property held for investment).  The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  The Fund has neither sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Shareholder” is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;
•
a trust, if a court within the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of Institutional shares that is not a U.S. Shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  If a prospective shareholder is a partnership, a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Shares will depend on the facts of its particular situation. Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to shareholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to shareholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to shareholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Fund’s ordinary income for each calendar year; (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year; and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

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•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may invest in “passive foreign investment companies” or “PFICs.”  A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes.  Subchapter M of the Code does not require the Fund to look through to the underlying investments held in the portfolios of PFICs in order to determine compliance with the RIC tax requirements.  Investments in PFICs may involve costs, including withholding taxes that the Fund would not incur if it invested in U.S. domestic investment funds.  Also, legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” generally will require a PFIC to register with the IRS by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund may elect to mark-to-market at the end of each taxable year its interests in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes. As a result of the “mark-to-market election”, at the end of each taxable year the Fund would recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

As an alternative to the “mark-to-market election,” in certain circumstances the Fund may be able make a Qualified Electing Fund (“QEF”) election with respect to the shares of a PFIC in which it owns shares.  If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund.  Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC.  The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund's holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition.  In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC's net ordinary earnings and net long term capital gain.  The Fund may not be able to obtain such information from any Portfolio Fund.  Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances.  Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, the Fund, under the 1940 Act, is not permitted to make distributions to shareholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met.  Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by: (1) the illiquid nature of its portfolio; and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to shareholders.  In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to shareholders.  In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

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The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Shares.  Distributions of the Fund’s “investment company taxable income” attributable to its investments in PFICs will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Shareholders, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares.  The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a QEF election.  Such distributions will generally be taxable to U.S. Shareholders as long-term capital gain regardless of whether the U.S. shareholder receives such payments in cash or reinvests the distributions into the Fund.  A U.S. Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions received from the Fund, regardless of how long the U.S. Shareholder has held Shares.  Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Shares to such U.S. Shareholder.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012.  The tax applies to individuals who have net investment income and adjusted gross income in excess of certain thresholds, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals; the tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining whether the Annual Distribution Requirement is satisfied for any year and the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the dividend was declared.  Shareholders who receive distributions in the form of Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.  Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional Shares.

Pursuant to the Fund’s DRIP, when the Fund declares a dividend, each shareholder that has not made an election to receive distributions in cash will automatically have their dividends reinvested in additional Shares.  To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Shares.  Depending on the circumstances of the shareholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such shareholder would have to pay the tax using cash from other sources.  A shareholder that receives Shares pursuant to a distribution generally has a tax basis in such Shares equal to the amount of cash that would have been received instead of Shares as described above, and a holding period in such Shares that begins on the Business Day following the payment date for the distribution.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares.  Such shareholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Shares sold or otherwise disposed of. Upon such disposition of such Shares, the Fund will report the gross proceeds and cost basis to such shareholder and the IRS.  For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such shareholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Share lot identification.  The cost basis method elected by the shareholder (or the cost basis method applied by default) for each disposition of Shares may not be changed after the settlement date of each such disposition of Shares.  If a shareholder holds its Shares through a broker (or other nominee), such shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held its Shares for more than one year.  Otherwise, it will be classified as short-term capital gain or loss.  However, any capital loss arising from the sale or disposition of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.  In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

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In general, non-corporate U.S. Shareholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Shares).  Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same rates that apply to ordinary income; provided, however, that the maximum rate applicable to capital gains is 35%.  Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year.  Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Shareholder: (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding; or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund; provided that proper information is timely provided to the IRS.

U.S. Tax Exempt Shareholders.  U.S. tax-exempt entities, including, but not limited to, ERISA Plans and IRAs, are generally subject to federal income tax on unrelated business taxable income or UBTI.  UBTI includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or indirectly through an interest in another entity) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or indirectly  through an interest in another entity) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

Generally, distributions by the Fund, like distributions by a corporation, will not be taxable to U.S. tax exempt shareholders even if such dividends are attributable to UBTI.

A portion of the dividends and capital gains distributed by the Fund to a U.S. tax-exempt shareholder and attributable to UBTI would, however, be subject to federal income tax if the tax-exempt shareholder borrowed money to acquire its investment in the Fund.  Moreover, a U.S. tax-exempt shareholder will recognize UBTI from the sale of some or all of its interest in the Fund if the shareholder has outstanding “acquisition indebtedness” at any time during the twelve month period ending with the date of the sale.

Taxation of Non-U.S. Shareholders

Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances.  An investment in Shares by a Non-U.S. Shareholder may have material and adverse tax consequences.  Non-U.S. Shareholders should consult their tax advisers before investing in Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the Non-U.S. Shareholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Shareholders are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Shareholder and gain realized by a Non-U.S. Shareholder upon the sale of Shares will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless: (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the U.S.; or (b) the Non-U.S. Shareholder is an individual, has been present in the U.S. for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

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If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Shares may not be appropriate for certain Non-U.S. Shareholders.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

FATCA will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied.  To avoid withholding under these provisions, certain Non-U.S. Shareholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Shares.  While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice issued on October 24, 2012, of a phased-in implementation of these provisions, with withholding on income payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2017, and with withholding on certain “passthrough payments” to begin on January 1, 2017.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates.  The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made.  Distributions would generally be taxable to non-corporate shareholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Shareholders would be eligible for the dividends received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.  If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

Recognition of Uncertain Tax Positions

ASC 740, “Income Taxes” (in part formerly known as “FIN 48”), which is part of US GAAP, provides guidance on the recognition of uncertain tax positions.  ASC 740 may require an entity reporting in accordance with U.S. GAAP to reserve a liability for income taxes on its books.  ASC 740 prescribes the minimum recognition threshold that a tax position is required to meet before being recognized in an entity’s financial statements.  It also provides guidance on recognition, measurement, classification and interest and penalties with respect to tax positions.  A prospective investor should be aware that, among other things, ASC 740 could have a material adverse effect on the periodic calculations of the NAV of the Fund (or of a Portfolio Fund), including reducing the net asset value of the Fund (or a Portfolio Fund) to reflect reserves for income taxes that may be payable in respect of current and/or prior periods by the Fund (or a Portfolio Fund).  This could cause benefits or detriments to certain shareholders, depending upon the timing of their entry and exit from the Fund.

Foreign Taxes

The Fund may directly invest in foreign securities by virtue of its interest in Portfolio Funds organized outside of the U.S.  The Fund may also indirectly invest in foreign securities through its interests in Portfolio Funds organized within and outside the U.S.  It is possible that certain dividends, interest or other income received by the Fund, from these direct and indirect interests in foreign securities may be subject to foreign withholding or other taxes.  In addition, the Fund by purchasing and redeeming interests in Portfolio Funds organized outside of the U.S. may also be subject to taxes in some of the foreign countries where it purchases and sells such interests.  Tax treaties may reduce or eliminate such taxes.

46

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of a Plan, should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan, including the duty of prudence, the suitable allocation of assets within and across different asset classes, the avoidance of prohibited transactions and other standards.  In determining whether a particular investment is appropriate for a Plan, a fiduciary of a Plan must comply with rules adopted by the DOL, which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of a Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition to determine whether the Plan’s assets are suitably allocated within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations.  The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made.  If a fiduciary of a Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.  As a result: (1) neither the Investment Managers nor the Adviser will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities; and (2) transactions involving the assets and investments of the Fund will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require any Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services.  ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Prior to a Plan’s investment in the Fund, each fiduciary of the Plan that is responsible for the Plan’s investments (each a “Fiduciary”) may be required to execute a subscription agreement on behalf of the Plan and to personally represent that:

•
each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Internal Revenue Code or other comparable non-ERISA laws and such person is authorized to execute the subscription agreement on behalf of the Plan;

•
the decision to invest in the Fund was made by each Fiduciary independent of the Adviser and the Adviser’s affiliates, and each Fiduciary has not relied on any individualized advice or recommendation of the Adviser, or the Adviser’s affiliates, as a primary basis for the decision to invest in the Fund;

•	the investment of Plan assets in the Fund is consistent with the provisions of the Plan, the Plan’s investment guidelines, if any, and all other documents that govern the Plan’s investments;
•	each Fiduciary responsible for the Plan’s investments has executed the subscription agreement;
•	each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision;
•
the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws;

•	the purchase of the Shares by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and
•	unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

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The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion contained in this Prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings.  Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund

The Fund is a Delaware statutory trust and is governed by Delaware Statutory Trust Act, 12 Del. Code §§ 3801 et seq., as from time to time amended (the “Delaware Act”).  The Certificate of Trust to establish the Fund under the Delaware Act was filed with the Secretary of State of the State of Delaware on June 24, 2015.  On September 24, 2015, the Fund filed a Certificate of Amendment to Certificate of Trust to change its name from ABS Global Equity Long/Short Strategies RIC to ABS Long/Short Strategies Fund.  The Delaware Act provides a statutory framework for the powers, duties, rights and obligations of the Board and the shareholders.

Shares of Beneficial Interest

The Declaration of Trust authorized the issuance of an unlimited number of shares of beneficial interest, par value $.001 per share.  This Prospectus offers the Fund’s Institutional Shares and A Shares.  Currently, the Fund offers Founders’ Shares pursuant to a separate prospectus.  All distributions will be made ratably among the shareholders according to the number of Shares held of record.

Institutional Shares and A Shares will, when issued, be fully paid and non-assessable, and will not have preemptive rights or rights to elect Trustees based on cumulative voting.

The Trustees will have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of any class, to establish and designate and to change in any manner any initial or additional classes and to fix such preferences, voting powers, rights and privileges of class, to divide or combine any classes into a greater or lesser number, to classify or reclassify any issued Shares or any classes into one or more classes of Shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

No shareholder may be called upon for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

Shareholder Voting

Shareholders will have the power to vote only: (1) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (2) with respect to a services agreement to the extent required under the 1940 Act; (3) with respect to the termination of the Fund or a class thereof to the extent required by applicable law; and (4) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-Laws or any registration of the Fund as an investment company under the 1940 Act or as the Trustees may consider necessary from time to time.

On any matters submitted to a vote of the shareholders, all Shares of the Fund then entitled to vote will be voted in aggregate, except: (1) when required by applicable law, Shares will be voted by class; and (2) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes will be entitled to vote thereon.  A shareholder will be entitled to one vote for each Share on any matter on which such shareholder is entitled to vote.  A shareholder of a class will be entitled to a proportionate fractional vote for each fractional Share of such class thereof on any matter on which such shareholder is entitled to vote.

Unless a larger percentage is required by law or the Trustees, one-third (1/3) of the Shares entitled to vote in person or by proxy on a particular matter will be a quorum for the transaction of business at a shareholders’ meeting with respect to that matter.  Generally, except when a larger vote is required by law, a majority of the Shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present will decide any questions with respect to that matter and a plurality will elect a Trustee.

Election and Removal of Trustees

The Declaration of Trust provides that the Board may designate the number of Trustees and that Board vacancies may be filled by the remaining Trustees unless otherwise required under the 1940 Act.  A Trustee may be removed, with or without cause, at any time by written instrument, signed by a majority of the Trustees prior to such removal or at any meeting of the Fund’s shareholders by vote of the shareholders owning at least two-thirds (2/3) of the outstanding Shares of the Fund.

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Amendments to the Declaration of Trust and the By-Laws

Generally, the Trustees may, without shareholder vote, amend the Declaration of Trust.  Shareholders however, will have the right to vote on any amendment: (1) which would affect their right to vote granted in the Declaration of Trust (Section 6.1 of the Declaration of Trust); (2) to that section of the Declaration of Trust governing the initiation of amendments to the Declaration of Trust (Section 10.6 of the Declaration of Trust); (3) for which such vote is required by law; and (4) submitted to them by the Trustees.

Please refer to the Declaration of Trust and By-Laws for a more complete discussion of the provisions summarized above.

OTHER INFORMATION

Fiscal/Tax Year End

The Fund’s fiscal year end is the twelve (12) month period ending April 30.  The Fund’s tax year end is the twelve (12) month period ending September 30.

Independent Registered Public Accounting Firm

RSM US LLP, 1185 Avenue of the Americas, New York, New York 10036-2602 serves as the Fund’s independent registered public accounting firm.

Legal Counsel

Bernstein Shur Sawyer & Nelson, 100 Middle Street, Portland, Maine 04101, serves as legal counsel to the Fund as well as legal counsel to the Trustees who are not “interested persons” (as that term is defined under the 1940 Act) of the Fund.

Control Persons

A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  As of April 30, 2017, no shareholder owned greater than 25% of the voting securities of the Fund.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding as of April 30, 2017
Founders’ Shares	Unlimited	N/A	654,288.33
Institutional Shares	Unlimited	N/A	None
A Shares	Unlimited	N/A	None

Inquiries

Inquiries regarding the Fund and its Shares (including the procedures for purchasing Shares) should be directed to:

ABS Long/Short Strategies Fund
C/O UMB Fund Services, Inc.
235 West Galena Street, Milwaukee, Wisconsin 53212
(877) 499-9990
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PRIVACY POLICY

FACTS	WHAT DOES THE FUND AND ABS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Purchase history and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons ABS or the Fund choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund or ABS share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or as permitted by law	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (203) 618-3700

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Who we are
Who is providing this notice?	ABS Investment Management, LLC (“ABS”), the Investment Adviser for ABS Long/Short Strategies Fund (the “Fund”)

What we do
How does ABS and the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.
We limit access to your personal information to appropriate personnel with a business need for it.

How does ABS and the Fund collect my personal information?	We collect your personal information, for example, when you • Open an account or give us your contact information • Deposit money or provide account information • Send or receive a wire transfer
Why can’t I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • ABS Investment Management LLC nor the Fund have any affiliates with whom it shares.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • ABS Investment Management LLC nor the Fund share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you ABS Investment Management LLC nor the Fund jointly market.

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51

STATEMENT OF ADDITIONAL INFORMATION

June 1, 2017

ABS Long/Short Strategies Fund
Founders’ Shares
Institutional Shares
A Shares
C/O UMB Fund Services Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
(877) 499-9990 (toll-free)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Founders’ Shares Prospectus of the ABS Long/Short Strategies Fund (the “Fund”) dated June 1, 2017 (the “Founders’ Prospectus”) and the Fund’s Institutional Shares and A Shares Prospectus dated June 1, 2017 (the “Institutional Prospectus” and, together with the Founders’ Prospectus, the “Prospectus”). A copy of a Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

A-1

THE FUND

The Fund is a Delaware statutory trust (the “Fund”).  On June 24, 2015, the Fund filed a Certificate of Trust with the Secretary of State of the State of Delaware to create the Fund.  On September 25, 2015, the Fund filed a Certificate of Amendment to Certificate of Trust to change its name from ABS Global Equity Long/Short RIC to ABS Long/Short Strategies Fund.  Effective December 4, 2015, the Fund became registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund currently offers three classes: Founders’ Shares, Institutional Shares and A Shares (collectively, the “Shares”).  Each class is available for sale to Eligible Investors as that term is defined in the Prospectus. The Fund does not offer any other classes of shares of beneficial interest.

On December 31, 2015, simultaneous with the commencement of the Fund’s operations with respect to the Founders’ Shares (“Commencement of Operations”), the ABS (3)(C)(1) LP (the “Predecessor Fund”), was reorganized with and into Founders’ Share of the Fund.  The Predecessor Fund maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund share the same investment adviser, ABS Investment Management LLC (the “Adviser”) and portfolio managers. The Predecessor Fund’s audited financial statements for the fiscal periods ended December 31, 2015, December 31, 2014 and December 31, 2013 are included in Exhibit A. The Institutional Shares commenced operations on July 1, 2016. As of the date the Prospectus and SAI were to be issued, the A Shares had not commenced operations.

INVESTMENT POLICIES AND PRACTICES

The Fund operates as a “fund of hedge funds” and under normal circumstances invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  The Portfolio Funds are not registered under the 1940 Act and the Fund principally invests in Portfolio Funds organized outside of the U.S.

Unless otherwise specified, percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in the Fund’s net asset value (“NAV”) due to fluctuations in the value of the Fund's portfolio securities and the liquidation of portfolio securities to fulfill repurchase requests (which the Fund’s Board of Trustees (the “Board”) has, in its sole discretion, authorized) or to pay expenses.

Except for the Fund’s fundamental policies listed below, no other policy of the Fund, including its investment objective, is a fundamental policy of the Fund and may be changed by the Board without the vote of the Fund’s shareholders.  Shareholders will be provided notice of any such change prior to, or in connection with, the Fund’s next tender offer.

Unless otherwise specified in the Prospectus or this SAI, in applying the investment restrictions and other policies of the Fund set forth in the Prospectus and this SAI, the Fund will not “look through” to the investments and trading activities of the Portfolio Funds, which may not be managed in accordance with the Fund’s investment policies and restrictions.

(1)	Fundamental Policies

The Fund’s fundamental policies, listed below, may not be changed without the vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act.  Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of shareholders, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

The Fund:

(i)	May borrow money or issue any senior security, to the extent permitted under the 1940 Act, and, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(ii)	May not invest more than 25% of the value of its total assets in the securities of a single industry other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. For purposes of this investment restriction, the Portfolio Funds are not considered part of any industry and the Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

(iii)	May not act as underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter under the federal securities laws when disposing securities it owns or when selling its own shares.

(iv)	May not purchase or sell real estate, except that, to the extent permitted by applicable law the Fund may: (a) invest in securities (i) directly or indirectly secured by real estate or interests therein; (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies; or (iii) issued by Portfolio Funds that invest in real estate or interests therein; and (b) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

(v)	May not make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan. And except further that the Fund may lend its portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law.

(vi)	May not purchase or sell physical commodities and commodity contracts, except that the Fund may: (a) enter into futures contracts and options thereon in accordance with applicable law; and (b) purchase and sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency, and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy. For purposes of this investment restriction, the Fund will not be prohibited from investing in Portfolio Funds which, in turn, invest, in commodities and commodity contracts.

Under the current provisions of the 1940 Act, the Fund may not: (1) issue a class of senior securities that is indebtedness in excess of 33 1/3% of the value of the Fund’s total assets; and (2) issue a class of senior securities that is stock in excess of 50% of the value of the Fund’s total assets.

(2)	Portfolio Funds and Other Investments

As described in the Prospectus, the Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.

To achieve its investment objective, the Fund, under normal circumstances, invests its assets pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  The Fund cannot guarantee that it will achieve its investment objective or that the portfolio design and risk control strategies will be successful.

Additional information regarding the types of securities and financial instruments in which the Fund and the Portfolio Funds may invest are set forth below.

(i)	Equity Securities

A Portfolio Fund may invest in equity securities including common stocks, preferred stocks and convertible securities and warrants of U.S. and foreign issuers including equity securities of smaller companies.  The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Common Stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders are paid.  Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock.  Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated.  Preferred stock, however, is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Securities.  Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of non-convertible debt.  Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities.  By investing in convertible securities, the investor obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly.  In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted).

The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, a convertible security's conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than underlying stock since they have fixed income characteristics.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Smaller Capitalization Companies.  To the extent that a Portfolio Fund invests in the equity securities of smaller companies, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors make smaller companies more likely to fail than companies with larger market capitalizations.

(ii)	Fixed Income Securities

A Portfolio Fund may invest in fixed income securities of U.S. and foreign issuers including bonds, notes and debentures issued by U.S. and foreign corporations and governments, municipal securities, mortgage-related securities, asset-backed securities, zero-coupon securities and financial institution obligations.

Fixed income investors are subject to credit risk and interest rate risk.  Generally, when interest rates decline, the value of fixed rate securities rise and when interest rates rise, the value of fixed rate securities decline.  While changes in interest rates can cause the value of floating rate securities to fluctuate since the rates of these securities are adjusted periodically, the value of such securities are not as sensitive to interest rate fluctuations as are fixed rate securities.  Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities.  As a result, a Portfolio Fund’s investment in fixed income securities is subject to risk even if all such fixed income securities are paid in full at maturity.

A Portfolio Fund may invest in both investment grade and non-investment grade fixed income securities.  Investment grade fixed income securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by a Rating Agency, have been determined by the Portfolio Fund’s investment manager (an “Investment Manager”) to be of comparable quality.  Non-investment grade fixed income securities, including certain convertible debt securities, are considered by Rating Agencies to be predominantly speculative with respect to their issuer’s capacity to pay interest and/or repay principal. Non-investment grade securities in the lowest rating categories may be subject to a substantial risk of default or may be in default. Issuers of non-investment grade securities are generally more susceptible to adverse changes in the economic and business environment than issuers of investment grade securities.  Adverse publicity and negative investor perception of lower-rated securities, based on the issuer’s fundamentals or otherwise, may cause the values or liquidity of such securities to decrease.  In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Corporate Debt Obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations.  Commercial paper normally has a maturity of less than 9 months.

Government Securities.  U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by: (1) the full faith and credit of the United States (i.e., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); (2) the right of the issuer to borrow from the U.S. Treasury (i.e., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae securities); or (4) solely by the creditworthiness of the issuer (i.e., Federal Home Loan Mortgage Corporation securities).  Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.  There is no assurance that the U.S. Government will support securities not backed by its full faith and credit.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

A Portfolio Fund may invest in fixed income securities issued by the governments of foreign countries or by those countries’ political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank.

Municipal Securities.  The states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, or sanitation districts) issue municipal securities.  In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.  Municipal securities are generally classified as bonds, notes and leases.  Municipal securities may be zero-coupon securities.

General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer's general taxing power.  Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient.  Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues.  Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Municipal bonds may also be moral obligation bonds, which are normally issued by special purpose public authorities.  If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year.  They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.  Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.  Municipal leases generally take the form of a lease or an installment purchase or conditional sale contract.  Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Mortgage-Related Securities.  Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers.  Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans.  The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Portfolio Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types.  Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools.  In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates.  Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers.  Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security.  Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements.  Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties.  Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Zero-Coupon Securities.  Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Portfolio Fund (and thus an investor's) as the income accrues, even though payment has not been received.  The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream.  Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities.  The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security.  The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations.  Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations.  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an investor but may be subject to early withdrawal penalties which could reduce their value.  Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposits to third parties.

A Portfolio Fund that invests in foreign securities may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks.  Each of these instruments is U.S. dollar denominated.

(iii)	Derivatives

A Portfolio Fund may engage in transactions involving derivatives including options, futures and swaps.  Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index.  A Portfolio Fund may also engage in forward contracts, also derivatives, which are further discussed in “(iv) Foreign Currency Transactions,” below.  A Portfolio Fund may also acquire rights/warrants issued in connection with preferred stock or bonds that it may hold.

Derivatives may be volatile and involve a variety of types and degrees of risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small derivative position could have a large potential impact on a Portfolio Fund’s performance.  Change in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.  If a Portfolio Fund invests in derivatives at an inopportune time or its Investment Manager judges market conditions or the value of the instruments underlying the securities incorrectly, such an investment may lower the Portfolio Fund’s return or result in a loss. A Portfolio Fund exposed to derivatives may also experience losses if its derivatives are poorly correlated with its other investments, or if the Portfolio Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Futures.  A Portfolio Fund may enter into futures contracts.  A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make delivery of cash, an underlying security or a currency, as called for in the contract, at a specified date and at an agreed-upon price.  A bond or stock index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck.

Futures transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly between counterparties.  Exchange traded futures contracts are standardized and the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on exchange traded futures contracts is the creditworthiness of the exchange.  Such futures contracts, however, are still subject to market risk (i.e., exposure to adverse price changes). With respect to over-the-counter and negotiated contracts, a Portfolio Fund will bear the risk that the counterparty will be unable or unwilling to perform its obligations under the contract.

Initially, when purchasing or selling futures contracts, a Portfolio Fund will be required to deposit with its custodian, in the broker's name, or with the broker directly, an amount of cash or cash equivalents. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to a Portfolio Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Portfolio Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.  Generally, futures contracts are closed out prior to the expiration date of the contracts.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund to substantial losses. If it is not possible, or a Portfolio Fund determines not to close a futures position in anticipation of adverse price movements, the Portfolio Fund will be required to make daily cash payments of variation margin.

The value of a futures contract tends to increase and decrease consistent with the fluctuation in value of the asset underlying the contract.  Generally, the purchase of a futures contract will increase a Portfolio Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying security.

Options.  A Portfolio Fund may purchase call and put options, and may write and sell covered or uncovered call and put options on specific securities, on indices, on currencies or on futures.  Options transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly between counterparties.  Exchange traded options contracts are standardized and the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on exchange traded options contracts is the creditworthiness of the exchange.  Such options contracts, however, are still subject to market risk (i.e., exposure to adverse price changes). With respect to over-the-counter and negotiated contracts, a Portfolio Fund will bear the risk that the counterparty will be unable or unwilling to perform its obligations under the contract.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to a possible loss of the opportunity to realize appreciation in the market price of the underlying security or to a possible loss due to the continued holding of a security that might otherwise have been sold to protect against its price depreciation. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by a Portfolio Fund may not be covered.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Fund would ordinarily effect a similar “closing sale transaction”, which involves liquidating a position by selling the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.

The successful use of options by a Portfolio Fund will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Rights and Warrants.  Warrants are instruments, typically issued with preferred stock or bonds that permit, but do not obligate, the holder to purchase securities at a specified price, usually during a specified period of time.  Rights are similar to warrants but normally have a shorter duration and are offered or distributed to shareholders of a company.  Warrants and rights have no voting rights with respect to securities they entitle the holder to purchase, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for their resale and potential price fluctuations as a result of speculation or other factors.  If the underlying security does not rise above the conversion price of the right or warrant, the right or warrant may expire worthless.  A warrant becomes worthless if it is not exercised within the specified time period.

Swap Agreements. A Portfolio Fund may enter into swap agreements including credit default, currency rate, equity index, interest rate, and total return swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  Swap agreements are individually negotiated and structured to create exposure to a variety of different types of investments or market factors.  For example, swap agreements may be structured to increase or decrease a Portfolio Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities or inflation rates.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return.

These transactions generally do not involve the delivery of securities or other underlying assets or principal.  Most swap agreements entered into by a Portfolio Fund will require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund’s s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Therefore, the risk of loss with respect to swaps is thus limited to the net amount of payments that a Portfolio Fund is contractually obligated to make. If the counterparty to a swap defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Portfolio Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Fund's investments and its share price and yield. Additionally, whether a Portfolio Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Manager's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid.  The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Portfolio Fund. If a swap agreement calls for payments by a Portfolio Fund, the Portfolio Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Portfolio Fund.  A Portfolio Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

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Interest Rate Swaps.  Interest rate swaps involve the agreement by one party to make regular payments equal to a floating rate of interest times a “notional principal amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in return for payments from the counterparty equal to a fixed rate times the same amount, for a specific period of time.  Payments may be made in the same or different currencies.

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Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Equity Index Swaps. Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A party may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

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Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If an Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the Portfolio Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

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Credit Default Swaps.  The buyer of a credit default swap makes periodic premium payments to the seller during the swap term in exchange for the seller agreeing to make certain defined payments to the buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.  If a Portfolio Fund is a buyer and no credit event occurs, the Portfolio Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, a Portfolio Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the underlying security whose value may have significantly decreased. As a seller, a Portfolio Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio Fund would be subject to investment exposure on the notional amount of the swap. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Credit default swap agreements may involve greater risks than if a Portfolio Fund had invested in the underlying obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

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Total Return Swaps.  A total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based fixed or floating rate plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

(iv)	Foreign Currency Transactions

A Portfolio Fund may conduct foreign currency transactions.  Foreign currency transactions include purchasing and selling foreign currencies on a spot (i.e. cash) basis, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency Contracts” and “Foreign Currency Futures Contracts” below), and purchasing and selling options on foreign currencies (see “Foreign Currency Options” below). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (1) a decline in the value of a foreign currency in which a security to be sold is denominated; or (2) an increase in the value of a foreign currency in which a security to be purchased is denominated.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities that a Portfolio Fund owns or intends to purchase or sell. They simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

The cost of currency conversions also may affect a Portfolio Fund’s investment returns.  Although a fee is not charged to convert one currency into another, foreign exchange dealers do profit on the spread between the currencies purchased and sold.  A dealer may agree to sell a foreign currency at one rate and offer a lesser rate of exchange to repurchase the same currency from a Portfolio Fund.

Forward Foreign Currency Contracts.  A forward foreign currency contract or forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Forward contracts are considered to be derivatives.

A Portfolio Fund may enter into forward contracts to "lock in" the U.S. dollar value of securities/financial interests it has agreed to buy or sell for the period between the trade date and the settlement date.  A Portfolio Fund may also enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar.  In this case, the forward contract would approximate all or a portion of the securities/financial interests of the Portfolio Fund denominated in that currency.

The precise matching of forward contract amounts and the value of the securities/financial interests involved is generally not possible since the future value of such securities in foreign currencies will change between the date of the contract and the contract’s maturity.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  At the maturity of a forward contract, a Portfolio Fund may either sell portfolio securities/financial interests and make delivery of the foreign currency, or it may retain the portfolio securities/interest and terminate its obligation to deliver the currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of portfolio securities/financial interests at the expiration of a forward contract, it may be necessary for a Portfolio Fund to purchase additional currency on the spot market (and bear the expense of such transaction) if the market value of the securities/financial interests is less than the amount of foreign currency the Portfolio Fund is required to deliver and a decision is made to sell the securities/interests and deliver the currency.  Conversely, it may be necessary to sell on the spot market some of the currency realized from the sale of portfolio securities/interests if the market value thereof exceeds the value of currency obligated to be delivered.  If a Portfolio Fund determines to maintain the portfolio securities/interests and enter into an offsetting forward contract to close out its currency delivery obligations, it will incur a gain or loss if there is movement in the forward contract prices.  If an offsetting transaction is taken, a Portfolio Fund will enter into a forward contract to sell the foreign currency.  If forward prices decline between the date of the original forward contract and the offsetting contract, a gain will be realized if the price of currency it has agreed to sell is higher than the price of the currency it has agreed to purchase.  If forward prices increase, a loss will be incurred if the price of the currency agreed to be purchased is higher than the price of the currency agreed to be sold.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

Foreign Currency Futures Contracts.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on U.S. exchanges.

At the maturity of a currency futures contract, a Portfolio Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

See generally, “Derivatives” and “Derivatives - Futures” above.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (“OTC options”), although options on foreign currencies may also be listed on several exchanges.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, a Portfolio Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Portfolio Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

See generally, “Derivatives” and “Derivatives - Options” above.

(v)	Foreign Securities

While a Portfolio Fund in which the Fund invests may be organized and principally traded outside of the U.S., interests therein are valued in U.S. dollars.

A Portfolio Fund may invest in securities issued or guaranteed by foreign companies or foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank.  Foreign securities are normally denominated and traded in foreign currencies. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio Fund at one rate, while offering a lesser rate of exchange should the Portfolio Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions” above.

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Portfolio Fund’s shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S. and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by a Portfolio Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Portfolio Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Portfolio Fund’s income has been earned and computed in U.S. dollars may require the Portfolio Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Portfolio Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

A Portfolio Fund may purchase foreign bank obligations.  In addition to the risks described above that are generally applicable to foreign investments, the investments that a Portfolio Fund may make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect  adversely the payment of principal and interest on the securities held by the Portfolio Fund.

Depositary Receipts.  American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary) although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

(vi)	Illiquid Securities

A Portfolio Fund may invest in illiquid investments.  Illiquid investments are investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio Fund has valued the investment and include, among other instruments, repurchase agreements not entitling the Portfolio Fund to payment of principal within seven days.  Illiquid securities include restricted securities.  Restricted securities are any securities which are subject to restriction on resale under federal securities law.  Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio Fund.

Illiquid investments may be more difficult to value than liquid investments.  The valuation of illiquid investments involves estimates, uncertainties and judgments, and if such valuations are inaccurate or delayed, the NAV of a Portfolio Fund, and consequently the Fund, may be overstated or understated.  The sale of illiquid investments generally may require more time and may result in higher selling expenses than the sale of liquid investments.  A Portfolio Fund might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying liquidation requests.

The Fund’s investments in the Portfolio Funds are themselves illiquid and are subject to substantial restrictions on transfer.  Moreover, the Fund will typically only be able to liquidate its interests in Portfolio Funds at certain times which may restrict the Fund’s ability to redeem its investment to limit losses thereon.

Side Pockets.  A Portfolio Fund may hold illiquid investments, the market values of which are not readily ascertainable in one or more specially-designated accounts (“Side Pockets”).  An investor, including the Fund, in a Portfolio Fund which holds investments in Side Pockets is generally not able to redeem the portion of its interest in the Portfolio Fund that is attributable to the Side Pocket.  Because subscriptions and redemptions of the Fund are based on the Fund’s NAV any such overstatement or understatement may adversely affect incoming or redeeming shareholders or remaining shareholders. The Board has adopted policies governing the Fund’s participation in side pocket investments.

(vii)	Lending Portfolio Securities

A Portfolio Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. A Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Portfolio Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. A Portfolio Fund typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially.  In addition, a Portfolio Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

(viii)	Borrowing

The Fund may enter into a credit facility with a third-party lender to facilitate borrowing.  The Fund may utilize credit facilities for: (i) satisfying periodic offers to repurchase Fund Shares when and if authorized by the Board; (ii) paying fees and expenses; and (iii) making investments in anticipation of the receipt of subscription funds.  Although the Fund does not anticipate using borrowings for other purposes, the Fund reserves the right in the future to utilize credit facilities for other purposes it may deem appropriate.

The Portfolio Funds may also borrow for similar and other non-leverage purposes.

(ix)	Leverage

The Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy equity and fixed income securities), selling short equity and fixed income securities, using derivatives and participating in other forms of direct or indirect borrowings.

Generally, leverage creates the risk of magnified capital.  Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Shares or a Portfolio Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund or a Portfolio Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged.  Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s or Portfolio Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s or a Portfolio Fund’s investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund or the Portfolio Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

(x)	Money Market Instruments/Funds

The Fund may hold cash or cash equivalents to satisfy Fund expenses and to implement a temporary defensive position.  A Portfolio Fund may also invest in cash or cash equivalents.  Cash equivalents include money market instruments which are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and reverse repurchase agreements entered into with banks or broker-dealers.

See “Fixed Income Securities – Financial Institution Obligations” and “Reverse Repurchase Agreements” below.

(xi)	Repurchase Agreements

A repurchase agreement involves a Portfolio Fund’s purchase of securities from a bank or securities dealer that agrees to repurchase the securities at a higher price on a designed future date.  If the seller of the securities becomes insolvent or otherwise fails to repurchase the securities, the Fund or Portfolio Fund, as applicable, has the right to sell the securities.  This right may be restricted or the value of securities may decline before the securities can be liquidated.  In the event of the commencement of bankruptcy or insolvency proceedings against the seller prior to the expiration of the agreement, the Portfolio Fund might encounter a delay and incur costs, including a decline in the value of securities, before being able to sell securities.  The Fund has adopted policies to limit the risks associated with the participation in repurchase agreements.

(xii)	Reverse Repurchase Agreements

A reverse repurchase agreement involves a Portfolio Fund’s sale of securities to a bank or securities dealer and an agreement by the Fund or Portfolio Fund to repurchase the securities at a fixed price on a specific date.  These transactions involve the risk that the counterparty will be unable or unwilling to complete the transaction as scheduled which may causes losses to a Portfolio Fund.  Reverse repurchase agreements are a form of leverage which may cause an increase in the volatility of a Portfolio Fund’s portfolio.

(xiii)	Short Selling

A Portfolio Fund may engage in short selling.  A Portfolio Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned, by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales.

(xiv)	When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when a Portfolio Fund enters into the commitment, but the Portfolio Fund does not make payment until it receives delivery from the counterparty. After a Portfolio Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose a Portfolio Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund is fully or almost fully invested increases such Portfolio Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

(xv)	Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents.  See “Fixed Income Securities – Financial Institution Obligations” and “Money Market Instruments/Funds” and “Repurchase Agreements” above.

The Fund may invest in cash equivalents at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

(1)	Repurchase Offers

The Fund may from time to time offer to repurchase Shares pursuant to written repurchase offers. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus.

The Board convenes quarterly to consider whether or not to authorize a repurchase offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a Valuation Date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter) (a “Valuation Date”).

Unless the Board determines that a repurchase offer should be funded by borrowings rather than a liquidation of the Fund’s interests in Portfolio Funds and elects to commence the repurchase offer at a time closer to the Valuation Date, the Fund shall commence the repurchase offer and provide the Notice to each shareholder at least seventy-five (75) days prior to the Valuation Date set forth in the repurchase offer.  Generally, shareholders must provide a written tender request as to their intention to tender all or a portion of their Shares at least forty-five (45) days prior to the Valuation Date.

The Board will cause the Fund to make offers to repurchase Shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such a tender offer. If a repurchase offer is oversubscribed, the Fund generally will only be obligated to repurchase a pro-rata portion of the Shares tendered by each shareholder.

The Fund’s assets consist primarily of interests in the Portfolio Funds. Generally, in order to finance the repurchase of Shares pursuant to repurchase offers, the Fund may liquidate all or a portion of its interest in one or more Portfolio Funds.  The Fund may also use available cash to fund a repurchase offer.  Because interests in a Portfolio Fund are generally not transferable, the Fund may withdraw a portion of its interest in a Portfolio Fund only pursuant to the redemption terms of that Portfolio Fund, which may include a redemption gate. To the extent that redemptions from a Portfolio Fund exceed a gate, the amount of the Portfolio Fund’s interests which the Fund may liquidate, will be reduced on a pro rata basis with other investors in the Portfolio Fund and the Fund’s offer to repurchase its interests may be correspondingly reduced. The Fund may also borrow money in order to finance the repurchase of Shares.

(2)	Mandatory Redemptions

As noted in the Prospectus, the Fund has the right to repurchase Shares of a shareholder or any person acquiring Shares from or through a shareholder under certain circumstances. Such mandatory repurchases may be made if:

•
The Shares have been transferred in violation of the Declaration of Trust or the Shares have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder;

•
Ownership of the Shares by a shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
Continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund, the Board or the investment adviser or any of their affiliated persons, or may subject the Fund or any of the shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	Any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•
With respect to a shareholder subject to special regulatory or compliance requirements, such as those imposed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such shareholder continuing to hold Shares; or

•	It would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

(3)	Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in its sole discretion.  A Share (or portion of a Share) held by a shareholder may be transferred only (1) by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder or (2) under certain limited circumstances, with the written consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a Share (or portion of a Share) unless the following conditions are met: (1) the transferring shareholder has been a shareholder for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Share (or portion of the Share); and (3) the transfer is one in which the tax basis of the Share in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring shareholder (e.g., certain transfers to affiliates). Notice to the Fund of any proposed transfer of an interest must include evidence satisfactory to the Board that the proposed transferee satisfies the eligibility requirements to invest in the Fund as described in the Prospectus (an “Eligible Investor”).

Any transferee that is an Eligible Investor and that acquires Shares in the Fund by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetency, or dissolution of a shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired and to transfer such Shares in accordance with the terms of the Declaration of Trust but will not be entitled to the other rights of a shareholder unless and until such transferee becomes a substituted shareholder as provided in the Declaration of Trust. If a shareholder transfers Shares with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee as a shareholder. Each shareholder and transferee is required to pay all expenses, including attorneys’ and independent registered public accounting firm’s fees, incurred by the Fund in connection with such transfer. If a transferee is not an Eligible Investor, the Fund reserves the right to redeem its Shares. Any transfer of Shares in violation of the Declaration of Trust will not be permitted and will be void.

The Declaration of Trust provides, in part, that each shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such shareholder in violation of these provisions or any misrepresentation made by such shareholder in connection with any such transfer.

BOARD OF TRUSTEES

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s businesses. The Board exercises the same powers, authority and responsibilities on behalf of the Fund, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Trustees are not required to invest in the Fund. A majority of the Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (each an “Independent Trustee”).  The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below.  The first table lists the Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”). The address for all Trustees is 235 West Galena Street, Milwaukee, Wisconsin 53212.

(1)	Trustees

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee(1):
Laurence K. Russian Born: 1970	Trustee; Chief Executive Officer; President	Since 2015	Managing Member and Portfolio Manager, ABS Investment Management LLC since 2002.	1	None
Independent Trustees:
Bruce Beaty Born: 1958	Trustee Member, Audit, Nominating, Qualified Legal Compliance and Valuation Committee	Since 2015	President and Chief Executive Officer, Blue Ridge Real Estate Company and Big Boulder Corporation (real estate development and hospitality operations) since August 2011, Chairman of the Board of Directors since 2014 and a Director of each of the companies since 2006.	1	2
Richard Latto Born: 1963	Trustee Member, Audit, Nominating, Qualified Legal Compliance and Valuation Committee	Since 2015	Managing Member, Spray Rock Capital (investment firm) since 2016, Portfolio Manager, Taylor Woods Capital (investment firm) 2015-2016; Managing Director, Longroad Asset Management (asset management firm) from 2001-2015.	1	None

(1)	Mr. Russian is an Interested Trustee because of his affiliation with the Adviser.
(2)
Each Trustee serves until retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees or by vote of a majority of the shareholders, at a meeting holding at least two-thirds (2/3) of outstanding Shares.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

Interested Trustee.

•
Laurence K. Russian.  Mr. Russian’s experience includes over twenty years in the financial services industry.  Mr. Russian currently serves as the Fund’s Chief Executive Officer and President and has served as a managing member and portfolio manager for the Adviser since September 2002.  Prior to the Adviser, Mr. Russian was a Director for the Alternative Investments Group of Credit Suisse Asset Management (“CSAM”) where he assisted in the co-management of the group’s various hedge fund-of-funds products as well as a senior Hedge Fund Analyst participating in the selection of hedge funds investments.  Mr. Russian joined CSAM in 1998 as a result of Credit Suisse Group’s acquisition of Banco de Investimentos Garantia, S.A., the Brazilian investment bank (“Garantia”).  Mr. Russian joined Garantia, Inc. (New York) in 1994 to help set up Alternative Asset Management business for Garantia.  In the process, Mr. Russian developed systematic methods to evaluate fund managers in alternative investment strategies.  Mr. Russian also oversaw the accounting and operational procedures of the Garantia portfolio.  These roles provide Mr. Russian with a strong understanding of management, investment and financial reporting matters and investment company operations.

Independent Trustees.

•
Bruce Beaty. Mr. Beaty’s experience includes over 30 years in the financial services industry.  Mr. Beaty has served as the President and Chief Executive Officer of Blue Ridge Real Estate Company and Big Boulder Corporation (real estate development and hospitality operations) since August 2011, Chairman of the Board of Directors since 2014 and as a Director of each of the companies since 2006.  Mr. Beaty has served as the Managing Partner of Asterion Capital LLC, an investment management firm based in Stamford, Connecticut since he founded the company in February 2004. Mr. Beaty was the Vice President of Hanseatic Corporation (private equity firm) from September 2000 to June 2005, and from February 1991 to August 2000, was a Managing Director of Scudder, Stevens & Clark (investment manager of registered investment companies). These roles provide Mr. Beaty with a strong understanding of management, investment and financial reporting matters and investment company operations.

•
Richard L. Latto.  Mr. Latto’s experience includes over 30 years in the financial services industry.  Mr. Latto is currently the Managing Member of Spray Rock Capital, an investment firm.  Prior to starting at Spray Rock Capital in 2016, Mr. Latto was a Portfolio Manager at Taylor Woods Capital, an investment firm focused on investing in complex situations in the commodity, cyclical and industrial sectors.   Prior to starting at Taylor Woods in 2015, Mr. Latto was a Managing Director of Longroad Asset Management, a private equity firm, where he led the investment strategy and key negotiations for structuring transactions as well as financing for all portfolio companies.  Prior to joining Longroad Asset Management in 2001, Mr. Latto was a Senior Vice President and part of the senior management team at IPC Communications, Inc./IXNet, Inc., a financial service telecom company. Previously, he founded Dune Asset Management, L.P.  Prior thereto, he served as Vice President at Goldman Sachs in their energy division.  From 1990 to 1993 he was a Vice President of Amerada Hess Corporation (an oil/energy company), and from 1984 to 1990 served as a Vice President of Drexel Burnham Lambert, Inc.  Mr. Latto received a B.A. from the University of Pennsylvania.  Currently, Mr. Latto serves on the board of HOP Energy Holdings, Inc., LR Energy Inc., and Chairman of the Board of Greenwich Associates (advisory services firm). These roles provide Mr. Latto with a strong understanding of management and board operations.  Mr. Latto’s management and board operations experience, coupled with his longstanding career in the financial services industry, compliment the experience of the other Board members.

(2)	Principal Officers who are Not Trustees

The business address of each officer is 235 West Galena Street, Milwaukee, Wisconsin 53212.

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
David J. Finn Born: 1973	Treasurer and Principal Financial Officer; Chief Compliance Officer and Anti-Money Laundering Officer; Secretary	Since 2015	Chief Financial Officer and Chief Compliance Officer, ABS Investment Management LLC since 2003.

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Each Independent Trustee serves as a director to the following three Cayman-organized funds managed by the Adviser:  ABS Offshore SPC, ABS Opportunities Ltd. and ABS Alpha Ltd.  Other than each Independent Trustee’s service as director to each of these funds, no Independent Trustee currently holds or during the past two calendar years has held any positions with the Adviser, distributor, or any affiliates of the Fund, the Fund’s principal underwriter (the “Distributor”) or the Adviser.  In addition, other than as disclosed above, during the past two calendar years, none of the Independent Trustees has held a position with the Fund or any other fund or hedge fund advised by the Adviser or any of its affiliates or for which the Distributor or its affiliates served as principal underwriter.

To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 66.6% of the Trustees are Independent Trustees.

(3)	Trustee Ownership in the Fund and Family of Investment Companies

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustee:
Laurence K. Russian	Over $100,000	Over $100,000
Independent Trustees:
Bruce Beaty	None	None
Richard L. Latto	None	None

(1)	The information contained in this table is as of December 31, 2016.

As of December 31, 2016, no Independent Trustee (or his or her immediate family members) owned any class of securities of the Adviser, the Distributor or their affiliates.

(4)	Trustees Compensation

Set forth below is the annual compensation to be paid to the Independent Trustees by the Fund on an aggregate basis.  The Independent Trustees set their level of compensation, which may be subject to change from time to time. No Interested Trustee or officer receives compensation from the Fund although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed.

Name	Position(s) Held with Company	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee(1)
Bruce Beaty	Trustee	$5,000	$0	$0	$5,000
Richard Latto	Trustee	$5,000	$0	$0	$5,000

(1) Estimated for the fiscal year ended April 30, 2017.

(5)	Committees of the Board of Trustees

The Board has formed an Audit Committee composed of the Independent Trustees. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and the Board.  The Audit Committee has met two times during the year ended April 30, 2017.

The Board has formed a Nominating Committee composed of the Independent Trustees. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. Currently, the Nominating Committee does not consider nominees recommended by shareholders.  The Nominating Committee did not have a reason to meet during the year ended April 30, 2017.

The Board has formed a Valuation Committee composed of the Independent Trustees.  The Valuation Committee is responsible for: (i) periodically reviewing the Trust’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the Board simultaneously).  The Valuation Committee has met four times during the year ended April 30, 2017.

The Board has formed a Qualified Legal Compliance Committee composed of the Independent Trustees. The Qualified Legal Compliance Committee is responsible for evaluating and recommending resolutions to reports from attorneys servicing the Fund regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Fund or an employee or agent of the Fund.  The Qualified Legal Compliance Committee did not have a reason to meet during the year ended April 30, 2017.

(6)	Overview of Risk Management

The Board is currently comprised of 3 Trustees.  Laurence K. Russian, the Chairman of the Board, is an Interested Trustee of the Fund and the other Trustees are Independent Trustees.  The Independent Trustees have designated Bruce Beaty as the Lead Independent Trustee.  The Lead Independent Trustee chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees.

The Board plays an active role in the risk oversight of the Fund. The Trustees meet on a quarterly basis.  Trustees also participate in special meetings and conference calls as needed.  Legal counsel to the Fund provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to Fund:

•	Fund Performance/Portfolio Manager’s Commentary
•	Code of Ethics review
•	NAV Errors, if any
•	Distributor Compliance Reports
•	Timeliness of SEC Filings
•	Dividends and other Distributions
•	Administrator and CCO Compliance Reports
•	Fair Valuation Reports

The Audit Committee meets at least annually with the Fund’s management and independent public accountants and considers reports provided by management and the independent public accountants regarding the Fund’s audited financial statements, the Fund's accounting policies and the Fund’s internal controls over financial reporting.  The Valuation Committee meets quarterly to review the Adviser’s fair valuation of the Fund’s interests in the Portfolio Funds based on reports and information presented by the Adviser.  The Committees report directly to the Board.  The Nominating and Qualified Legal Compliance Committees meet as needed.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics.  In addition, the Board has engaged on behalf of the Trust a Chief Compliance Officer (“CCO”) who is responsible for overseeing the implementation of the Fund’s compliance program and for evaluating the effectiveness of the compliance programs of the Fund, the Adviser, and the Fund’s administrator (and sub-administrator), distributor, fund accountant and transfer agent. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and annually the CCO provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Fund and its investment advisers, administrator, distributor, fund accountant and transfer agent. Periodically the CCO provides reports to the Board that, among other things:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Fund personnel monitor and evaluate risks;
•	Assess the quality and implementation of the risk management procedures of the Fund and certain service providers; and

•	Discuss economic, industry, and regulatory developments, and recommend changes to the Fund’s compliance program as necessary to meet new regulations or industry developments.

On an annual basis, the Board conducts an assessment of the Board’s and the Trustees' individual effectiveness in overseeing the Fund.  Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Fund or any of its service providers.  Based on the qualifications of each of the Fund’s Trustees, the risk management practices adopted by the Board and the committee structure adopted by the Board, and the size of the Board and the Fund, the Board believes that its leadership is appropriate.

(7)	Control Persons and Principal Holders of Securities

A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. A principal shareholder is any shareholder who owns of record or beneficially 5% or more of the outstanding Shares of a class of the Fund. As of April 30, 2017, the following are the only persons known by the Trust to have more than 5% of the outstanding shares of a class of the Fund: Local Union 513 Annuity Plan, 3449 Hollenberg Dr, Bridgeton MO 63044 owned 12.21% of the Founders' Shares (owner of record, not beneficial owner). Welfare Fund of Engineers Local 513, 3449 Hollenberg Dr, Bridgeton MO 63044 owned 6.11% of the Founders' Shares (owner of record, not beneficial owner).

As of April 30, 2017, officers of the Fund, as a group, may be deemed to indirectly own, through their ownership interests in the Adviser and the Adviser’s 401(k) plan, less than 1% of the Fund.

INVESTMENT ADVISORY SERVICES

Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner reasonably consistent with the investment objective and policies of the Fund.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a fee at an annual rate equal to 1.00%, payable monthly based on the Fund’s month end NAV.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Founders’ Shares, Institutional Shares and A Shares to 1.10%, 1.35% and 2.10%, respectively (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for such class in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. These arrangements will continue until August 30, 2019 and may be terminated or extended by the Board at any time.  No such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

The Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Advisory Agreement; (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, the Adviser is not subject to any liability to the Fund or any shareholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation.

Since the commencement of operations on January 4, 2016 through April 30, 2016, the Fund has paid no advisory fees to the Adviser since all fees have been waived under the expense limitation agreement. For the period January 4, 2016 (commencement of operations) through April 30, 2016, the Adviser waived management fees totaling $174,227 and reimbursed other expenses of the Fund totaling $34,985.

ADMINISTRATOR, FUND ACCOUNTANT AND COMPLIANCE SERVICES

UMB Fund Services, Inc. (“UMB”), 235 West Galena Street, Milwaukee, Wisconsin 53212, provides administrative, compliance and fund accounting services (collectively, the “Services”) to the Fund (the “Services Agreement”).

These services include, but are not limited to: (1) coordinating Board activities; (2) preparing quarterly, semi-annual and annual financial statements; (3) assisting the Adviser in monitoring compliance with the Fund’s investment restrictions and the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (4) preparing annual expense budgets, coordinating expense payments, and establishing expense accruals; (5) assisting in the preparation of or preparing, as applicable, the Fund’s regulatory filings and submitting such filings to the applicable regulator; (6) computing class NAVs; and (7) preparing tax work schedules for excise tax and tax provision purposes and calculating dividend and capital gain distributions for review and approval by the Fund’s officers and its independent accountants.

Pursuant to an administration and fund accounting agreement between the Fund and UMB Fund Services, Inc., the Fund pays UMB: (1) an asset based fee for fund accounting services, subject to an annual minimum fee; (2) an asset based fee for specified administration and compliance services, subject to an annual minimums fee; and (3) certain out of pocket and account expenses.

Since the commencement of operations on January 4, 2016 through April 30, 2016, the Fund paid $22,999 in administration and accounting fees to UMB.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the Fund’s principal underwriter pursuant to a Distribution Agreement.  Pursuant to the Distribution Agreement, the Distributor shall use commercially reasonable efforts to distribute the Fund’s Shares.  Under the Distribution Agreement, the Distributor shall use its best efforts to effect sales of the Fund’s Shares but is not obligated to sell any certain number of Shares.  The Distribution Agreement does not obligate the Distributor to buy any Fund Shares and the Distributor does not intend to make a market in the Fund’s Shares.  There is no sales charge for purchases of Founders’ Shares or Institutional Shares.  There is a sales charge of up to 5.00% on purchases of A Shares.

Under the Fund’s Distribution Agreement, the Distributor is also responsible for reviewing the Fund’s proposed advertising and sales literature for compliance with applicable laws and regulations, and for filing with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations.  Under the Distribution Agreement, the Distributor shall, at the request of the Fund, enter into agreements with Financial Institutions in order that such Financial Institutions may sell the Fund’s Shares.  For these services, the Adviser pays the Distributor, pursuant to a Distribution Services Agreement between the Distributor and the Adviser, an annual asset based fee, payable monthly based on the Fund’s month end NAV (subject to a minimum annual fee), plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services.

The Distributor has agreed to waive fees and expense reimbursements payable to it under the Distribution Services Agreement to the extent that the payment of any such fees and expenses would cause total compensation payable to the Distributor under the Distribution Services Agreement to exceed 2.5% of the gross offering proceeds (the “Waiver”).  The Waiver remains in effect until the Distributor’s resignation or termination as the Fund’s principal underwriter unless amended prior to that time at the written request of the Trust and the Adviser in order to ensure continued compliance with underwriting compensation limitations applicable to closed-end investment companies.

CUSTODIAN AND ESCROW AGENT

UMB Bank, N.A., 928 Grand Boulevard. Kansas City, Missouri 64106, is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies).

The Portfolio Funds custody their assets with unaffiliated qualified custodians such as banks. These Portfolio Funds disseminate audited financial statements to investors at least annually.

UMB Bank, N.A., also serves as escrow agent (in such capacity, the “Escrow Agent”) with respect to subscription monies received from prospective investors in advance of dates when shares may be subscribed for and monies may be transmitted to the Fund, as well as with respect to monies received from the Fund in advance of dates when shares may be tendered to the Fund and monies may be transmitted to the tendering shareholders.  Amounts received from prospective investors in the Fund (in the case of subscriptions) and amounts received from the Fund (in the case of tender offers) will be held in an escrow account pending the transmission to the Fund or tendering shareholders, as the case may be.  Any interest earned on the account will be paid to the Fund.  If an investor’s subscription is not accepted, the Escrow Agent will return the subscription monies to such investor.  Fees and expenses of the Custodian and Escrow Agent are paid by the Fund.

PORTFOLIO MANAGERS

Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio.

(1)	Other Accounts Managed by the Portfolio Managers

The table below identifies, the number of accounts managed (excluding the Fund) by the Portfolio Managers and the total assets in such accounts, within each of the following categories: other pooled investment vehicles and other accounts.  The Portfolio Managers do not manage any other registered investment companies. Information in the table is shown as of April 30, 2017. Asset amounts are approximate and have been rounded.

Team Member	Pooled Investment Vehicles				Other Accounts
	Number (Total)	Market Value Total	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee(1)	Number (Total)	Market Value (Total)	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee (1)
L. Russian	8	$3.27b	7	$3.25b	4	$.96b	2	$.57b
G. Valle	8	$3.27b	7	$3.25b	4	$.96b	2	$.57b
A. DeCoster	8	$3.27b	7	$3.25b	4	$.96b	2	$.57b

(1)	These columns represent the number and market value of Pooled Investment Vehicles and Other Accounts that pay the Adviser a performance-based fee.

(2)	Compensation

The Portfolio Managers are Managing Members and equity owners of the Adviser.  Their compensation consists of a fixed salary, bonus compensation and their respective share of the Adviser’s earnings.  Each year, a bonus pool is established based on the net income of the Adviser and calculated pursuant to pre-set formula.  The bonus pool is then allocated to Adviser personnel by the Managing Members.  Participation in the bonus pool is at the discretion of the Managing Members and is based on subjective factors determined by the Managing Members in their sole discretion.

(3)	Ownership of Shares

As of April 30, 2017, each Portfolio Manager owned Shares as summarized in the following table:

Investment Team Member	Dollar Range of Beneficial Ownership in Fund (1)
L. Russian	$100,001-$500,000
G. Valle	$100,001-$500,000
A. DeCoster	$500,001-$1,000,000

(1)
No Portfolio Manager beneficially owned Shares directly. Rather, each Portfolio Manager may be deemed to indirectly beneficially own Shares through their respective ownership interests in the Adviser and the Adviser's 401(k) plan.

(4)	Potential Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the team member is responsible, on the other. For example, the management of multiple accounts may result in a team member devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a team member spends on a single portfolio, it does periodically assess whether a team member has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for a team member to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

The Adviser has adopted and implemented policies and procedures, including trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

PORTFOLIO TRANSACTIONS

In most instances, the Fund will purchase securities of a Portfolio Fund directly from the Portfolio Fund.  Certain Portfolio Funds may, however, assess withdrawal penalties on liquidations of interests.  These transactions are generally not subject to other transaction expenses.  The Fund does not pay commissions or discounts upon the purchase of money market instruments which are acquired directly from the issuer.

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors but is not expected to exceed 100% per year.  An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased transaction costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate.

CODE OF ETHICS

The Fund and the Adviser have each adopted a code of ethics.  A code of ethics permits persons subject to the code to invest in securities that may be purchased or held by the Fund, including securities that may be purchased or held by a Portfolio Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics of the Fund and the Adviser are included as exhibits to the Fund’s registration statements filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The codes of ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

VOTING OF PROXIES

A copy of the Fund’s proxy voting procedures is included in Exhibit B to this SAI. The proxy voting policies of the Adviser are included as Exhibit C to this SAI. Information regarding how the Fund voted proxies relating to securities of the Fund during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling (877) 499-9990; and (ii) on the SEC’s website at http://www.sec.gov.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Shares.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that shareholders hold Shares as capital assets (generally, property held for investment).  The discussion is based upon the Internal Revenue Code (the “Code”), Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  The Fund has neither sought nor will it seek any ruling from the IRS regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Shareholder” is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if a court within the United States has primary supervision over its administration and one of more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of Shares that is not a U.S. Shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  If a prospective shareholder is a partnership, a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Shares will depend on the facts of its particular situation. Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

(1)	Election to be Taxed as a RIC

The Fund intends to elect to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code.  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to shareholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to shareholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which are referred to as the “Annual Distribution Requirement.”

(2)	Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to shareholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may invest in Portfolio Funds that are “passive foreign investment companies” or “PFICs.”  A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes.  Subchapter M of the Code does not require the Fund to look through to the underlying investments held in the portfolios of PFICS in order to determine compliance with the RIC tax requirements.  Investments in PFICs may involve costs, including withholding taxes that the Fund would not incur if it invested in U.S. domestic investment funds.  Also, legislation enacted on March 18, 2010, commonly referred to as FATCA, generally will require a PFIC to register with the Internal Revenue Service by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund may elect to mark-to-market at the end of each taxable year its shares in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes. As a result of the “mark-to-market election”, at the end of each taxable year the Fund would recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

As an alternative to the “mark-to-market election”, in certain circumstances the Fund may be able make a Qualified Electing Fund (‘QEF”) election with respect to the shares of a PFIC in which it owns shares. If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund. Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC. The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund’s holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition. In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC’s net ordinary earnings and net long term capital gain. The Fund may not be able to obtain such information from any Portfolio Fund. Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However the Fund, under the 1940 Act, is not permitted to make distributions to shareholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to shareholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to shareholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

(3)	Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund’s “investment company taxable income” attributable to its investments in PFIC’s will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Shareholders, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a QEF election.  Such distributions will generally be taxable to U.S. Shareholders as long-term capital gain regardless of whether the U.S. shareholder receive such payments in cash or reinvest the distributions into the Fund.  A U.S. Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions received from the Fund, regardless of how long the U.S. Shareholder has held Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Shares to such U.S. Shareholder.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012.  The tax applies to individuals who have net investment income and adjusted gross income in excess of certain thresholds, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals; the tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the dividend was declared. Shareholders who receive distributions in the form of Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional Shares.

Pursuant to the Fund’s “opt out” dividend reinvestment plan, when the Fund declares a dividend, each shareholder that has not made a Distribution Election will automatically have their dividends reinvested in additional Shares. To the extent shareholders make a Distribution Election, the Fund may pay any or all such dividends in a combination of cash and Shares. Depending on the circumstances of the shareholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such shareholder would have to pay the tax using cash from other sources. A shareholder that receives Shares pursuant to a distribution generally has a tax basis in such Shares equal to the amount of cash that would have been received instead of Shares as described above and a holding period in such Shares that begins on the Business Day following the payment date for the distribution.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. Such shareholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Shares sold or otherwise disposed of. Upon such disposition of such shareholder’s Shares, the Fund will report the gross proceeds and cost basis to such Shareholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such shareholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Share lot identification. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each disposition of Shares may not be changed after the settlement date of each such disposition of Shares. If a shareholder holds its Shares through a broker (or other nominee), such shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Shareholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Shares). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same rates that apply to ordinary income; provided, however, that the maximum rate applicable to capital gains is 35%. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Institutional Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund; provided that proper information is timely provided to the IRS.

U.S. Tax Exempt Shareholders.  U.S. tax-exempt entities, including, but not limited to, ERISA Plans and IRAs, are generally subject to federal income tax on unrelated business taxable income or UBTI.  UBTI includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or indirectly through an interest in another entity) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or indirectly through an interest in another entity) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

Generally, distributions by the Fund, like distributions by a corporation, will not be taxable to U.S. tax exempt shareholders even if such dividends are attributable to UBTI.

A portion of the dividends and capital gains distributed by the Fund to a U.S. tax-exempt shareholder and attributable to UBTI would, however, be subject to federal income tax if the tax-exempt shareholder borrowed money to acquire its investment in the Fund.  Moreover, a U.S. tax-exempt shareholder will recognize UBTI from the sale of some or all of its interest in the Fund if the shareholder has outstanding “acquisition indebtedness” at any time during the twelve month period ending with the date of the sale.

(4)	Taxation of Non-U.S. Shareholders

Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares by a Non-U.S. Shareholder may have material and adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the Non-U.S. Shareholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Shareholders are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Shareholder and gain realized by a Non-U.S. Shareholder upon the sale of Shares will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the U.S. or (b) the Non-U.S. Shareholder is an individual, has been present in the U.S. for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Shares may not be appropriate for certain Non-U.S. Shareholders.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

FATCA will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain Non-U.S. Shareholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Shares. While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice issued on October 24, 2012, of a phased-in implementation of these provisions, with withholding on income payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2017, and with withholding on certain “passthrough payments” to begin on January 1, 2017.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares.

(5)	Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate shareholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Shareholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

(6)	Recognition of Uncertain Tax Positions

ASC 740, “Income Taxes” (in part formerly known as “FIN 48”), which is part of US GAAP, provides guidance on the recognition of uncertain tax positions.  ASC 740 may require an entity reporting in accordance with U.S. GAAP to reserve a liability for income taxes on its books.  ASC 740 prescribes the minimum recognition threshold that a tax position is required to meet before being recognized in an entity’s financial statements.  It also provides guidance on recognition, measurement, classification and interest and penalties with respect to tax positions.  A prospective investor should be aware that, among other things, ASC 740 could have a material adverse effect on the periodic calculations of the NAV of the Fund (or of a Portfolio Fund), including reducing the net asset value of the Fund (or a Portfolio Fund) to reflect reserves for income taxes that may be payable in respect of current and/or prior periods by the Fund (or a Portfolio Fund).  This could cause benefits or detriments to certain shareholders, depending upon the timing of their entry and exit from the Fund.

(7)	Foreign Taxes

The Fund may directly invest in foreign securities by virtue of its interest in Portfolio Funds organized outside of the U.S.  The Fund may also indirectly invest in foreign securities through its interests in Portfolio Funds organized within and outside the U.S.  It is possible that certain dividends, interest or other income received by the Fund, from these direct and indirect interests in foreign securities may be subject to foreign withholding or other taxes.  In addition, the Fund by purchasing and redeeming interests in Portfolio Funds organized outside of the U.S. may also be subject to taxes in some of the foreign countries where it purchases and sells such interests.  Tax treaties may reduce or eliminate such taxes.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets subject to ERISA or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (collectively, the “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan, including the duty of prudence, the suitable allocation of assets within and across different asset classes, the avoidance of prohibited transactions and other standards. In determining whether a particular investment is appropriate for a Plan, a fiduciary of a Plan must comply with rules adopted by the Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of a Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to the suitable allocation of assets within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made. If a fiduciary of a Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result, (1) neither the Adviser nor the Investment Managers will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities and (2) transactions involving the assets and investments of the Fund will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require a Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser.  The Adviser and its affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Prior to a Plan’s investment in the Fund, each Fiduciary of the Plan that is responsible for the Plan’s investments will be required to execute a subscription document on behalf of the Plan and to personally represent that:

•
each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Code or other comparable non-ERISA laws and such person is authorized to execute the subscription document on behalf of the Plan;

•
the decision to invest in the Fund was made by each Fiduciary independent of the Adviser and the Adviser’s affiliates, and each Fiduciary has not relied on any individualized advice or recommendation of the Adviser, or the Adviser’s affiliates, as a primary basis for the decision to invest in the Fund;

•	the investment of Plan assets in the Fund is consistent with the provisions of the Plan, the Plan’s investment guidelines, if any, and all other documents that govern the Plan’s investments;
•	each Fiduciary responsible for the Plan’s investments has executed the subscription document;
•	each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision;
•
the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws;

•	the purchase of Share(s) by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and
•	unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this SAI, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

VALUATION OF ASSETS

The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value (the “Valuation Procedures”).  Under these procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which each class calculates its NAV (the “NAV Date”).  The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith.  All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee.  The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date.   In accordance with the Valuation Procedures, fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by the Portfolio Fund’s Investment Manager or a third party administrator.  In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.  Any values reported as estimated or final values will reasonably reflect market values of securities for which market quotations are available or fair value as of the date the Fund determines its NAV.

Prior to investing in a Portfolio Fund, the Adviser will conduct a due diligence of the valuation process utilized by the Portfolio Fund, its general partner, and where applicable, its third party administrator to confirm that the valuation process employed by the Portfolio Fund includes the use of market values where available and the principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund to value its own investments.  Although the Adviser reviews each Portfolio Fund’s valuation principals, neither the Adviser, nor the Board’s Valuation Committee will be able to confirm the accuracy of the NAV information provided by a Portfolio Fund (which are unaudited except for the NAV calculation as of fiscal year end).

Each Portfolio Fund will typically make available NAV information to its investors which represents the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. The valuations reported by the Portfolio Funds and upon which the Fund calculates the NAV of each class may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year-end NAV calculations of the Portfolio Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of a class, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations adversely affect a class’ NAV, the outstanding Shares of that class will be adversely affected by prior repurchases to the benefit of shareholders of that class who had their Shares repurchased at a NAV per Share higher than the adjusted amount.

Conversely, any increases in the NAV per Share of a class resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares of that class and to the detriment of shareholders of that class who previously had their Shares repurchased at a NAV per Share lower than the adjusted amount. The same principles apply to the purchase of Shares. New shareholders may be affected in a similar way.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund will generally value such assets as described below. Securities traded or dealt in one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sale on the primary exchange on which the securities are traded, or in the absence of a sale, at the mean of the last bid and asked prices.  Securities not traded on any securities exchange for which over-the-counter market quotations are readily available shall be valued at the mean of the last bid and asked prices.  Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service.  Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per share. If market quotations are not readily available or deemed to be unreliable by the Adviser, securities and other assets will be valued at fair value by the Adviser as determined in good faith in accordance with the Valuation Procedures.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser will reevaluate its fair value methodology for such securities to determine what, if any, adjustments should be made to the methodology.

Foreign securities are priced in their local currencies as of the close of their primary exchange or market or as of the close of the New York Stock Exchange, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange on the NAV Date as provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the times as of which determination of such values or exchange rates are made and the time as of which the NAV of a class is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

Expenses of the Fund, including the Adviser’s management fees and the costs of any borrowings, are accrued on a monthly basis on the day that the NAV is calculated and are taken into account for the purpose of determining the NAV of each class.

Prospective shareholders should be aware that situations involving uncertainties as to the value of Fund positions could have an adverse effect on the NAV of each class if the value judgments of the Adviser or the Portfolio Funds should prove incorrect. Also, Portfolio Funds will only provide determinations of their NAV on a periodic basis, typically monthly. Consequently, it may not be possible to determine the NAV of a class more frequently.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

RSM US LLP (the “Auditor”) serves as the independent registered public accounting firm of the Fund. Its principal business address is 1185 Avenue of the Americas, New York, New York 10036-2602. The Auditor audits the annual financial statements of the Fund and provides the Fund with an audit opinion.  The Fund expects to retain the Auditor to perform certain tax services for the Fund’s tax year ended September 30, 2017.

Bernstein Shur Sawyer & Nelson serves as Counsel to the Independent Trustees and Legal Counsel of the Fund. Its principal business address is 100 Middle Street, Portfolio, Maine 04101.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Declaration of Trust a copy of which is included as an exhibit to the Trust’s Registration Statement filed with the SEC.

(1)	Liability of Shareholders

Under Delaware law and the Declaration of Trust, a shareholder will not be liable for the debts, obligations, liabilities and expenses of the Fund solely by reason of being a shareholder, except that the shareholder may be obligated to reimburse the Fund pursuant to the Declaration of Trust to repay any funds wrongfully distributed to the shareholder. The Trustees have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may from time to time personally agree to pay pursuant to the terms of the Declaration of Trust or by way of subscription for Shares or otherwise.

(2)	Duty of Care

The Declaration of Trust provides that neither the Trustees nor the officers of the Trust shall be liable to the Fund or any of its shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and the officers by the Trust, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Trustee will not be personally liable to any shareholder for the repayment of any balance in such shareholder’s account or for investments by such shareholder in the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification of a Trustee for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

(3)	Term, Dissolution and Liquidation

The Fund shall continue without limitation of time but subject to the following provisions.  The Board may without shareholder approval (unless such approval is required by the 1940 Act) in dissolution of the Fund or a class thereof liquidate, reorganize or dissolve the Fund or the class in any manner or fashion not inconsistent with applicable law, including, without limitation:

•
Sell and convey all or substantially all of the assets of the Fund or any class to another trust, partnership, limited liability company, association or corporation or other entity, or to a separate series or class of shares thereof, organized under the laws of any state or jurisdiction, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Fund or any class and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, limited liability company, association or corporation or of a series thereof; or

•	At any time sell and convert into money all of the assets of the Fund or any class.

Following a sale or conversion in accordance with the foregoing, and upon making reasonable provision, in the determination of the Board, for the payment of all liabilities of the Fund or the affected class as required by applicable law, by such assumption or otherwise, the shareholders of each class involved in such sale or conversion shall be entitled to receive, as a class, when and as declared by the Board, the excess of the assets belonging to the Fund that are allocated to such class over the liabilities belonging to the Fund that are allocated to such class.  The assets so distributable to the shareholders of any particular class shall be distributed among such shareholders of that class in proportion to the number of Shares held by them and recorded on the books of the Fund.

Upon completion of the distribution of the remaining proceeds or the remaining assets as provided above, the Fund (in the case of a sale or conversion of the Fund as a whole) shall terminate and the Board and the Fund or any affected class shall be discharged of any and all further liabilities and duties under the Declaration of Trust and the right, title and interest of all parties with respect to the Fund or affected class shall be cancelled and discharged.

(4)	Merger, Consolidation, Incorporation

The Board, in order to change the form of organization and/or domicile of the Fund, may, without prior shareholder approval: (i) cause the Fund to merge or consolidate with or into one or more trusts, partnerships, limited liability companies, associations or corporations which is or are formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States, or (ii) cause the Fund to incorporate under the laws of Delaware.  Any other merger or consolidation of the Fund shall, in addition to the approval of the Trustees, require a majority shareholder vote (67% or more of the shares present at a meeting called to vote on the merger or consolidation if the holders of more than 50% of the outstanding shares are present or represented by proxy or 50% of the outstanding shares, whichever is less) except as otherwise permitted by the 1940 Act or other applicable laws and regulations.

(5)	Voting

Each shareholder has the right to cast a number of votes equal to the number of Shares held by such shareholder at a meeting of shareholders called by the Board. The shareholders shall have power to vote only:  (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof); (b) with respect to any contract entered into pursuant to Article V of the Declaration of Trust to the extent required by the 1940 Act; (c) with respect to termination of the Fund or any class to the extent required by applicable law; and (d) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-laws, or any registration of the Trust as an investment company under the 1940 Act or as the Board may consider necessary or desirable.

Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

(6)	Reports to Shareholders

The Fund will furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for such shareholders to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send a semi-annual and an audited annual report to shareholders within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

(7)	Fiscal Year and Tax Year End

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on April 30th. The Fund’s tax year end will be the twelve (12) month period ending September 30.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance. The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, risk measurement criteria and other information related to the portfolio’s performance. Comparisons may also be made to economic and financial trends and data that may be useful for investors to consider in determining whether to invest in the Fund.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm thereon, appearing in the Fund’s Annual Report for the fiscal period ended April 30, 2016 are incorporated by reference in this SAI. The financial statements, appearing in the Fund’s Semi-Annual Report for the six months ended October 31, 2016 are incorporated by reference in this SAI.  The Fund’s audited Annual Report is available upon request and free of charge by contacting the Fund at (877) 499-9990.

EXHIBIT A

FINANCIAL STATEMENTS OF ABS 3(C)(1) LP FOR THE FISCAL YEARS ENDED DECEMBER 31, 2015,
DECEMBER 31, 2014 and DECEMBER 31, 2013 (AUDITED)

ABS 3(c)(1) LP
(a limited partnership)

Financial Report
December 31, 2013

Contents

Independent Auditor's Report	1

Financial Statements:

Statement of Financial Condition	2
Schedule of Investments	3-4
Statement of Income	5
Statement of Changes in Partners' Capital	6
Statement of Cash Flows	7
Notes to Financial Statements	8 - 14

Independent Auditor's Report

To the General Partner
ABS 3(c)(1) LP
Greenwich, Connecticut

Report on the Financial Statements

We have audited the accompanying financial statements of ABS 3(c)(1) LP (a limited partnership), which comprise the statement of financial condition, including the condensed schedule of investments, as of December 31, 2013, and the related statements of income, changes in Partners’ capital and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ABS 3(c)(1) LP as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

New York, New York
June 25, 2014

ABS 3(c)(1) LP
(a limited partnership)

Statement of Financial Condition
December 31, 2013

ASSETS

Cash	$99,508

Investments in Investment Funds, at fair value	36,263,555

Investment Funded in Advance	1,100,000

Receivable From Investment Funds	1,035,675

Other Assets	12,315

Total assets	$38,511,053

LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
Due to withdrawing Partner	$16,067
Contributions received in advance	807,000
Accrued expenses and other liabilities	399,587

Total liabilities	1,222,654

Partners' Capital	37,288,399

Total liabilities and Partners' capital	$38,511,053

See Notes to Financial Statements.

2

ABS 3(c)(1) LP
(a limited partnership)

Schedule of Investments
December 31, 2013

Investment Strategy	% of Partners' Capital	Fair Value	Permitted Withdrawals	Redemption Notice - Days	Remaining Lock-up Period*
US Equity L/S	23.41%	$8,730,861	Quarterly - Semi-Annual	45 - 60	None - 11 Months
Bronson Point Offshore Fund Ltd	6.11%	2,277,626	Quarterly	60	None
Lakewood Capital Offshore Fund, Ltd.	5.43%	2,025,685	Quarterly	60	None
Pennant Windward Fund, Ltd.	5.68%	2,117,070	Quarterly	60	None
Other US Equity L/S	6.19%	2,310,480	Quarterly - Semi-Annual	45 - 60	None - 11 Months
Altimeter Offshore Fund, Ltd	4.11%	1,532,454	Semi-Annual	60	11 Months
Addison Clark Offshore Fund Ltd	2.08%	778,026	Quarterly	45	None
Global Equity L/S	21.54%	8,036,997	Monthly - Quarterly	45 - 90	None - 11 Months
Soroban Cayman Fund Ltd	8.02%	2,994,464	Quarterly	60	None**
Suvretta Offshore Fund, Ltd.	5.62%	2,095,357	Quarterly	45	10 Months - 11 Months
Other Global Equity L/S	7.90%	2,947,176	Monthly - Quarterly	60 - 90	7 Months - 9 Months
Cooper Square Offshore Fund, Ltd	4.42%	1,648,453	Quarterly	60	7 Months
Lansdowne Developed Markets Fund Ltd	3.48%	1,298,723	Monthly	90	8 Months - 9 Months
Asian Equity L/S	11.42%	4,258,424	Monthly - Quarterly	30 - 60	None - 1 Month
Indus Select Fund, Ltd	2.97%	1,107,740	Monthly	45	None
Kylin Offshore Fund Ltd	4.55%	1,696,870	Quarterly	60	1 Month
Real Return Asian	3.90%	1,453,814	Monthly	30	None

TMT L/S	7.72%	2,877,988	Quarterly	30 - 45	None - 9 Months
Espalier Global Offshore Fund, Ltd	4.13%	1,540,154	Quarterly	30	None
Light Street Xenon, Ltd.	3.59%	1,337,834	Quarterly	45	9 Months
Life Science Equity L/S	7.13%	2,657,838	Monthly - Quarterly	30 - 60	None - 3 Months
Camber Capital Offshore Fund Ltd	4.46%	1,664,036	Monthly	60	None - 3 Months
Senzar Prime, Ltd	2.67%	993,802	Quarterly	30	None**

Percentages shown represent percent of Partners’ capital.

*	Early redemption penalties may apply.
**	This investment includes a withdrawal provision whereby withdrawals are gated at 25% of the investment value per quarter.

See Notes to Financial Statements.

3

ABS 3(c)(1) LP
(a limited partnership)

Schedule of Investments (continued)
December 31, 2013

Investment Strategy	% of Partners' Capital	Fair Value	Permitted Withdrawals	Redemption Notice - Days	Remaining Lock-up Period*

Global Emerging Market L/S	5.64%	2,103,348	Semi-Annual	60	None
Discovery Global Opportunity Fund, Ltd.	5.64%	2,103,348	Semi-Annual	60	None

Real Estate L/S	5.13%	1,911,463	Quarterly	60	None
Long Pond Offshore, Ltd.	5.13%	1,911,463	Quarterly	60	None

US Small Cap Equity L/S	4.55%	1,695,120	Quarterly	45	None
Ack Asset Partners (Cayman) Ltd	4.55%	1,695,120	Quarterly	45	None

Japan Equity L/S	4.09%	1,526,203	Quarterly	30	None
Indus Japan Fund Ltd	4.09%	1,526,203	Quarterly	30	None

European Equity L/S	3.71%	1,382,023	Monthly	30	None
Horseman European Select Fund Ltd	3.71%	1,382,023	Monthly	30	None

Financials Equity L/S	2.91%	1,083,290	Quarterly	45	4 Months
Seawolf Offshore Fund, Ltd	2.91%	1,083,290	Quarterly	45	4 Months

Total	97.25%	$36,263,555

Percentages shown represent percent of Partners’ capital.

*	Early redemption penalties may apply.
**	This investment includes a withdrawal provision whereby withdrawals are gated at 25% of the investment value per quarter.

See Notes to Financial Statements.

4

ABS 3(c)(1) LP
(a limited partnership)

Statement of Income
Year Ended December 31, 2013

Investment Income (Loss):
Interest	$451

Expenses:
Incentive fees	294,630
Management fees	204,787
Professional fees and other	61,660
Administration fees	19,021

Total expenses	580,098

Net investment loss	(579,647)

Net Realized Gain on Disposal of Investment Funds	272,632

Net Appreciation of Investments in Investment Funds for the Year	6,031,402

Net income	$5,724,387

See Notes to Financial Statements.

5

ABS 3(c)(1) LP
(a limited partnership)

Statement of Changes in Partners' Capital
Year Ended December 31, 2013

	General Partner	Limited Partners	Total

Partners' capital, January 1, 2013	$-	$28,159,983	$28,159,983

Contributions	-	4,850,359	4,850,359

Withdrawals	-	(1,446,330)	(1,446,330)

Net income	-	5,724,387	5,724,387

Partners' capital, December 31, 2013	$-	$37,288,399	$37,288,399

See Notes to Financial Statements.

6

ABS 3(c)(1) LP
(a limited partnership)

Statement of Cash Flows
Year Ended December 31, 2013

Cash Flows From Operating Activities:
Net income	$5,724,387
Adjustments to reconcile net income to net cash used in operating activities:
Net appreciation of investments in Investment Funds for the year	(6,031,402)
Net realized gain on disposal of Investment Funds	(272,632)
Changes in operating assets and liabilities:
Decrease in other assets	5,683
Increase in accrued expenses and other liabilities	275,366
Net cash used in operating activities	(298,598)

Cash Flows From Investing Activities:
Investments in Investment Funds	(10,450,000)
Investments funded in advance	(1,100,000)
Redemptions of investments in Investment Funds	8,648,798
Net cash used in investing activities	(2,901,202)

Cash Flows From Financing Activities:
Partners' capital contributions	4,350,359
Partners' capital contributions received in advance	807,000
Partners' capital withdrawals	(3,354,875)
Net cash provided by financing activities	1,802,484

Net decrease in cash	(1,397,316)

Cash:
Beginning of year	1,496,824

End of year	$99,508

Supplemental Schedule of Noncash Financing Activity:
Due to withdrawing Partner	$16,067

See Notes to Financial Statements.

7

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies

ABS 3(c)(1) LP (the "Partnership") is a limited partnership organized under the laws of the State of Delaware primarily to invest in non-U.S. Investment Funds or in U.S. Investment Funds and other entities that invest and trade in securities. ABS Investment Management LLC (the "General Partner"), a Delaware limited liability company, serves as the general partner of the Partnership. The General Partner is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Prior to 2013, the General Partner was registered as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commission (the "CFTC").  In 2013, pursuant to the rules of the CFTC, the General Partner claimed relief from registration as a Commodity Pool Operator based on the no-action relief available with respect to funds of funds.

The Partnership follows accounting principles generally accepted in the United States of America ("GAAP") as established by the Financial Accounting Standards Board (the "FASB") to ensure consistent reporting of financial condition, results of operations, and cash flows.

The General Partner operates the Partnership as a fund of funds and invests capital among private nonregistered investment entities that primarily utilize long/short (“L/S”) trading strategies (the "Investment Funds"). The General Partner selects the Investment Funds based on the experience, style and expertise of the Investment Funds' managers (the "Investment Managers"). The Partnership will generally invest in non-U.S. Investment Funds or in U.S. Investment Funds that are expected to generate little or no unrelated business taxable income. The Investment Funds are managed by the Investment Managers pursuant to limited partnership or limited liability company agreements granting them discretionary trading authority.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Partnership maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses on these accounts and does not believe that it is exposed to any significant credit risk.

No provision is made in the accompanying financial statements for liabilities for federal, state or local income taxes since such liabilities are the responsibility of the individual Partners.

The FASB provides guidance for how uncertain tax positions should be recognized, measured, disclosed and presented in the financial statements. This requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership's tax returns to determine whether the tax positions are "more likely than not" of being sustained "when challenged" or "when examined" by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense and liability in the current year. For the year ended December 31, 2013, management has determined that there are no material uncertain income tax positions.

The Partnership files income tax returns in U.S. federal jurisdictions and various states. With few exceptions the Partnership is not subject to examination by U.S. federal or state tax authorities before the year ended December 31, 2011.

8

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies (Continued)

The Partnership records its investments in investment funds at fair value. Guidance provided by the FASB defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Partnership utilizes valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs. Assets and liabilities recorded at fair value are categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy are described below:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The types of investments in Level 1 generally include listed equities and listed derivatives.

Level 2:	Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly, and fair value that is determined through the use of models or other valuation methodologies. Investments in this category generally include corporate bonds and loans, less liquid and restricted equity securities, and certain over-the-counter derivatives. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Level 3:	Inputs that are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation. Investments in this category generally include equity and debt positions in private companies.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Partnership's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Partnership to measure financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments in Investment Funds are valued at fair value in the statement of financial condition. Fair value has been determined based on the Partnership's proportionate share of the underlying fair value of the net assets of the Investment Funds as reported by them or their delegates. These financial instruments are classified as Level 2 or 3 in the fair value hierarchy.

Net appreciation of investments in Investment Funds is recorded based upon the Partnership's proportionate share of the aggregate amount of appreciation (depreciation) reported by each Investment Fund. It includes the Partnership's share of interest and dividend income and expense, realized and unrealized gains and losses on security transactions, and ordinary income and expenses.

Amounts shown as expenses in the statement of income include only those expenses charged directly to the Partnership and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the Investment Funds in which the Partnership is invested. These amounts are included in net appreciation of investments in Investment Funds in the statement of income.

9

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies (Continued)

Withdrawals from Investment Funds executed for a December 31, 2013 effective date have been recorded as receivables from Investment Funds on the statement of financial condition and are not included in investments in Investment Funds as of December 31, 2013.

Note 2.	Fair Value of Financial Instruments

The following table presents the Partnership's fair value hierarchy for those assets measured at fair value on a recurring basis as of December 31, 2013:

		Fair Value Measurements Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
		Identical Assets	Observable Inputs	Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)

Investments in:
US Equity L/S	$8,730,861	$-	$7,198,407	$1,532,454
Global Equity L/S	8,036,997	-	5,791,149	2,245,848
Asian Equity L/S	4,258,424	-	4,258,424	-
TMT L/S	2,877,988	-	2,877,988	-
Life Science Equity L/S	2,657,838	-	1,912,486	745,352
Global Emerging Market L/S	2,103,348	-	-	2,103,348
Real Estate L/S	1,911,463	-	1,911,463	-
US Small Cap Equity L/S	1,695,120	-	1,695,120	-
Japan Equity L/S	1,526,203	-	1,526,203	-
European Equity L/S	1,382,023	-	1,382,023	-
Financials Equity L/S	1,083,290	-	1,083,290	-
	$36,263,555	$-	$29,636,553	$6,627,002

Financial instruments classified as Level 2 in the fair value hierarchy represent the Partnership's investments in Investment Funds for which the Partnership had the ability to redeem its investment at net asset value per share, or its equivalent, on December 31, 2013, or by March 31, 2014. Financial instruments classified as Level 3 in the fair value hierarchy represent the Partnership's investments in Investment Funds which management was unable to redeem by March 31, 2014.

10

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 2.	Fair Value of Financial Instruments (Continued)

The following table presents a reconciliation of activity for the Level 3 financial instruments:

Balance, beginning of year	$4,738,720
Purchases of investments	2,037,500
Sales of investments	(1,443,148)
Net realized gains and net appreciation of investments	1,293,930
Balance, end of year	$6,627,002

The Partnership assesses the levels of the investments at each measurement date, and transfers between levels are recognized as of the beginning of the reporting period in accordance with the Partnership's accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. During the year ended December 31, 2013, there were no transfers among levels.

Note 3.	Investments in Investment Funds

At December 31, 2013, the Partnership owned interests in 22 Investment Funds. The terms and conditions of the investments, including provisions for additional contributions and redemptions, are subject to the terms of the Investment Funds' subscription agreements and the respective Investment Funds' confidential offering memorandum agreements, private placement memoranda and other governing agreements of such entities.

Net appreciation of investments in Investment Funds is net of the Partnership's proportionate share of fees and expenses incurred or charged by the Investment Funds. During 2013, the Investment Funds charged management fees ranging up to 2% annually and incentive fees of up to 20% of profits annually. Incentive fees may be subject to meeting certain threshold rates.

The Partnership's investments in the Investment Funds are subject to the market and credit risk of those financial instruments held or sold short by the Investment Funds. Due to the limited liability of the Partnership's investments in the Investment Funds, the Partnership's risk of loss related to any one Investment Fund is limited to its investment in such Investment Fund.

Generally, the Partnership may make additional contributions to its investments in each of the Investment Funds as of the last day of any month. Withdrawals are governed by the redemption rights of the varying funds and may require up to 90 days' notice. As such, due to the limited liquidity of certain Investment Funds, the values ascribed by certain Investment Managers may differ from the values that may be realized upon liquidation of such investments and the differences may be material.

11

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 3.	Investments in Investment Funds (Continued)

The following table summarizes investments in Investment Funds as of December 31, 2013. Investments in which the Partnership invested 5% or more of its capital at December 31, 2013 are all individually identified:

Investment Strategy	% of Partners' Capital	Fair Value	Permitted Withdrawals	Redemption Notice - Days	Remaining Lock-up Period*

US Equity L/S	23.41%	$8,730,861	Quarterly - Semi-Annual	45 - 60	None - 11 Months
Bronson Point Offshore Fund Ltd	6.11%	2,277,626	Quarterly	60	None
Lakewood Capital Offshore Fund, Ltd.	5.43%	2,025,685	Quarterly	60	None
Pennant Windward Fund, Ltd.	5.68%	2,117,070	Quarterly	60	None
Other US Equity L/S	6.19%	2,310,480	Quarterly - Semi-Annual	45 - 60	None - 11 Months
Global Equity L/S	21.54%	8,036,997	Monthly - Quarterly	45 - 90	None - 11 Months
Soroban Cayman Fund Ltd	8.02%	2,994,464	Quarterly	60	None**
Suvretta Offshore Fund, Ltd.	5.62%	2,095,357	Quarterly	45	10 Months - 11 Months
Other Global Equity L/S	7.90%	2,947,176	Monthly - Quarterly	60 - 90	7 Months - 9 Months
Asian Equity L/S	11.42%	4,258,424	Monthly - Quarterly	30 - 60	None - 1 Month
TMT L/S	7.72%	2,877,988	Quarterly	30 - 45	None - 9 Months
Life Science Equity L/S	7.13%	2,657,838	Monthly - Quarterly	30 - 60	None - 3 Months**
Global Emerging Market L/S	5.64%	2,103,348	Semi-Annual	60	None
Discovery Global Opportunity Fund, Ltd.	5.64%	2,103,348	Semi-Annual	60	None
Real Estate L/S	5.13%	1,911,463	Quarterly	60	None
Long Pond Offshore, Ltd.	5.13%	1,911,463	Quarterly	60	None
US Small Cap Equity L/S	4.55%	1,695,120	Quarterly	45	None
Japan Equity L/S	4.09%	1,526,203	Quarterly	30	None
European Equity L/S	3.71%	1,382,023	Monthly	30	None
Financials Equity L/S	2.91%	1,083,290	Quarterly	45	4 Months
Total	97.25%	$36,263,555

*	Early redemption penalties may apply.
**	This investment (or investment in this category) includes a withdrawal provision whereby withdrawals are gated at 25% of the investment value per quarter.

The majority of the investments in Investment Funds are domiciled in the Cayman Islands. However, this does not necessarily reflect the domiciles of the investments that such Investment Funds invest in.

Note 4.	Related Party Transactions

The General Partner provides management and certain administrative services to the Partnership. In consideration, the General Partner is entitled to a nonrefundable management fee at a rate per annum equal to three-quarters of one percent (.75%) per annum of the net asset value of the Capital Accounts of the Limited Partners. The Management Fee shall accrue monthly at a rate equal to .0625% of the applicable net asset value of each Capital Account on the first day of a calendar month (after giving effect to any capital contributions or withdrawals on such date), and shall be payable quarterly in arrears on the last day of each calendar quarter. The General Partner shall have the right to waive all or part of the Management Fee with respect to one or more Limited Partners from time to time at its sole discretion without notice to or the consent of the other Limited Partners.

In accordance with the Limited Partnership Agreement, the General Partner is entitled to receive an annual incentive fee from the Partnership at the end of each fiscal year of the Partnership equal in amount to five percent (5%) of the aggregate net appreciation allocated to each capital account of a Limited Partner for such fiscal year subject to a loss carryforward provision. If a Limited Partner withdraws in whole or in part from the Partnership during a fiscal year, then the incentive fee shall also be computed on a pro rata basis with respect to capital withdrawn at the time of such withdrawal. Each capital account will be charged with its

12

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 4.	Related Party Transactions (Continued)

respective share of the incentive fee. For the purpose of calculating the incentive fee, each capital contribution of a Limited Partner shall be treated as a separate Capital Account. For the year ended December 31, 2013, total incentive fees amounted to $294,630, of which $289,837 remains outstanding as of December 31, 2013 and is included in accrued expenses and other liabilities on the statement of financial condition.

The General Partner shall have the right to waive all or part of the incentive fee with respect to one or more Limited Partners from time to time at its sole discretion without notice to or the consent of the other Limited Partners.

Note 5.	Indemnifications

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of future obligation under these indemnifications to be remote.

Note 6.	Financial Highlights

The information presented below represents the financial highlights applicable to the Limited Partner class of the Partnership taken as a whole (the nonmanaging Partners):

Operating Performance:

Total return before incentive fee	20.15%
Incentive fee	(.99)

Total return after incentive fee	19.16%

Total return is calculated for the Limited Partner class taken as a whole. An individual investor's return may vary from these returns based on different management and incentive fee arrangements, participation in New Issues, and the timing of capital contributions and withdrawals.

Ratio to Limited Partners' average net capital:

Operating expenses	.89%
Incentive fee	.92

Total expenses and incentive fee	1.81%

Net investment loss*	(.89)%

*	The net investment loss ratio excludes the effect of the incentive fee.

The ratios shown above are calculated for the Limited Partner class taken as a whole. The ratio for an individual investor may vary from these ratios based on different management and incentive fee arrangements and the timing of capital contributions and withdrawals.

13

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 7.	Subsequent Events

The Partnership has evaluated subsequent events for potential recognition and/or disclosure through June 25, 2014, the date the financial statements were available to be issued.

Subsequent to year-end, the Partnership received contributions of approximately $5,336,000, of which $807,000 was received prior to December 31, 2013 and is reflected as contributions received in advance on the statement of financial condition.

14

ABS 3(c)(1) LP
(a limited partnership)

Financial Report
December 31, 2014

Contents

Independent Auditor’s Report	1

Financial Statements:

Statement of Financial Condition	2
Schedule of Investments	3-4
Statement of Income	5
Statement of Changes in Partners’ Capital	6
Statement of Cash Flows	7
Notes to Financial Statements	8 - 14

Independent Auditor's Report

To the General Partner
ABS 3(c)(1) LP
Greenwich, Connecticut

Report on the Financial Statements

We have audited the accompanying financial statements of ABS 3(c)(1) LP (a Delaware limited partnership), which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2014, and the related statements of income, changes in Partners’ capital and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ABS 3(c)(1) LP as of December 31, 2014, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

New York, New York
June 24, 2015

ABS 3(c)(1) LP
(a limited partnership)

Statement of Financial Condition
December 31, 2014

Assets

Cash	$725,938
Investments in Investment Funds, at fair value (cost $31,740,665)	41,371,701
Investment Funded in Advance	1,500,000
Receivable From Investment Funds	1,332,386
Other Assets	6,631

Total assets	$44,936,656

Liabilities and Partners’ Capital

Liabilities:
Due to withdrawing Partners	$187,831
Accrued expenses and other liabilities	220,888

Total liabilities	408,719

Partners’ Capital	44,527,937

Total liabilities and Partners’ capital	$44,936,656

See Notes to Financial Statements.

2

ABS 3(c)(1) LP
(a limited partnership)

Schedule of Investments
December 31, 2014

Investment Strategy	% of Partners' Capital	Fair Value	Permitted Withdrawals	Redemption Notice-Days	Remaining Lock-up Period*

Global Equity L/S	23.59%	$10,502,535	Monthly-Quarterly	45 - 90	None - 5 Months
Soroban Cayman Fund Ltd	6.44%	2,866,042	Quarterly	60	None**
Suvretta Offshore Fund, Ltd	5.31%	2,363,900	Quarterly	45	None
Lansdowne Developed Markets Fund Ltd	4.56%	2,028,872	Monthly	90	None - 5 Months
Cooper Square Offshore Fund, Ltd	3.75%	1,672,193	Quarterly	60	None
Marianas Fund Ltd	3.53%	1,571,528	Quarterly	60	None

US Equity L/S	20.90%	9,305,100	Quarterly - Semi-Annual	45 - 60	None - 3 Months
Lakewood Capital Offshore Fund, Ltd.	4.88%	2,169,081	Quarterly	60	None
Bronson Point Offshore Fund Ltd	4.83%	2,152,796	Quarterly	60	None
Pennant Windward Fund, Ltd.	4.80%	2,138,361	Quarterly	60	None
Altimeter Offshore Fund, Ltd	3.99%	1,777,297	Semi-Annual	60	3 Months
Scoria Offshore Fund Ltd	2.40%	1,067,565	Quarterly	45	None

Asia Equity L/S	10.22%	4,555,405	Monthly - Quarterly	30 - 60	None - 9 Months
Pleiad Asia Offshore Feeder Fund	2.88%	1,280,924	Quarterly	60	9 Months**
Real Return Asian	3.40%	1,516,700	Monthly	30	None
Kylin Offshore Fund Ltd	3.94%	1,757,781	Quarterly	60	None

Life Sciences Equity L/S	8.98%	3,996,616	Monthly	30 - 60	None - 1 Month
Camber Capital Offshore Fund Ltd	6.54%	2,910,721	Monthly	60	None - 1 Month
Senzar Healthcare International Fund, Ltd	2.44%	1,085,895	Monthly	30	None

Percentages shown represent percent of Partners’ capital.

*	Early redemption penalties may apply.
**	This investment includes a withdrawal provision whereby withdrawals are gated at 25% of the investment value per quarter.

See Notes to Financial Statements.

3

ABS 3(c)(1) LP
(a limited partnership)

Schedule of Investments (Continued)
December 31, 2014

Investment Strategy	% of Partners' Capital	Fair Value	Permitted Withdrawals	Redemption Notice-Days	Remaining Lock-up Period*
Real Estate L/S	4.78%	2,127,293	Quarterly	60	None
Long Pond Offshore, Ltd.	4.78%	2,127,293	Quarterly	60	None

Global Emerging Markets	4.57%	2,035,882	Semi-Annual	60	None
Discovery Global Opportunity Fund, Ltd.	4.57%	2,035,882	Semi-Annual	60	None

US Small Cap Equity L/S	4.02%	1,792,155	Quarterly	45	None
Ack Asset Partners (Cayman) Ltd	4.02%	1,792,155	Quarterly	45	None

Event Driven	3.79%	1,685,756	Quarterly	90	None
Roystone Capital Offshore Fund Ltd	3.79%	1,685,756	Quarterly	90	None**

Japan Equity L/S	3.64%	1,622,329	Quarterly	30	None
Indus Japan Fund Ltd	3.64%	1,622,329	Quarterly	30	None

European Equity L/S	3.07%	1,366,157	Monthly	30	None
Horseman European Select Fund Ltd	3.07%	1,366,157	Monthly	30	None

TMT Equity L/S	2.82%	1,255,597	Quarterly	45	None
Light Street Xenon, Ltd	2.82%	1,255,597	Quarterly	45	None

Financials Equity L/S	2.53%	1,126,876	Quarterly	45	None
Seawolf Offshore Fund, Ltd	2.53%	1,126,876	Quarterly	45	None

Total	92.91%	$41,371,701

Percentages shown represent percent of Partners’ capital.

*	Early redemption penalties may apply.
**	This investment includes a withdrawal provision whereby withdrawals are gated at 25% of the investment value per quarter.

See Notes to Financial Statements.
4

ABS 3(c)(1) LP
(a limited partnership)

Statement of Income
Year Ended December 31, 2014

Investment Loss:
Expenses:
Management fees	$262,023
Incentive fees	102,292
Professional fees and other	71,969
Administration fees	25,263

Total expenses	461,547

Net investment loss	(461,547)

Net Realized Gain on Disposal of Investments Funds	591,994

Net Appreciation of Investments in Investment Funds for the Year	1,915,974

Net income	$2,046,421

See Notes to Financial Statements.

5

ABS 3(c)(1) LP
(a limited partnership)

Statement of Changes in Partners’ Capital
Year Ended December 31, 2014

	General Partner	Limited Partners	Total

Partners’ capital, January 1, 2014	$–	$37,288,399	$37,288,399
Contributions	–	7,330,551	7,330,551
Withdrawals	–	(2,137,434)	(2,137,434)
Net income	–	2,046,421	2,046,421
Partners’ capital, December 31, 2014	$–	$44,527,937	$44,527,937

See Notes to Financial Statements.

6

ABS 3(c)(1) LP
(a limited partnership)

Statement of Cash Flows
Year Ended December 31, 2014

Cash Flows From Operating Activities:
Net income	$2,046,421
Adjustments to reconcile net income to net cash used in operating activities:
Net appreciation of investments in Investment Funds for the year	(1,915,974)
Net realized gain on disposal of Investment Funds	(591,994)
Changes in operating assets and liabilities:
Decrease in other assets	5,684
Decrease in accrued expenses and other liabilities	(178,699)
Net cash used in operating activities	(634,562)

Cash Flows From Investing Activities:
Investments in Investment Funds	(5,546,410)
Investments funded in advance	(1,500,000)
Redemptions of investments in Investment Funds	3,749,521
Net cash used in investing activities	(3,296,889)

Cash Flows From Financing Activities:
Partners’ capital contributions	6,523,551
Partners’ capital withdrawals	(1,965,670)
Net cash provided by financing activities	4,557,881

Net increase in cash	626,430

Cash:
Beginning of the year	99,508

End of year	$725,938

Supplemental Schedule of Noncash Financing Activity:
Due to withdrawing Partners	$187,831

See Notes to Financial Statements.

7

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies

ABS 3(c)(1) LP (the “Partnership”) is a limited partnership organized under the laws of the State of Delaware primarily to invest in non-U.S. Investment Funds or in U.S. Investment Funds and other entities that invest and trade in securities. ABS Investment Management LLC (the “General Partner”), a Delaware limited liability company, serves as the general partner of the Partnership. The General Partner is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. The General Partner claims relief from registration as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commissions based on the no-action relief available with respect to fund of funds.

The Partnership follows accounting principles generally accepted in the United States of America (“GAAP”) as established by the Financial Accounting Standards Board (the “FASB”) to ensure consistent reporting of financial condition, results of operations, and cash flows.

The Partnership qualifies as an investment company, as defined in FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies and, therefore, is applying the specialized accounting and reporting guidance in ASC Topic 946.

The General Partner operates the Partnership as a fund of funds and invests capital among private nonregistered investment entities that primarily utilize long/short (“L/S”) trading strategies (the “Investment Funds”). The General Partner selects the Investment Funds based on the experience, style and expertise of the Investment Funds’ managers (the “Investment Managers”). The Partnership will generally invest in non-U.S. Investment Funds or in U.S. Investment Funds that are expected to generate little or no unrelated business taxable income. The Investment Funds are managed by the Investment Managers pursuant to limited partnership or limited liability company agreements granting them discretionary trading authority.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Partnership maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses on these accounts and does not believe that it is exposed to any significant credit risk.

No provision is made in the accompanying financial statements for liabilities for federal, state or local income taxes since such liabilities are the responsibility of the individual Partners.

The FASB provides guidance for how uncertain tax positions should be recognized, measured, disclosed and presented in the financial statements. This requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership’s tax returns to determine whether the tax positions are “more likely than not” of being sustained “when challenged” or “when examined” by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense and liability in the current year. For the year ended December 31, 2014, management has determined that there are no material uncertain income tax positions.

The Partnership files income tax returns in U.S. federal jurisdictions and various states. With few exceptions the Partnership is not subject to examination by U.S. federal or state tax authorities before the year ended December 31, 2011.

8

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies (Continued)

The Partnership records its investments in investment funds at fair value. Guidance provided by the FASB defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Partnership utilizes valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs. Assets and liabilities recorded at fair value are categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The types of investments in Level 1 generally include listed equities and listed derivatives.

Level 2	Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly, and fair value that is determined through the use of models or other valuation methodologies. Investments in this category generally include corporate bonds and loans, less liquid and restricted equity securities, and certain over-the-counter derivatives. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Level 3	Inputs that are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation. Investments in this category generally include equity and debt positions in private companies.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Partnership to measure financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments in Investment Funds are valued at fair value in the statement of financial condition. Fair value has been determined based on the Partnership’s proportionate share of the underlying fair value of the net assets of the Investment Funds as reported by them or their delegates. These financial instruments are classified as Level 2 or 3 in the fair value hierarchy.

Net appreciation of investments in Investment Funds is recorded based upon the Partnership’s proportionate share of the aggregate amount of appreciation (depreciation) reported by each Investment Fund. It includes the Partnership’s share of interest and dividend income and expense, realized and unrealized gains and losses on security transactions, and ordinary income and expenses.

9

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies (Continued)

Amounts shown as expenses in the statement of income include only those expenses charged directly to the Partnership and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the Investment Funds in which the Partnership is invested. These amounts are included in net appreciation of investments in Investment Funds in the statement of income.

Withdrawals from Investment Funds executed for a December 31, 2014 effective date have been recorded as receivables from Investment Funds on the statement of financial condition and are not included in investments in Investment Funds as of December 31, 2014.

In May 2015, the FASB issued Accounting Standards Update (ASU) No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). This Update amends the fair value accounting rules to remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. For non-public entities, like the Partnership, the Update is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Earlier application is permitted for any interim and annual financial statements that have not yet been made available for issuance. The Partnership is currently assessing the impact that this pronouncement will have on the financial statements.

Note 2.	Fair Value of Financial Instruments

The following table presents the Partnership’s fair value hierarchy for those assets measured at fair value on a recurring basis as of December 31, 2014:

		Fair Value Measurements Using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)

Investments in:
Global Equity L/S	$10,502,535	$–	$8,353,003	$2,149,532
US Equity L/S	9,305,100	–	7,527,803	1,777,297
Asia Equity L/S	4,555,405	–	3,594,712	960,693
Life Sciences Equity L/S	3,996,616	–	3,996,616	–
Real Estate L/S	2,127,293	–	2,127,293	–
Global Emerging Markets L/S	2,035,882	–	–	2,035,882
US Small Cap Equity L/S	1,792,155	–	1,792,155	–
Event Driven	1,685,756	–	421,439	1,264,317
Japan Equity L/S	1,622,329	–	1,622,329	–
European Equity L/S	1,366,157	–	1,366,157	–
TMT Equity L/S	1,255,597	–	1,255,597	–
Financials Equity L/S	1,126,876		1,126,876	–

Investment Funds	$41,371,701	$–	$33,183,980	$8,187,721

10

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 2.	Fair Value of Financial Instruments (Continued)

Financial instruments classified as Level 2 in the fair value hierarchy represent the Partnership’s investments in Investment Funds for which the Partnership had the ability to redeem its investment at net asset value per share, or its equivalent, on December 31, 2014, or by March 31, 2015. Financial instruments classified as Level 3 in the fair value hierarchy represent the Partnership’s investments in Investment Funds which management was unable to redeem by March 31, 2015.

The following table presents a reconciliation of activity for the Level 3 financial instruments:

Balance, January 1, 2014	$6,627,002
Purchases of investments	2,137,500
Sales of Investments	(375,000)
Transfer Out of Level 3	(745,353)
Net realized gains and net appreciation of investments	543,572

Balance, December 31, 2014	$8,187,721

The Partnership assesses the levels of the investments at each measurement date, and transfers between levels are recognized as of the beginning of the reporting period in accordance with the Partnership’s accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. During the year ended December 31, 2014, the only significant transfers among levels include the reclassification of $745,353 of investment in Investment Funds from Level 3 to Level 2, as the lock-up related to one of the investments in Investment Funds expired.

Note 3.	Investments in Investment Funds

At December 31, 2014, the Partnership owned interests in 23 Investment Funds. The terms and conditions of the investments, including provisions for additional contributions and redemptions, are subject to the terms of the Investment Funds’ subscription agreements and the respective Investment Funds’ confidential offering memorandum agreements, private placement memoranda and other governing agreements of such entities.

Net appreciation of investments in Investment Funds is net of the Partnership’s proportionate share of fees and expenses incurred or charged by the Investment Funds. During 2014, the Investment Funds charged management fees ranging up to 2% annually and incentive fees of up to 20% of profits annually. Incentive fees may be subject to meeting certain threshold rates.

The Partnership’s investments in the Investment Funds are subject to the market and credit risk of those financial instruments held or sold short by the Investment Funds. Due to the limited liability of the Partnership’s investments in the Investment Funds, the Partnership’s risk of loss related to any one Investment Fund is limited to its investment in such Investment Fund.

Generally, the Partnership may make additional contributions to its investments in each of the Investment Funds as of the last day of any month. Withdrawals are governed by the redemption rights of the varying funds and may require up to 90 days’ notice. As such, due to the limited liquidity of certain Investment Funds, the values ascribed by certain Investment Managers may differ from the values that may be realized upon liquidation of such investments and the differences may be material.

11

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 3.	Investments in Investment Funds (Continued)

The following table summarizes investments in Investment Funds as of December 31, 2014. Investments in which the Partnership invested 5% or more of its capital at December 31, 2014 are all individually identified:

Investment Strategy	% of Partners’ Capital	Fair Value	Permitted Withdrawals	Redemption Notice – Days	Remaining Lock-up Period*

Global Equity L/S	23.59%	$10,502,535	Monthly - Quarterly	45 - 90	None - 5 Months
Soroban Cayman Fund Ltd	6.44	2,866,042	Quarterly	60	None**
Suvretta Offshore Fund, Ltd.	5.31	2,363,900	Quarterly	45	None
Other Global Equity L/S	11.84	5,272,593	Monthly - Quarterly	60 - 90	None - 5 Months

US Equity L/S	20.90	9,305,100	Quarterly - Semi-Annual	45 - 60	None - 3 Months

Asia Equity L/S	10.22	4,555,405	Monthly - Quarterly	30 - 60	None - 9 Months**

Life Science Equity L/S	8.98	3,996,616	Monthly	30 - 60	None - 1 Month
Camber Capital Offshore Fund, Ltd.	6.54	2,910,721	Monthly	60	None - 1 Month
Other Life Sciences Equity L/S	2.44	1,085,895	Monthly	30	None

Real Estate L/S	4.78	2,127,293	Quarterly	60	None

Global Emerging Market L/S	4.57	2,035,882	Semi-Annual	60	None

US Small Cap Equity L/S	4.02	1,792,155	Quarterly	45	None

Event Driven	3.79	1,685,756	Quarterly	90	None**

Japan Equity L/S	3.64	1,622,329	Quarterly	30	None

European Equity L/S	3.07	1,366,157	Monthly	30	None

TMT Equity L/S	2.82	1,255,597	Quarterly	45	None

Financials Equity L/S	2.53	1,126,876	Quarterly	45	None

Total	92.91%	$41,371,701

*	Early redemption penalties may apply.
**	This investment (or investments in this category) include provisions whereby withdrawals are gated at 25% of the investment value per quarter.

The majority of the investments in Investment Funds are domiciled in the Cayman Islands. However, this does not necessarily reflect the domiciles of the investments that such Investment Funds invest in.

12

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 4.	Related Party Transactions

The General Partner provides management and certain administrative services to the Partnership. In consideration, the General Partner is entitled to a nonrefundable management fee at a rate per annum equal to three-quarters of one percent (.75%) per annum of the net asset value of the Capital Accounts of the Limited Partners. The Management Fee shall accrue monthly at a rate equal to .0625% of the applicable net asset value of each Capital Account on the first day of a calendar month (after giving effect to any capital contributions or withdrawals on such date), and shall be payable quarterly in arrears on the last day of each calendar quarter. The General Partner shall have the right to waive all or part of the Management Fee with respect to one or more Limited Partners from time to time at its sole discretion without notice to or the consent of the other Limited Partners. Management fees payable in the amount of $67,505 are included in accrued expenses and other liabilities in the accompanying statement of financial condition.

In accordance with the Limited Partnership Agreement, the General Partner is entitled to receive an annual incentive fee from the Partnership at the end of each fiscal year of the Partnership equal in amount to five percent (5%) of the aggregate net appreciation allocated to each capital account of a Limited Partner for such fiscal year subject to a loss carryforward provision. If a Limited Partner withdraws in whole or in part from the Partnership during a fiscal year, then the incentive fee shall also be computed on a pro rata basis with respect to capital withdrawn at the time of such withdrawal. Each capital account will be charged with its respective share of the incentive fee. For the purpose of calculating the incentive fee, each capital contribution of a Limited Partner shall be treated as a separate Capital Account. For the year ended December 31, 2014, total incentive fees amounted to $102,292, of which $100,690 remains outstanding as of December 31, 2014 and is included in accrued expenses and other liabilities on the statement of financial condition.

The General Partner shall have the right to waive all or part of the incentive fee with respect to one or more Limited Partners from time to time at its sole discretion without notice to or the consent of the other Limited Partners.

Note 5.	Indemnifications

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of future obligation under these indemnifications to be remote.

Note 6.	Financial Highlights

The information presented below represents the financial highlights applicable to the Limited Partner class of the Partnership taken as a whole (the nonmanaging Partners):

Operating Performance:

Total return before incentive fee	5.10%
Incentive fee	(0.25)

Total return after incentive fee	4.85%

13

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 6.	Financial Highlights (Continued)

Total return is calculated for the Limited Partner class taken as a whole. An individual investor’s return may vary from these returns based on different management and incentive fee arrangements, participation in New Issues, and the timing of capital contributions and withdrawals.

Ratio to Limited Partners’ average net capital:

Operating expenses	0.86%
Incentive fee	0.24

Total expenses and incentive fee	1.10%

Net investment loss*	(0.86)%

*	The net investment loss ratio excludes the effect of the incentive fee.

The ratios shown above are calculated for the Limited Partner class taken as a whole. The ratio for an individual investor may vary from these ratios based on different management and incentive fee arrangements and the timing of capital contributions and withdrawals.

Note 7.	Subsequent Events

The Partnership has evaluated subsequent events for potential recognition and/or disclosure through June 24, 2015, the date the financial statements were available to be issued.

Subsequent to year-end, the Partnership received contributions of approximately $1,200,000. The Partnership also incurred withdrawals of approximately $1,800,000 in addition to amounts due to withdrawing Partners as of December 31, 2014.

14

ABS 3(c)(1) LP
(a limited partnership)

Financial Report
December 31, 2015

Contents

Independent Auditor’s Report	1 - 2
Financial Statements:
Statement of Financial Condition	3
Statement of Income	4
Statement of Changes in Partners’ Capital	5
Statement of Cash Flows	6
Notes to Financial Statements	7 - 11

RSM US LLP
Independent Auditors Report

To the General Partner
ABS 3(c)(1) LP
Greenwich, Connecticut

Report on the Financial Statements
We have audited the accompanying financial statements of ABS 3(c)(1) LP (a Delaware limited partnership) (the “Partnership”), which comprise the statement of financial condition as of December 31, 2015, and the related statements of income, changes in Partners’ capital and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ABS 3(c)(1) LP as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

THE POWER OF BEING UNDERSTOOD
AUDIT | TAX | CONSULTING

1

Emphasis of Matter
As described in Note 1 to the financial statements, the Partnership ceased operations as of December 31, 2015. Our opinion is not modified with respect to this matter

New York, New York
June 24, 2016

2

ABS 3(c)(1) LP
(a limited partnership)

Statement of Financial Condition
December 31, 2015

Assets

Cash	$23,071
Receivable From Investment Funds	44,568,107

Total assets	$44,591,178

Liabilities and Partners’ Capital

Liabilities:
Due to withdrawing Partners	$44,387,078
Accrued expenses and other liabilities	204,100

Total liabilities	44,591,178

Partners’ Capital	–

Total liabilities and Partners’ capital	$44,591,178

See Notes to Financial Statements.

3

ABS 3(c)(1) LP
(a limited partnership)

Statement of Income
Year Ended December 31, 2015

Investment Income (Loss):
Income:
Interest	$407

Total income	407

Expenses:
Management fees	277,370
Professional fees and other	81,985
Incentive fees	75,216
Administration fees	19,844

Total expenses	454,415

Net investment loss	(454,008)

Net realized gain on disposal of Investment Funds	11,600,186

Net depreciation of investments in Investment Funds for the year	(9,631,036)

Net income	$1,515,142

See Notes to Financial Statements.

4

ABS 3(c)(1) LP
(a limited partnership)

Statement of Changes in Partners’ Capital
Year Ended December 31, 2015

	General Partner	Limited Partners	Total

Partners’ capital, January 1, 2015	$–	$44,527,937	$44,527,937
Contributions	–	3,583,922	3,583,922
Withdrawals *	–	(49,627,001)	(49,627,001)
Net income	–	1,515,142	1,515,142

Partners’ capital, December 31, 2015	$–	$–	$–

*	Withdrawals include $44,752,353 of Partners’ capital transferring to ABS Long/Short Strategies Fund at December 31, 2015. See Note 1.

See Notes to Financial Statements.

5

ABS 3(c)(1) LP
(a limited partnership)

Statement of Cash Flows
Year Ended December 31, 2015

Cash Flows From Operating Activities:
Net income	$1,515,142
Adjustments to reconcile net income to net cash used in operating activities:
Net depreciation of investments in Investment Funds for the year	9,631,036
Net realized gain on disposal of Investment Funds	(11,600,186)
Changes in operating assets and liabilities:
Decrease in other assets	6,631
Decrease in accrued expenses and other liabilities	(16,788)
Net cash used in operating activities	(464,165)

Cash Flows From Investing Activities:
Investments in Investment Funds	(4,376,410)
Redemptions of investments in Investment Funds	5,981,540
Net cash provided by investing activities	1,605,130

Cash Flows From Financing Activities:
Partners’ capital contributions	3,583,922
Partners’ capital withdrawals	(5,427,754)
Net cash used in financing activities	(1,843,832)

Net decrease in cash	(702,867)

Cash:
Beginning of the year	725,938

End of year	$23,071

Supplemental Schedule of Noncash Financing Activity:
Due to withdrawing Partners transferring to ABS Long/Short Strategies Fund	$43,352,353

Due to withdrawing Partners	$1,034,725

See Notes to Financial Statements.

6

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies

ABS 3(c)(1) LP (the “Partnership”) is a limited partnership organized under the laws of the State of Delaware primarily to invest in non-U.S. Investment Funds or in U.S. Investment Funds and other entities that invest and trade in securities. ABS Investment Management LLC (the “General Partner”), a Delaware limited liability company, serves as the general partner of the Partnership. The General Partner is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. The General Partner claims relief from registration as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commissions based on the no-action relief available with respect to fund of funds.

On November 12, 2015, the General Partner entered into an agreement to convert the Partnership into a newly created Delaware statutory Registered Investment Company by the name of ABS Long/Short Strategies Fund (the “Fund”). The transaction will be accomplished by transferring substantially all of the net assets of the Partnership to the Fund in exchange for shares in the Fund, distributing those shares to the Partnership’s limited partners in proportion to their positive capital accounts and liquidating the Partnership thereafter. The General Partner will serve as the Fund’s investment adviser. The Partnership was liquidated as of December 31, 2015.

The Partnership follows accounting principles generally accepted in the United States of America (“GAAP”) as established by the Financial Accounting Standards Board (the “FASB”) to ensure consistent reporting of financial condition, results of operations, and cash flows.

The Partnership qualifies as an investment company, as defined in FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies and, therefore, is applying the specialized accounting and reporting guidance in ASC Topic 946.

The General Partner operates the Partnership as a fund of funds and invests capital among private nonregistered investment entities that primarily utilize long/short (“L/S”) trading strategies (the “Investment Funds”). The General Partner selects the Investment Funds based on the experience, style and expertise of the Investment Funds’ managers (the “Investment Managers”). The Partnership will generally invest in non-U.S. Investment Funds or in U.S. Investment Funds that are expected to generate little or no unrelated business taxable income. The Investment Funds are managed by the Investment Managers pursuant to limited partnership or limited liability company agreements granting them discretionary trading authority.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Partnership maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses on these accounts and does not believe that it is exposed to any significant credit risk.

No provision is made in the accompanying financial statements for liabilities for federal, state or local income taxes since such liabilities are the responsibility of the individual Partners.

7

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies (Continued)

The FASB provides guidance for how uncertain tax positions should be recognized, measured, disclosed and presented in the financial statements. This requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership’s tax returns to determine whether the tax positions are “more likely than not” of being sustained “when challenged” or “when examined” by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense and liability in the current year. For the year ended December 31, 2015, management has determined that there are no material uncertain income tax positions. The Partnership files income tax returns in U.S. federal jurisdictions and various states.

The Partnership records its investments in investment funds at fair value. Guidance provided by the FASB defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Partnership utilizes valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs. Assets and liabilities recorded at fair value are categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The types of investments in Level 1 generally include listed equities and listed derivatives.

Level 2	Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly, and fair value that is determined through the use of models or other valuation methodologies. Investments in this category generally include corporate bonds and loans, less liquid and restricted equity securities, and certain over-the-counter derivatives. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Level 3	Inputs that are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation. Investments in this category generally include equity and debt positions in private companies.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Partnership to measure financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments in Investment Funds are valued at fair value in the statement of financial condition. Fair value has been determined based on the Partnership’s proportionate share of the underlying fair value of the net assets of the Investment Funds as reported by them or their delegates.

8

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 1.	Organization and Summary of Significant Accounting Policies (Continued)

Net depreciation of investments in Investment Funds is recorded based upon the Partnership’s proportionate share of the aggregate amount of appreciation (depreciation) reported by each Investment Fund. It includes the Partnership’s share of interest and dividend income and expense, realized and unrealized gains and losses on security transactions, and ordinary income and expenses.

Amounts shown as expenses in the statement of income include only those expenses charged directly to the Partnership and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the Investment Funds in which the Partnership is invested. These amounts are included in net depreciation of investments in Investment Funds in the statement of income.

Withdrawals from Investment Funds executed for a December 31, 2015 effective date have been recorded as receivables from Investment Funds on the statement of financial condition.

Note 2.	Investments in Investment Funds

At December 31, 2015, the Partnership owned interests in no Investment Funds.

Net depreciation of investments in Investment Funds is net of the Partnership’s proportionate share of fees and expenses incurred or charged by the Investment Funds. During 2015, the Investment Funds charged management fees ranging up to 2% annually and incentive fees of up to 20% of profits annually. Incentive fees may be subject to meeting certain threshold rates.

The Partnership’s investments in the Investment Funds are subject to the market and credit risk of those financial instruments held or sold short by the Investment Funds. Due to the limited liability of the Partnership’s investments in the Investment Funds, the Partnership’s risk of loss related to any one Investment Fund is limited to its investment in such Investment Fund.

Generally, the Partnership may make additional contributions to its investments in each of the Investment Funds as of the last day of any month. Withdrawals are governed by the redemption rights of the varying funds and may require up to 90 days’ notice. As such, due to the limited liquidity of certain Investment Funds, the values ascribed by certain Investment Managers may differ from the values that may be realized upon liquidation of such investments and the differences may be material.

The majority of the investments in Investment Funds during the year ended December 31, 2015 were domiciled in the Cayman Islands. However, this does not necessarily reflect the domiciles of the investments that such Investment Funds invested in.

The following table presents a reconciliation of activity for the Level 3 financial instruments for the year ended December 31, 2015.

Balance, January 1, 2015	$8,187,721
Net appreciation of investments	129,844
Sales of investments	(8,317,565)

Balance, December 31, 2015	$–

9

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 3.	Related Party Transactions

The General Partner provides management and certain administrative services to the Partnership. In consideration, the General Partner is entitled to a nonrefundable management fee at a rate per annum equal to three-quarters of one percent (.75%) per annum of the net asset value of the Capital Accounts of the Limited Partners. The Management Fee shall accrue monthly at a rate equal to 0.0625% of the applicable net asset value of each Capital Account on the first day of a calendar month (after giving effect to any capital contributions or withdrawals on such date), and shall be payable quarterly in arrears on the last day of each calendar quarter. The General Partner shall have the right to waive all or part of the Management Fee with respect to one or more Limited Partners from time to time at its sole discretion without notice to or the consent of the other Limited Partners. Management fees payable in the amount of $69,795 are included in accrued expenses and other liabilities in the accompanying statement of financial condition.

In accordance with the Limited Partnership Agreement, the General Partner is entitled to receive an annual incentive fee from the Partnership at the end of each fiscal year of the Partnership equal in amount to five percent (5%) of the aggregate net appreciation allocated to each capital account of a Limited Partner for such fiscal year subject to a loss carryforward provision. If a Limited Partner withdraws in whole or in part from the Partnership during a fiscal year, then the incentive fee shall also be computed on a pro rata basis with respect to capital withdrawn at the time of such withdrawal. Each capital account will be charged with its respective share of the incentive fee. For the purpose of calculating the incentive fee, each capital contribution of a Limited Partner shall be treated as a separate Capital Account. For the year ended December 31, 2015, total incentive fees amounted to $75,216, of which $71,462 remains outstanding as of December 31, 2015 and is included in accrued expenses and other liabilities on the statement of financial condition.

The General Partner shall have the right to waive all or part of the incentive fee with respect to one or more Limited Partners from time to time at its sole discretion without notice to or the consent of the other Limited Partners.

Note 4.	Indemnifications

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of future obligation under these indemnifications to be remote.

Note 5.	Financial Highlights

The information presented below represents the financial highlights applicable to the Limited Partner class of the Partnership taken as a whole (the nonmanaging Partners):

Operating Performance:

Total return before incentive fee	3.65%
Incentive fee	(0.17)

Total return after incentive fee	3.48%

10

ABS 3(c)(1) LP
(a limited partnership)

Notes to Financial Statements

Note 5.	Financial Highlights (Continued)

Total return is calculated for the Limited Partner class taken as a whole. An individual investor’s return may vary from these returns based on different management and incentive fee arrangements, participation in New Issues, and the timing of capital contributions and withdrawals.

Ratio to Limited Partners’ average net capital:

Operating expenses	0.84%
Incentive fee	0.17

Total expenses and incentive fee	1.01%

Net investment loss*	(0.84)%

*	The net investment loss ratio excludes the effect of the incentive fee.

The ratios shown above are calculated for the Limited Partner class taken as a whole. The ratio for an individual investor may vary from these ratios based on different management and incentive fee arrangements and the timing of capital contributions and withdrawals.

Note 6.	Subsequent Events

The Partnership has evaluated subsequent events for potential recognition and/or disclosure through June 24, 2016, the date the financial statements were available to be issued.

The Partnership liquidated as of December 31, 2015 and converted into the Fund on January 1, 2016. The Partnership paid substantially all of the remaining due to withdrawing Partners and accrued expenses and other liabilities reflected in the statement of financial condition. See Note 1.

11

EXHIBIT B

ABS LONG/SHORT STRATEGIES FUND
PROXY VOTING POLICY

September 28, 2015

I.	INTRODUCTION

ABS Long/Short Strategies Fund (the “Fund”) is the beneficial owner of its portfolio securities.  Accordingly, the Fund’s Board of Trustees (the “Board”), acting on behalf of the Fund, has the right and the fiduciary obligation to vote proxies relating to the Fund’s portfolio securities in a manner consistent with the best interests of the Fund and its shareholders.  Accordingly, the Board has adopted these Proxy Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Fund (these “Policies and Procedures”).

II.	POLICY

A.	DELEGATION TO THE INVESTMENT ADVISER.

1.            The policy of the Fund is to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s investment adviser (the “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

2.            The policy of the Fund is also to adopt the policies and procedures used by the Adviser to vote proxies relating to portfolio securities held by its clients, including the Fund (the “Adviser’s Policies and Procedures”).

3.            The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

4.            The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.	FIDUCIARY DUTY

The Adviser is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

IV.	PROXY VOTING PROCEDURES

A.	ANNUAL PRESENTATION OF PROXY VOTING POLICIES TO THE BOARD. At least annually, the Adviser shall present to the Board for its review the Adviser’s Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s Policies and Procedures.

B.	ANNUAL PRESENTATION OF PROXY VOTING RECORD TO THE BOARD. At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the Fund’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, other than the obligation the Adviser incurs as investment adviser to the Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

C.	RESOLUTION OF CONFLICTS OF INTEREST. Where a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Fund’s principal underwriter, or an affiliated person of the Fund, the Adviser or a principal underwriter and that of the Fund, the Adviser shall resolve such conflict in the manner described below.

1.	Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.	Notify and Obtain Consent of the Board. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, or the Adviser’s Policies and Procedures do not include pre-determined policies, the Adviser shall disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal.

a.	Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the Fund.

b.	Use of Independent Third Party. To the extent there is a conflict of interest between the Adviser, the Fund’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter and the Fund and the Adviser notifies the Board of such conflict, the Board may vote the proxy in accordance with the recommendation of an independent third party.

V.	REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Fund may be revoked by the Board, in whole or in part, at any time.

VI.	ANNUAL FILING OF PROXY VOTING RECORD

The Fund shall file an annual report of each proxy voted with respect to portfolio securities held by the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VII.	PROXY VOTING DISCLOSURES

A.	The Fund shall include in its registration statement:

1.            A description of these Policies and Procedures and of the Adviser’s Policies and Procedures; and

2.            A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the  Fund’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

B.	The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

1.            A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Fund’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

2.            A statement that information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

EXHIBIT C

ABS INVESTMENT MANAGEMENT LLC
PROXY VOTING PROCEDURES

Generally

Pursuant to Rule 206(4)-6 of the Advisers Act, registered investment advisers who have voting authority with respect to clients’ securities are required to adopt and implement policies and procedures for voting proxies, disclose those policies and procedures to their clients and disclose how clients may obtain information about how the adviser has voted proxies. The Firm does not exercise voting authority over traditional proxies typically sent to shareholders of listed equity securities, however from time to time it may receive requests to vote on a matter or provide consent to an underlying hedge fund. In such instances the Adviser will respond (in most instances through its custodian) in the best interest of its clients and to the extent the vote poses a conflict, the Adviser may seek a third party to cast the vote in its place.  Any such request would be approved by a managing member of the Adviser and delivered. Documents will be kept electronically at the Adviser’s office or at the custodian.

Voting Guidelines.  All proxies are considered and voted on a case-by-case basis.  The Adviser attempts to consider all factors relevant to a proxy proposal including the potential impact on the value and liquidity of the investment, the anticipated costs and benefits, and related customary industry and business practices.  The Adviser, on occasion, may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in a client’s best interest to vote.  When a client has authorized the Adviser to vote proxies on its behalf, the Adviser will generally not accept instructions from the client regarding how to vote proxies.

Proxy Voting Process.  All proxy materials will be delivered to the Adviser for logging by operations personnel and consideration for voting.  The Adviser’s portfolio managers shall vote the proxies and the operations personnel will return all proxies materials and related voting instructions (“Proxy Materials”) to the applicable fund custodian(s) for submission to the investment fund(s) requesting the proxies.
To track the voting process, the Adviser shall maintain a log that reflects pertinent information on the proxies including, the client that received the proxy, the date submitted to the applicable custodian and how the Adviser voted.

Conflicts of Interest.  When evaluating a proxy request, the portfolio management team shall consider any potential conflicts of interest that may result with respect to voting the proxy on behalf of an investment fund client.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy.  A conflict of interest shall also be deemed material in the event that the issuer that is the subject of the proxy request or any executive officer of that issuer has a client relationship with the Adviser.  All other materiality determinations will be based on an assessment of the particular facts and circumstances.  If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.  If the Adviser determined that a material conflict of interest exists, including those between the interests of the Adviser, an investment fund’s principal underwriter, or an affiliated person of the investment fund, the Adviser or a principal underwriter and that of the investment fund, the Adviser shall submit the proxy request to the investment fund for voting instructions.

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Disclosure of Proxy Voting Procedures and Record.  A general description of these proxy voting procedures will be included in the Adviser’s Form ADV.  The Adviser shall provide a copy of these procedures as well as the Adviser’s proxy voting record with respect to securities held in a client account to any client upon request.

Recordkeeping.  The Adviser shall maintain the following records relating to proxy voting: (1) a copy of these policies and procedures; (2) a copy of each proxy form (as voted); (3) a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote; (4) documentation relating to the identification and resolution of conflicts of interest; (5) any documents created by the Adviser that were material to a proxy voting decision or that memorialized the basis for that decision; and (6) a copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the Adviser’s office.  In lieu of keeping copies of proxy statements, the Adviser may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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